PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 3)
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
PRIMO WATER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2023
Primo Water Corporation 1150 Assembly Drive Suite 800 Tampa, Florida 33607
[•], 2023
Dear Shareowners:
We are pleased to invite you to attend Primo Water Corporation’s (“Primo Water” or the “Company”) 2023 annual and special meeting of shareowners (including any adjournment or postponement thereof, the “meeting”), which will be held at 8:00 a.m. (local time in Tampa) on Wednesday, May 3, 2023. We will again hold our annual and special meeting of shareowners in a virtual-only format, via live audio webcast. You can access the meeting by visiting www.virtualshareholdermeeting.com/PRMW2023. You will be able to listen to the meeting live and submit questions and vote your shares while the meeting is being held.
At this meeting, you will have the opportunity to learn more about Primo Water and our strategy and to receive our financial results for the 2022 fiscal year. The notice of meeting and proxy statement that accompany this letter describe the business to be conducted at the meeting. You should also have received a BLUE universal proxy card or voting instruction form and postage-paid return envelope, through which your vote is being solicited on behalf of the Company’s board of directors (the “Board”).
Your vote will be especially important at the meeting. One of the proposals to be voted on at the meeting is to elect ten directors, each to serve on the Board for a term that expires at the Company’s 2024 annual meeting of shareowners, or until his or her respective successor is duly elected and qualified. As you may know, Legion Partners Holdings, LLC (collectively with its affiliates, “Legion”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate four candidates—Timothy P. Hasara, Henrik Jelert, Derek R. Lewis and Lori T. Marcus (collectively, the “Purported Legion Nominees”)—to the Board for election as directors at the meeting. The Company has informed Legion that the Purported Nomination Notice failed to comply with the Company’s Amended and Restated By-Law No. 1 (the “Amended and Restated By-Laws”) through material omissions and other deficiencies, including material omissions relating to certain prior or pending legal proceedings involving Mr. Jelert and Ms. Marcus (together, the “Rejected Legion Nominees”). After careful review of Legion’s supplement to its Purported Nomination Notice, the Board has determined to exercise its discretion and provide a limited waiver of the deficiencies in the Purported Nomination Notice with respect to Messrs. Hasara and Lewis (together, the “Allowed Legion Nominees”). Accordingly, the Allowed Legion Nominees have been included on the Company’s BLUE universal proxy card. The Board does NOT endorse any of the Purported Legion Nominees, and the presence of the Allowed Legion Nominees on the enclosed BLUE universal proxy card is NOT an approval of or comment on the fitness, character, suitability and other qualifications of the Allowed Legion Nominees. The Board urges you NOT to sign or return any proxy card or voting instruction form sent to you by or on behalf of Legion. If you have previously submitted a proxy card sent to you by or on behalf of Legion, you can revoke that proxy and have your shares voted for the Board’s nominees and on other matters to be voted on at the meeting by completing, signing, dating and returning the enclosed BLUE universal proxy card or by following the instructions provided on the BLUE universal proxy card to submit a proxy over the Internet or by attending the meeting and voting your shares in person (virtually).
You may receive proxy solicitation materials from Legion, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Legion or the Purported Legion Nominees contained in any proxy materials filed or disseminated by, or on behalf of, Legion or any other statements that Legion or its representatives have made or may otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you by or on behalf of Legion.

We appreciate and encourage shareowner participation. We are confident that our slate of Board candidates has the right mix of professional achievement, skills, experiences and reputations that qualify each of the Company’s candidates to serve on the Board. We are committed to engaging with our shareowners and continuing to respond to shareowner concerns about the Company, and we believe we are well-positioned to oversee the execution of our long-term strategic plan to maximize value for the Company’s shareowners and other constituencies that the Company serves. The Board unanimously recommends that you vote “FOR” the re-election of Britta Bomhard, Susan E. Cates, Eric J. Foss, Jerry Fowden, Thomas J. Harrington, Gregory Monahan, Billy D. Prim, Eric Rosenfeld, Archana Singh and Steven P. Stanbrook on the BLUE universal proxy card. As the Purported Nomination Notice has been determined by the Board to be invalid with respect to the Rejected Legion Nominees under the Amended and Restated By-Laws, the BLUE universal proxy card does not include the names of the Rejected Legion Nominees and only contains the names of the Company’s nominees and the Allowed Legion Nominees.
Even if you cannot attend the meeting, it is very important that your shares be represented and voted, either through the Internet or by completing, signing and dating the enclosed BLUE universal proxy card in the envelope provided. Returning the BLUE universal proxy card or voting by Internet does not deprive you of your right to attend the meeting and to vote your shares. We encourage you to read the accompanying proxy statement and vote as soon as possible. If your shares are held by a broker, securities dealer, bank, trust company or other intermediary, we recommend that you instruct your intermediary to vote your shares on the BLUE universal proxy card.
Thank you for your ongoing support of Primo Water Corporation. Your vote and participation, no matter how many shares you own, are very important to us. We look forward to your cooperation.
Sincerely,

Thomas J. Harrington
Chief Executive Officer
If you have any questions or require assistance in authorizing a proxy or voting your common shares, or if you would like additional copies of the proxy materials, please contact:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Call Toll Free: 1-800-322-2885
Email: prmw@mackenziepartners.com

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2023

Primo Water Corporation
Notice of Annual and Special Meeting of Shareowners
The 2023 Annual and Special Meeting of Shareowners of Primo Water Corporation (“Primo Water” or the “Company”) will be held
on:	Wednesday, May 3, 2023
at:	8:00 a.m. (local time in Tampa). We encourage you to access the meeting prior to the start time to allow you ample time to log in to the live audio webcast and test your computer audio system.
at:
Virtual meeting only via live audio webcast online at www.virtualshareholdermeeting.com/PRMW2023. To participate in the meeting, you will need the 16-digit control number included on your BLUE universal proxy card or on the instructions that accompany your proxy materials. You will be able to listen to the meeting live and submit questions and submit your vote while the meeting is being held.

to:	•	receive the financial statements for the year ended December 31, 2022 and the report on those statements by Primo Water’s independent registered certified public accounting firm,
	•	elect directors,
	•	approve the appointment of Primo Water’s independent registered certified public accounting firm,
	•	hold a non-binding advisory vote on executive compensation,
	•	hold a non-binding advisory vote on the frequency of future executive compensation advisory votes
	•	approve Primo Water’s Amended and Restated By-Laws, and
	•	transact any other business that properly may be brought before the meeting and any adjournment of the meeting.
The foregoing items of business are more fully described in the accompanying proxy statement. The Board recommends a vote “FOR” each of the Board’s ten director candidates named in the accompanying proxy statement and BLUE universal proxy card and a vote “FOR” each of the Company’s other proposals (except with respect to the proposal on the frequency of future executive compensation advisory votes, on which we recommend once every “1 YEAR”) on the BLUE universal proxy card. Only those shareowners as of the close of business on March 14, 2023 (the “Record Date”) are entitled to notice of and to vote at the meeting. The proxy statement and the BLUE universal proxy card are first being made available to shareowners on or about [•], 2023.
Your vote (whether cast by you personally or by proxy) will be especially important at the meeting. As you may know, Legion Partners Holdings, LLC (collectively with its affiliates, “Legion”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate four candidates—Timothy P. Hasara, Henrik Jelert, Derek R. Lewis and Lori T. Marcus (collectively, the “Purported Legion Nominees”)—to the Board for election as directors at the meeting. The Company has informed Legion that the Purported Nomination Notice failed to comply with the Company’s Amended and Restated By-Law No. 1 (the “Amended and Restated By-Laws”) through material omissions and other deficiencies, including material omissions relating to certain prior or pending legal proceedings involving Mr. Jelert and Ms. Marcus (together, the “Rejected Legion Nominees”). After careful review of Legion’s supplement to its Purported Nomination Notice, the Board has determined to exercise its discretion and provide a limited waiver of the deficiencies in the Purported Nomination Notice with respect to Messrs. Hasara and Lewis (together, the “Allowed Legion Nominees”). Accordingly, the Allowed Legion Nominees have been included on the Company’s BLUE universal proxy card. You may receive proxy solicitation materials from Legion. The Board does NOT endorse any of the Purported Legion Nominees, and the presence of the Allowed Legion Nominees on the enclosed BLUE universal proxy card is NOT an approval of or comment on the fitness, character, suitability and other qualifications of the Allowed Legion Nominees. The Board urges you NOT to sign or return any proxy card or voting instruction form sent to you by or on behalf of Legion. If you have previously submitted a proxy card sent to you by or on behalf of Legion, you can revoke that proxy and have your shares voted for the Board’s nominees and on other matters to be voted on at the meeting by completing, signing, dating and returning the enclosed BLUE universal proxy card or by following the instructions provided on the BLUE universal proxy card to submit a proxy over the Internet or by attending the meeting and voting your shares in person (virtually).
The Company’s candidates for election as directors of the Company are listed in the accompanying proxy statement and BLUE universal proxy card. The Board strongly and unanimously recommends that you vote on the BLUE universal proxy card or voting instruction form “FOR” each of the Company’s candidates. As the Purported Nomination Notice has been determined by the Board to be invalid under the Amended and Restated By-Laws with respect to the Rejected Legion Nominees, the BLUE universal proxy card does not include the names of the Rejected Legion Nominees and only includes the names of the Company’s nominees and the Allowed Legion Nominees. However, if a court of competent jurisdiction subsequently determines that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, then the Company will amend its proxy statement and the accompanying BLUE universal proxy card to comply with the applicable requirements of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and the other rules and regulations promulgated thereunder, and to include the names of all of the Purported Legion Nominees that have been validly nominated on a universal proxy card and will mail the revised proxy statement and a revised BLUE universal proxy card to shareowners. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card or voting instruction form that does not include the names of all of the Purported Legion Nominees will be recognized, be tabulated at the meeting or have any legal effect. These proxies or votes will be disregarded. Accordingly, if you vote on the Company’s BLUE universal proxy card accompanying this proxy statement and any subsequent litigation results in the conclusion that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, your votes will not be recognized, be tabulated at the meeting or have any legal effect, and you will need to vote again for your vote to be counted. In the event that a court of competent jurisdiction subsequently determines that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, the Company may also need to delay the meeting to allow time for shareowners to receive and consider the new proxy materials, including a revised BLUE universal proxy card.
Whether or not you plan to attend the meeting, we encourage you to submit your proxy as soon as possible by voting through the Internet or by completing, signing and dating the enclosed BLUE universal proxy card. You are urged to vote your shares promptly even if your shares have been sold after the record date. For specific instructions on how to vote your shares, please refer to the BLUE universal proxy card or the section entitled “Questions and Answers About the Meeting” on page 2 of the proxy statement.
If your common shares are held by a broker, securities dealer, bank, trust company or other intermediary (i.e., your shares are held in “street name”), you will receive a voting instruction form from that broker, securities dealer, bank, trust company or other intermediary. You must provide voting instructions by completing the voting instruction form and returning it to your broker, securities dealer, bank, trust company or other intermediary for your shares to be voted. We recommend that you instruct your broker, securities dealer, bank, trust company or other intermediary to vote your shares on the BLUE universal proxy card. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.
It is important that your shares be represented at the meeting, even if you plan to attend the meeting, to ensure that your shares will be represented. You do not need to attend the meeting to vote if you vote your shares before the meeting. If you are a record holder, you may vote your shares by mail or the Internet as described in the BLUE universal proxy card. You may also vote in person (virtually) at the meeting. If your shares are held by a broker, securities dealer, bank, trust company or other intermediary, you must follow the instructions provided by your broker, securities dealer, bank, trust company or other intermediary to vote your shares. If you plan to attend the meeting and vote your shares in person (virtually) at the meeting, you need to make the necessary arrangements with your intermediary.

By order of the board of directors

Marni Morgan Poe
Chief Legal Officer and Secretary
Tampa, Florida
[•], 2023
YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY, EITHER ELECTRONICALLY THROUGH THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING YOUR BLUE UNIVERSAL PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS TO BE HELD ON MAY 3, 2023
Our proxy statement, form of proxy and 2022 annual report are available at our website (www.primowatercorp.com), as well as our profile on SEDAR (www.sedar.com) and EDGAR (www.sec.gov).
Please complete, sign, date and promptly return the enclosed BLUE universal proxy card in the envelope provided, or grant a proxy and give voting instructions by Internet, so that you may be represented at the meeting. Instructions are on your BLUE universal proxy card or on the voting instruction form provided by your broker, securities dealer, bank, trust company or other intermediary.
Brokers cannot vote on any of the proposals without your instructions.
The accompanying proxy statement provides a detailed description of the business to be conducted at the meeting. We urge you to read the accompanying proxy statement, including the appendices, carefully and in their entirety.
If you have any questions concerning the business to be conducted at the meeting, or if you would like additional copies of proxy materials, or require assistance in authorizing a proxy or voting your common shares, please contact:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Call Toll Free: 1-800-322-2885
Email: prmw@mackenziepartners.com

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2023

Primo Water Corporation
Annual and Special Meeting of Shareowners
THIS PROXY STATEMENT EXPLAINS:
•	details of the matters to be voted upon at the meeting, and
•	how to exercise your right to vote even if you cannot attend the meeting.
THIS PROXY STATEMENT CONTAINS:
•	the notice of the meeting,
•	the proxy statement for the meeting, and
•	a proxy form that you may use to vote your shares without attending the meeting.
REGISTERED SHAREOWNERS
A BLUE universal proxy card is enclosed with this booklet. This BLUE universal proxy card may be used to vote your shares if you are unable to attend the meeting. Instructions on how to vote using this BLUE universal proxy card are found starting on page 2 of this proxy statement.
NON-REGISTERED BENEFICIAL SHAREOWNERS
If your shares are held on your behalf or for your account by a broker, securities dealer, bank, trust company or other intermediary, you will not be able to vote unless you carefully follow the instructions provided by your intermediary.
The accompanying proxy statement and BLUE universal proxy card are furnished in connection with the solicitation of proxies by or on behalf of the board of directors for use at the annual and special meeting of shareowners to be held on Wednesday, May 3, 2023 and any continuation of the meeting after an adjournment of such meeting.
AVAILABILITY OF QUARTERLY FINANCIAL INFORMATION
If you are a shareowner and wish to receive (or continue to receive) our quarterly interim financial statements (and the related management discussion and analysis) by mail, you must complete and return the enclosed request form. If you do not do so, quarterly financial statements will not be sent to you. Financial results are announced by media release, and financial statements are available on our website at www.primowatercorp.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov.

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2023

Primo Water Corporation
Proxy Statement
GENERAL INFORMATION
This proxy statement and accompanying BLUE universal proxy card are furnished in connection with the solicitation of proxies by or on behalf of the board of directors (the “Board”) of Primo Water Corporation (“Primo Water” or the “Company”) for use at the Company’s 2023 annual and special meeting of shareowners (including any adjournments or postponements thereof, the “meeting”) that is to be held at the time and place, and for the purposes, described in the accompanying notice of the meeting.
We are first mailing or making available to shareowners this proxy statement, BLUE universal proxy card, our 2022 annual report and related materials on or about [•], 2023. All dollar amounts are in United States dollars unless otherwise stated. All information contained in this proxy statement is as of March 14, 2023, unless otherwise indicated. Our fiscal year ends on the Saturday closest to December 31 of each year. In this proxy statement, therefore, references to the year 2020 are to the fiscal year ended January 2, 2021, references to the year 2021 are to the fiscal year ended January 1, 2022, and references to the year 2022 are to the fiscal year ended December 31, 2022. As used herein, “GAAP” means United States generally accepted accounting principles.
We will again hold our annual and special meeting of shareowners in a virtual meeting, via live audio webcast. Shareowners can access the meeting by visiting www.virtualshareholdermeeting.com/PRMW2023. To participate in the meeting, shareowners will need the 16-digit control number included on their proxy cards or on the instructions that accompany the proxy materials. We recommend that shareowners carefully review in advance the procedures needed to gain admission virtually to the meeting. Technicians will be ready to assist you with any technical difficulties you may have accessing the meeting. If you encounter any difficulties accessing the meeting during check-in or during the meeting, please call the technical support number that will be posted on the meeting login page at www.virtualshareholdermeeting.com/PRMW2023.
We designed the format of the online meeting to ensure that our shareowners who attend the meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareowner access, participation and communication through online tools. We will take the following steps to ensure such an experience:
•	providing shareowners with the ability to submit appropriate questions real-time via the meeting website; and
•	answering questions submitted in the time allotted for the meeting (given time constraints, we may have to limit the number of questions addressed at the meeting).
If there are any questions that cannot be addressed due to time constraints or for any other reason, we will post answers to such questions on our website following the meeting. If we receive substantially similar questions, we may group them together and provide a single response to avoid repetition. Only questions that are relevant to the purpose of the meeting or our business will be answered.

QUESTIONS AND ANSWERS ABOUT THE MEETING
Why did I receive these proxy materials?
The Board is soliciting your proxy for use at our meeting because you owned the Company’s common shares as of the close of business on March 14, 2023 (the “Record Date”) and, therefore, are entitled to vote at the meeting on the following proposals:
•	Proposal 1: To elect directors to serve until the 2024 annual meeting or until his or her earlier resignation, retirement or death;
•	Proposal 2: To approve the appointment of PricewaterhouseCoopers LLP as the Company’s certified public accounting firm for the 2023 fiscal year;
•	Proposal 3: To hold a non-binding advisory vote on the compensation of the named executive officers (commonly referred to as “say-on-pay”);
•	Proposal 4: To hold a non-binding advisory vote on the frequency of future executive compensation advisory votes; and
•	Proposal 5: To approve the Amended and Restated By-Laws (as defined below).
We will also consider any other business that properly comes before the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed BLUE universal proxy card or voting instruction form will vote the shares they represent in accordance with the instructions of the Board to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated therein (the “Exchange Act”).
Who is soliciting my vote?
The Board, on behalf of the Company, is soliciting your proxy to vote your shares on all matters scheduled to come before the meeting, whether or not you attend in person. By submitting your proxy and voting instructions over the Internet, or by completing, signing, dating and returning the BLUE universal proxy card, you are authorizing the persons named as proxies to vote your common shares at the meeting as you have instructed.
Have other candidates been nominated for election as directors at the meeting in opposition to the Board’s nominees?
Legion Partners Holdings, LLC (collectively with its affiliates, “Legion”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate four candidates—Timothy P. Hasara, Henrik Jelert, Derek R. Lewis and Lori T. Marcus (collectively, the “Purported Legion Nominees”)—for election to the Board at the meeting. The Company has informed Legion that the Purported Nomination Notice failed to comply with the Company’s Amended and Restated By-Laws through material omissions and other deficiencies, including material omissions relating to certain prior or pending legal proceedings involving Mr. Jelert and Ms. Marcus (together, the “Rejected Legion Nominees”). After careful review of Legion’s supplement to the Purported Nomination Notice, the Board has determined to exercise its discretion and provide a limited waiver of the deficiencies in the Purported Nomination Notice with respect to Messrs. Hasara and Lewis (together, the “Allowed Legion Nominees”). Accordingly, the Allowed Legion Nominees have been included on the Company’s BLUE universal proxy card. The Purported Legion Nominees have NOT been endorsed by the Board, and the presence of the Allowed Legion Nominees on the enclosed BLUE universal proxy card is NOT an approval of or comment on the fitness, character, suitability and other qualifications of the Allowed Legion Nominees. You may receive proxy solicitation materials from Legion, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Legion or the Purported Legion Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Legion or any other statements that Legion or its representatives have made or may otherwise make.
As the Purported Nomination Notice has been determined by the Board to be invalid with respect to the Rejected Legion Nominees under the Company’s Amended and Restated By-Laws, the BLUE universal proxy card does not include the names of the Rejected Legion Nominees and only includes the names of the Company’s nominees and the Allowed Legion Nominees. However, if a court of competent jurisdiction subsequently determines that the

Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, then the Company will amend its proxy statement and the accompanying BLUE universal proxy card to comply with the applicable requirements of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and the other rules and regulations promulgated thereunder, and to include the names of all of the Purported Legion Nominees that have been validly nominated on a universal proxy card and will mail the revised proxy statement and a revised BLUE universal proxy card to shareowners. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated universal proxy card or voting instruction form that does not include the names of all of the Purported Legion Nominees will be recognized, be tabulated at the meeting or have any legal effect. These proxies or votes will be disregarded. Accordingly, if you vote on the Company’s BLUE universal proxy card accompanying this proxy statement and any subsequent litigation results in the conclusion that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, your votes will not be recognized, be tabulated at the meeting or have any legal effect, and you will need to vote again for your vote to be counted. In the event that a court of competent jurisdiction subsequently determines that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, the Company may also need to delay the meeting to allow time for shareowners to receive and consider the new proxy materials, including a revised BLUE universal proxy card.
We ask that you only cast your votes “FOR” Britta Bomhard, Susan E. Cates, Eric J. Foss, Jerry Fowden, Thomas J. Harrington, Gregory Monahan, Billy D. Prim, Eric Rosenfield, Archana Singh and Steven P. Stanbrook. Shareowners should refer to Legion’s proxy statement for the names, backgrounds, qualifications and other information concerning the Allowed Legion Nominees. You may access Legion’s proxy statement, and any other relevant documents, without cost on the Security and Exchange Commission’s (the “SEC”) website.
The Board is pleased to nominate for election as directors the following persons—Britta Bomhard, Susan E. Cates, Eric J. Foss, Jerry Fowden, Thomas J. Harrington, Gregory Monahan, Billy D. Prim, Eric Rosenfield, Archana Singh and Steven P. Stanbrook, each of whom is an incumbent director of the Company and is named in this proxy statement and on the enclosed BLUE universal proxy card. We believe our candidates have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all of the Company’s shareowners.
Is my vote important?
Your vote will be particularly important at the meeting. As you may know, the Company received the Purported Nomination Notice from Legion of its intent to propose the Purported Legion Nominees to the Board for election as directors at the meeting, in opposition to the election of the Company’s candidates. The Company has informed Legion that the Purported Nomination failed to comply with the Amended and Restated By-Laws through material omissions and other deficiencies, including material omissions relating to certain prior or pending legal proceedings involving the two Rejected Legion Nominees. After careful review of Legion’s supplement to its Purported Nomination Notice, the Board has determined to exercise its discretion and provide a limited waiver of the deficiencies in the Purported Nomination Notice with respect to the Allowed Legion Nominees. Accordingly, the Allowed Legion Nominees have been included on the Company’s BLUE universal proxy card.
The Board does NOT endorse any of the Purported Legion Nominees, including the Allowed Legion Nominees whose names have been included on the Company’s BLUE universal proxy card, and the presence of the Allowed Legion Nominees on the enclosed BLUE universal proxy card is NOT an approval of or comment on the fitness, character, suitability and other qualifications of the Allowed Legion Nominees. You may receive proxy solicitation materials from or on behalf of Legion, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Legion, the Purported Legion Nominees or any proposal contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Legion or any other statements that Legion or its representatives have made or may otherwise make.
As the Purported Nomination Notice has been determined by the Board to be invalid with respect to the Rejected Legion Nominees under the Company’s Amended and Restated By-Laws, the BLUE universal proxy card does not include the names of the Rejected Legion Nominees and only includes the names of the Company’s nominees and the Allowed Legion Nominees. However, if a court of competent jurisdiction subsequently determines that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, then the Company will amend its proxy statement and the accompanying BLUE universal proxy card to comply with the applicable requirements of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and the other rules and regulations promulgated thereunder, and to include the names of all of the Purported Legion Nominees that have been validly nominated on a universal proxy card and will mail the revised proxy statement and a revised BLUE universal proxy card to shareowners. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated universal proxy card or voting instruction form that does not include the names of all of the Purported Legion Nominees that have been validly nominated will be recognized, be tabulated at the meeting or have any legal effect. These proxies or votes will be disregarded. Accordingly, if you vote on the Company’s BLUE universal proxy card accompanying this proxy statement and any subsequent litigation results in the conclusion that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, your votes will not be recognized, be tabulated at the meeting or have any legal effect, and you will need to vote again for your vote to be counted. In the event that a court of competent jurisdiction subsequently determines that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, the Company may also need to delay the meeting to allow time for shareowners to receive and consider the new proxy materials, including a revised BLUE universal proxy card.
The Board recommends a vote “FOR” the election of each of the director nominees recommended by the Board and named in this proxy statement on the enclosed BLUE universal proxy card and strongly and unanimously urges you to NOT sign or return any proxy card(s) or voting instruction form(s) that you may receive from or on behalf of Legion.
To vote “FOR” all of the Board’s nominees, please complete, sign, date and return the enclosed BLUE universal proxy card or follow the instructions provided in the BLUE universal proxy card for submitting a proxy over the Internet or vote in person (virtually) at the meeting. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the meeting.
If you have previously signed any proxy card sent to you by Legion in respect of the meeting, you can revoke it by completing, signing, dating and returning the enclosed BLUE universal proxy card or by following the instructions provided in the BLUE universal proxy card for submitting a proxy to vote your shares over the Internet or voting at the meeting. Completing, signing, dating and returning any proxy card that Legion may send to you, even with instructions to vote “withhold” with respect to the Purported Legion Nominees, will cancel any proxy you may have previously submitted to have your shares voted on the Company’s BLUE universal proxy card as only your latest proxy card or voting instruction form will be counted.
Non-registered beneficial shareowners who own their shares in “street name” should follow the voting instructions provided by their intermediary to ensure that their shares are represented and voted at the meeting, or to revoke prior voting instructions. The Board urges you to instruct your intermediary to vote “FOR” the Board’s nominees, “FOR” Proposal 2, “FOR” Proposal 3, “1 YEAR” on Proposal 4 and “FOR” Proposal 5 by completing, signing, dating and returning only the enclosed BLUE universal proxy card.
If you mark a “FOR” vote with respect to less than ten nominees under Proposal 1, your shares will only be voted “FOR” those nominees you have marked. If you vote “FOR” more than ten nominees, all of your votes on Proposal 1 will be invalid and will not be counted.
Will there be any other items of business on the agenda?
We do not expect that any other items of business will be presented for consideration at the meeting other than those described in this proxy statement. However, by completing, signing, dating and returning a BLUE universal proxy card or submitting your proxy or voting instructions over the Internet, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the meeting, and of which we did not have notice at least by [•], and such persons named as proxies intend to vote on any such other matter in accordance with the instructions of the Board to the extent permitted by Rule 14a-4(c) of the Exchange Act.

What are the Board’s recommendations?
The Board unanimously recommends that you vote by proxy using the BLUE universal proxy card with respect to the proposals as follows:
•
“FOR” the election of Britta Bomhard, Susan E. Cates, Eric J. Foss, Jerry Fowden, Thomas J. Harrington, Gregory Monahan, Billy D. Prim, Eric Rosenfield, Archana Singh and Steven P. Stanbrook as directors (Proposal 1);

•	“FOR” the approval of the appointment of PricewaterhouseCoopers LLP as the Company’s certified public accounting firm for the 2023 fiscal year (Proposal 2);
•	“FOR” the approval, on a non-binding advisory basis, of the compensation of the named executive officers (Proposal 3);
•	For the approval, on a non-binding advisory basis, of holding future executive compensation advisory votes once every “1 YEAR”; (Proposal 4) and
•	“FOR” the approval of the Amended and Restated By-Laws (Proposal 5).
Why is the Board making such recommendations?
We describe each proposal and the Board’s reason for its recommendation with respect to each proposal on pages 18, 79, 82, 83 and 84 and elsewhere in this proxy statement.
Who can vote at the meeting?
The Record Date is used to determine shareowners who are entitled to receive notice of the meeting. Shareowners at the close of business on that date will be entitled to vote at the meeting. As of the Record Date, 159,710,314 common shares were outstanding. Each common share entitles the holder to one vote on all matters presented at the meeting.
What constitutes quorum at the meeting?
The meeting requires a quorum, which for this meeting means:
•	at least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled; and
•	persons owning or representing not less than a majority of the voting power of our shares entitled to vote.
What vote is required to approve each proposal?
All matters that are scheduled to be voted upon at the meeting, with the exception of the election of directors, are ordinary resolutions. Ordinary resolutions are passed by a simple majority of votes cast—if more than half of the votes that are cast are cast in favor, the resolution passes.
In an uncontested election, the directors nominated must be elected by ordinary resolution of the shareowners. Pursuant to Primo Water’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast (including votes “for” and votes “withheld”), such director is required to promptly deliver written notice to the ESG and Nominating Committee offering to resign from the Board. However, pursuant to Primo Water’s Majority Voting and Director Resignation Policy, a plurality voting standard will apply in a contested election. That means, if more than ten persons are nominated for election at the meeting and/or proxies are being solicited for election of directors by any party other than Primo Water, the ten nominees receiving the highest number of “FOR” votes will be elected to the Board. The Board has determined that Legion’s Purported Nomination Notice failed to comply with the Company’s Amended and Restated By-Laws through material omissions and other deficiencies, including material omissions relating to certain prior or pending legal proceedings involving the Rejected Legion Nominees. After careful review of Legion’s supplement to its Purported Nomination Notice, the Board has determined to exercise its discretion and provide a limited waiver of the deficiencies in the Purported Nomination Notice with respect to the Allowed Legion Nominees. Accordingly the Allowed Legion Nominees have been included on the Company’s BLUE universal proxy card. The presence of the Allowed Legion Nominees on the enclosed BLUE universal proxy card is NOT an endorsement or approval of or comment on the fitness, character, suitability and other qualifications of the Allowed Legion Nominees. Legion has sought to challenge the Board’s decision to invalidate the Purported Nomination Notice and has publicly disclosed an intent to solicit proxies for the election of the Allowed Legion Nominees while its challenge is pending in court and with the applicable regulatory authority. So long as the election of directors at the meeting remains contested, a plurality voting standard will apply. Primo Water’s Majority Voting and Director Resignation Policy is described more particularly below under the heading “Majority Voting and Director Resignation Policy” on page 29 of this proxy statement.
The approval of Primo Water’s independent registered certified public accounting firm and the Amended and Restated By-Laws must be approved by ordinary resolution of the shareowners.
Due to the non-binding advisory nature of the matter to be voted upon in respect of the compensation of our executive officers, there is no minimum vote requirement for the proposal. However, the matter will be considered to have passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Similarly, since the non-binding advisory vote on the frequency of say-on-pay votes seeks the input of shareowners and provides shareowners with multiple voting options, the options being every one, two or three years, there is no minimum vote requirement for the proposal. Instead, the frequency option receiving the greatest number of votes will be considered the frequency recommended by shareowners.
Proxies may be marked “FOR,” “AGAINST” or “WITHHOLD/ABSTAIN.” Abstentions/withholding are counted for purposes of establishing a quorum, but they are not counted as votes cast for or against a proposal. To the extent that Legion provides proxy materials to a broker who holds shares for a beneficial owner, broker non-votes from such brokers will not be counted for purposes of determining the presence of a quorum at the meeting and will not be counted as votes cast for or against any proposal. However, if a broker receives proxy materials only from the Company, broker non-votes will be counted for purposes of determining the presence of a quorum but will not be counted as votes cast for or against any proposal.
What is a proxy? How do I appoint a proxyholder?
A proxy is a document that authorizes another person to attend the meeting and cast votes on behalf of a registered shareowner at the meeting. Your proxyholder is the person you appoint to cast your votes for you at the meeting. Your proxy authorizes the proxyholder to vote and otherwise act for you at the meeting, including any continuation of the meeting if it is adjourned.
If you are a registered shareowner, you can grant a proxy by following the instructions on the accompanying BLUE universal proxy card. You may also use any other legal form of proxy. The persons named in the enclosed BLUE universal proxy card are directors or officers of Primo Water. You may choose those individuals or any other person to be your proxyholder. Your proxyholder does not have to be a shareowner of Primo Water. If you want to authorize a director or officer of Primo Water who is named on the enclosed BLUE universal proxy card as your proxyholder, please leave the line near the top of the BLUE universal proxy card proxy form blank, as their names are pre-printed on the form. If you want to authorize another person as your proxyholder, fill in that person’s name in the blank space located near the top of the enclosed BLUE universal proxy card.
If you are a non-registered beneficial shareowner, you can grant a proxy by following the instructions your intermediary provides to you.
If I am a registered shareowner, how can I vote my shares?
The following instructions are for registered shareowners only. If you are a non-registered beneficial shareowner, please follow your intermediary’s instructions on how to vote your shares. See below under “If I am a non-registered beneficial shareowner, how can I vote my shares.”
Voting at the Meeting
Primo Water is holding the meeting in a virtual-only format and shareowners will not be able to attend the meeting in person. Registered shareowners who attend the meeting online by accessing www.virtualshareholdermeeting.com/PRMW2023 may electronically vote the shares registered in their name on resolutions put before the meeting. If you are a registered holder who will attend and vote online at the meeting, you do not need to complete or return the BLUE universal proxy card, although you are requested to do so. Whether or not you plan to attend the meeting, we recommend that you also submit your proxy by Internet or mail so that your vote will be counted if you later decide not to attend the meeting. Sending in a proxy card will not prevent a registered shareowner from voting online at the meeting. Such registered shareowner’s vote will be taken and counted at the meeting. If you are attending the meeting, please log-on to the meeting in advance to ensure that your vote will be counted.
Voting by Proxy
If you are a registered shareowner but do not plan to attend the online meeting, there are four ways that you can vote your proxy:
•
Mail: You may vote by completing, dating and signing the enclosed BLUE universal proxy card and returning it to Broadridge Corporate Issuer Services (“Broadridge”) no later than 11:59 p.m. local time in Tampa on May 2, 2023, or the last business day prior to any postponed or adjourned meeting, by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 using the envelope provided.

•
Internet: You may vote over the Internet by accessing www.proxyvote.com and following the proxy login and voting procedures described for the meeting. The enclosed BLUE universal proxy card contains certain information required for the Internet voting process. Detailed voting instructions will then be conveyed electronically via the Internet to those who have completed the login procedure. You may vote (and revoke a previous vote) over the Internet at any time before 11:59 p.m. local time in Tampa on May 2, 2023 or the last business day prior to any postponed or adjourned meeting.

The Internet voting procedure, which complies with Canadian law, is designed to authenticate shareowners’ identities, to allow shareowners to vote their shares and to confirm that shareowners’ votes have been recorded properly. Shareowners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareowners. Also, please be aware that Primo Water is not involved in the operation of the Internet voting procedure and cannot take responsibility for any access or Internet service interruptions that may occur or any inaccurate, erroneous or incomplete information that may appear.
•
Other: If you have not availed yourself of any of the foregoing voting procedures by 11:59 p.m. local time in Tampa on May 2, 2023 or the last business day prior to any postponed or adjourned meeting but still wish to vote by proxy, you may vote by (i) completing, dating and signing the enclosed BLUE universal proxy card and faxing it to the attention of our Secretary at (813) 434-2139, or (ii) having the person you have chosen as your proxyholder deliver it in person to our Secretary, in each case so that it is received prior to the commencement of the meeting or any postponed or adjourned meeting.

If I am a non-registered beneficial shareowner, how can I vote my shares?
If your common shares are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered beneficial shareowner (as opposed to a registered shareowner). Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, our non-registered beneficial shareowners. Intermediaries often use a service company (such as Broadridge) to forward meeting materials to non-registered beneficial shareowners. Primo Water intends to pay for intermediaries to deliver proxy-related materials and the request for voting instructions (Form 54-101F7) to “objecting beneficial owners” in accordance with National Instrument 54-101—Communication with Beneficial Owners of Securities. If you are a non-registered beneficial shareowner, you can vote your common shares by proxy, by following the instructions your intermediary provides to you, through your intermediary or at the meeting. As a non-registered beneficial shareowner, while you are invited to attend the meeting, you will not be entitled to vote at the meeting unless you make the necessary arrangements with your intermediary to do so.
If you do not provide voting instructions to your intermediary, then your common shares will not be voted at the meeting on any proposal with respect to which the intermediary does not have discretionary authority. To the extent that Legion provides a proxy card to an intermediary who holds shares for a non-registered beneficial shareowner, none of the matters to be voted on at the Meeting will be considered a discretionary matter under the rules of the various regional and national exchanges of which the intermediary is a member (the “Broker Rules”), which means that an intermediary that is subject to the Broker Rules will not have authority to vote shares held by a non-registered shareowner without instructions from the non-registered shareowner. If you are a non-registered shareowner, please instruct the intermediary how to vote your common shares using the voting instruction form provided by your intermediary so that your vote can be counted. The voting instruction form provided by the intermediary holding your common shares may also include information about how to submit your voting instructions over the Internet. The BLUE universal proxy card accompanying this proxy statement will provide information regarding Internet voting.
Voting at the Meeting
Primo Water is holding the meeting in a virtual-only format and shareowners will not be able to attend the meeting in person. A non-registered beneficial shareowner who received a voting instruction form from the intermediary and who wishes to attend and vote at the meeting online by accessing www.virtualshareholdermeeting.com/PRMW2023 (or have another person attend and vote on their behalf) should strike out the proxyholders named in the voting instruction form and insert the non-registered beneficial shareowner’s (or such other person’s) name in the blank space provided or follow the corresponding instructions provided by the intermediary. However, even if you plan to attend the meeting, Primo Water recommends that you vote your shares in advance, so that your vote will be counted in the event you later decide not to attend the meeting. This will not prevent a non-registered beneficial shareowner from voting at the meeting. Such non-registered beneficial shareowner’s vote will be taken and counted at the meeting. If you are attending the meeting, please log on to the meeting in advance to ensure that your vote will be counted.
Voting by Proxy through Intermediary
•
Internet: If your intermediary is registered with Broadridge, which we have retained to manage beneficial shareowner Internet voting, you may vote over the Internet by following the proxy login and voting instructions on your voting instruction form.

•
Through Intermediary: A non-registered beneficial shareowner who does not vote via the Internet will be given a voting instruction form or other document by his or her intermediary that must be submitted by the non-registered beneficial shareowner in accordance with the instructions provided by the intermediary. In such case, you cannot use the Internet voting procedures described above and must follow the intermediary’s instructions (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s Internet website). Occasionally, a non-registered beneficial shareowner may be given a form of proxy that has been signed by the intermediary and is restricted to the number of shares owned by the non-registered beneficial shareowner but is otherwise not completed. This form of proxy does not need to be signed by the non-registered beneficial shareowner. In this case, you can complete the form of proxy and vote by mail only in the same manner as described above under “If I am a registered shareowner, how can I vote my shares?—Voting by Proxy” beginning on page 6 of this proxy statement.

In all cases, non-registered beneficial shareowners should carefully follow the instructions provided by the intermediary.
What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?
As a registered shareowner as of the close of business on the Record Date for the meeting, if you properly, complete, sign date and return a BLUE universal proxy card, your common shares will be voted as you specify. However, if you return your signed and dated BLUE universal proxy card or submit your proxy by Internet but do not specify how you want your common shares voted, then your common shares will be voted by the persons names as proxyholders on the BLUE universal proxy card “FOR” each of the Company’s ten director candidates named in the accompanying proxy statement and BLUE universal proxy card and a vote “FOR” each of the Company’s other proposals (except with respect to the proposal on the frequency of future executive compensation advisory votes, which will be voted as once every “1 YEAR”) on the BLUE universal proxy card.
If, on the Record Date, your shares were held in an account at a bank, securities dealer, broker, trust company or other intermediary, then you are the non-registered beneficial shareowner of shares held in “street name.” The organization holding your account is considered the shareowner of record for purposes of voting at the meeting. As a non-registered beneficial shareowner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the meeting. However, because you are not a registered shareowner, you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other intermediary. Please follow the instructions from your bank, securities dealer, broker, trust company or other intermediary, or contact your intermediary to request a legal proxy. If you hold your shares in “street name,” please instruct your intermediary how to vote your shares using the voting instruction form provided by your bank, securities dealer, broker, trust company or other intermediary so that your vote can be counted. The voting instruction form provided by your intermediary may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.
A “broker non-vote” occurs when the broker holding shares for a non-registered beneficial shareowner has not received voting instructions from the non-registered beneficial shareowner and does not have discretionary authority to vote the shares. If you own your shares in “street name” and do not provide voting instructions to your broker, then your shares will not be voted at the meeting on any proposal with respect to which your broker does not have discretionary authority and discretionary authority is permissible at an annual meeting. To the extent that Legion provides a proxy card to shareowners who hold their shares in “street name,” all of the matters to be voted on at the meeting will be considered “non-routine” matters. In that case, your broker will not have discretionary authority to vote your shares at the meeting on any proposal. If you do not provide voting instructions to your bank, securities dealer, broker, trust company or other intermediary holding common shares for you, your shares will not be voted with respect to any of Proposal 1, 2, 3, 4 or 5. Further, the broker non-votes will not be counted for purposes of determining whether a quorum exists at the meeting. Therefore, if your shares are held in “street name,” we encourage you to provide voting instructions on a voting instruction form provided by the bank, securities dealer, broker, trust company or other intermediary that holds your shares, in each case by carefully following the instructions provided.
However, for brokerage accounts that receive proxy materials only from the Company, the broker will be entitled to vote shares held for a non-registered beneficial shareowner on routine matters, such as Proposal 2, without instructions from the non-registered beneficial shareowner of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal 2, even in the absence of your instruction. If your shares are voted on Proposal 2, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals 1, 3, 4 and 5). In the event your brokerage account receives proxy materials only from the Company, the “broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting.
In addition to being able to submit to Primo Water or the intermediary, as applicable, a voting instruction form, non-registered beneficial shareowners are permitted to submit any other documents in writing that requests that the beneficial shareowner or a nominee thereof be appointed as a proxyholder.
How do I revoke or change my proxy after I have delivered my proxy?
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the meeting by delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date, by voting via the Internet at a later date or by attending the meeting and voting at the meeting. You may send a written notice to our Secretary to the following address: 1150 Assembly Drive, Suite 800, Tampa, Florida 33607.
This revocation must be received by our Secretary before the meeting (or before the date of the reconvened meeting if it is adjourned), or in any other way permitted by law.
If you revoke your proxy and do not replace it with another form of proxy that is properly deposited, you may still vote shares registered in your name online during the meeting.
If you have already voted using a proxy card sent to you by or on behalf of Legion, you have every right to change your vote. We urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed BLUE universal proxy card. Only the latest dated and validly executed proxy that you submit will count. If you hold your shares in an account at an intermediary, follow the instructions provided to change your vote.
What does it mean if I receive more than one proxy statement from the Company or BLUE universal proxy card?
We may conduct multiple mailings prior to the meeting to ensure shareowners have our latest proxy information and materials to vote. In that event, we will send you a new BLUE universal proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple BLUE universal proxy cards, if you hold shares that are registered in more than one account—please vote the BLUE universal proxy card for every account you own. The latest dated proxy you submit will be counted. IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT BLUE UNIVERSAL PROXY CARDS.
What should I do if I receive proxy materials from Legion?
Legion submitted the Purported Nomination Notice to the Company, which purported to provide the Company qualifying and timely notice of its intent to nominate the Purported Legion Nominees for election as directors to the Board in opposition to the election of the Company’s director candidates. The Company has informed Legion that the Purported Nomination Notice failed to comply with the Amended and Restated By-Laws through material omissions and other deficiencies, including material omissions relating to certain prior or pending legal proceedings involving the Rejected Legion Nominees. Based on a careful review of Legion’s supplement to its Purported Nomination Notice, the Board has determined to exercise its discretion and provide a limited waiver of the deficiencies in the Purported Nomination Notice with respect to the Allowed Legion Nominees. Accordingly, the Allowed Legion Nominees have been included on the Company’s BLUE universal proxy card. The presence of the Allowed Legion Nominees on the enclosed BLUE universal proxy card is NOT an endorsement or approval of or comment on the fitness, character, suitability and other qualifications of the Allowed Legion Nominees. You may receive proxy solicitation materials from Legion, including opposition proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Legion or the Purported Legion Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Legion or any other statements that Legion or its representatives have made or may otherwise make.
As the Purported Nomination Notice has been determined by the Board to be invalid with respect to the Rejected Legion Nominees under the Amended and Restated By-Laws, the BLUE universal proxy card accompanying this proxy statement does not include the names of the Rejected Legion Nominees and only contains the names of the Company’s nominees and the Allowed Legion Nominees. However, if a court of competent jurisdiction subsequently determines that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, then the Company will amend its proxy statement and the accompanying BLUE universal proxy card to comply with the applicable requirements of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and the other rules and regulations promulgated thereunder, and to include the names of all of the Purported Legion Nominees that have been validly nominated on a universal proxy card and will mail the revised proxy statement and a revised BLUE universal proxy card to shareowners. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card or voting instruction form that does not include the names of all of the Purported Legion Nominees will be recognized, be tabulated at the meeting or have any legal effect. These proxies or votes will be disregarded. Accordingly, if you vote on the Company’s BLUE universal proxy card accompanying this proxy statement and any subsequent litigation results in the conclusion that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, your votes will not be recognized, be tabulated at the meeting or have any legal effect, and you will need to vote again for your vote to be counted. In the event that a court of competent jurisdiction subsequently determines that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, the Company may also need to delay the meeting to allow time for shareowners to receive and consider the new proxy materials, including a revised BLUE universal proxy card.
The Board strongly and unanimously urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from or on behalf of Legion, not even for the purpose of voting “WITHHOLD” with respect to the Purported Legion Nominees. We are not responsible for the accuracy of any information provided by or relating to Legion, the Purported Legion Nominees or any proposal contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Legion or any other statements that Legion or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by or on behalf of Legion, you have every right to change your vote by completing, signing, dating and returning the enclosed BLUE universal proxy card or by voting over the Internet by following the instructions provided on the enclosed BLUE universal proxy card or voting instruction form. Only the latest proxy you submit will be counted. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the BLUE universal proxy card.

If you have any questions or need assistance voting, or would like additional copies of proxy materials, please contact MacKenzie Partners, Inc. by phone toll-free at 1-800-322-2885 or by email at prmw@mackenziepartners.com.
What happens if Legion withdraws or abandons its solicitation or fails to comply with the universal proxy rules, and I already granted proxy authority in favor of Legion?
Shareowners are encouraged to submit their votes on the BLUE universal proxy card. If Legion withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a shareowner has already granted proxy authority to Legion, shareowners can still sign and date a later submitted BLUE universal proxy card.
If Legion withdraws or abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Allowed Legion Nominees will be disregarded and not be counted, whether such vote is provided on the Company’s BLUE universal proxy card or Legion’s proxy card.
Unless a court of competent jurisdiction subsequently determines that the Purported Nomination Notice is valid with respect to either or both of the Rejected Legion Nominees, any votes cast in favor of the Rejected Legion Nominees will be disregarded and not be counted at the meeting. As of the date of this proxy statement, Legion has publicly disclosed that it has determined not to include the Rejected Legion Nominees on its universal proxy card until a court or regulator intervenes to validate Legion’s Purported Nomination Notice and orders the Company to refile its proxy materials validating Legion’s nomination of the Rejected Legion Nominees.
Will my votes be publicized?
Broadridge counts and tabulates proxies in a manner that preserves the confidentiality of your votes. Proxies will not be submitted to management unless:
•	there is a proxy contest;
•	the proxy contains comments clearly intended for management; or
•	it is necessary to determine a proxy’s validity or to enable management and/or the Board to meet their legal obligations to shareowners or to discharge their legal duties to Primo Water.
Who will pay for the cost of this proxy solicitation?
The costs and expenses of the Board’s soliciting proxies, including the preparation, assembly and mailing of this proxy statement, the BLUE universal proxy card, the Notice of the Annual and Special Meeting of Shareowners and any additional information furnished to shareowners will be borne by Primo Water. In addition, Primo Water may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited on behalf of the Board by certain of our directors, officers and staff members, without additional compensation, personally or by telephone, telegram, letter or facsimile. Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit shareowners in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. We have hired MacKenzie Partners, Inc., a professional soliciting organization, to assist us in distributing proxy solicitation materials and responding to information requests from shareowners with respect to the materials. For these services, MacKenzie Partners, Inc. will be paid a fee of $[•], plus limited reimbursement for out-of-pocket expenses. MacKenzie Partners, Inc. expects that approximately [•] of its employees will assist in the solicitation.
Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Company directors, officers and employees, are expected to be approximately $[•], of which $[•] has been incurred as of the date of this proxy statement.
Appendix F sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

When will the voting results be announced?
The final voting results will be reported on Form 8-K, which will be filed with the SEC within four business days after the meeting. If our final voting results are not available within four business days after the meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.
Do I have appraisal or dissenters’ rights?
None of the applicable law, the Company’s Articles of Continuance or its by-laws provide for appraisal or other similar rights for dissenting shareowners in connection with any of the proposals set forth in this proxy statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.
Whom should I contact if I have questions?
MacKenzie Partners, Inc. is assisting us with our effort to solicit proxies. If you have additional questions about the election of directors, this proxy statement or the meeting, or if you need assistance voting your shares, please contact:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Call Toll Free: 1-800-322-2885
Email: prmw@mackenziepartners.com
THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “1 YEAR” ON PROPOSAL 4 AND “FOR” PROPOSAL 5, USING THE ENCLOSED BLUE UNIVERSAL PROXY CARD OR VOTING INSTRUCTION FORM

BACKGROUND OF THE SOLICITATION
On November 11, 2022, Tom Harrington, the Chief Executive Officer of the Company, Jay Wells, the then-current Chief Financial Officer of the Company, and Jon Kathol, the Vice President of Investor Relations of the Company, on behalf of the Company, met with representatives of Legion to discuss the Company’s business and operations. During this meeting, Legion did not raise any concerns regarding the Company’s governance or the Board’s governance.
On December 12, 2022, Messrs. Harrington, Wells and Kathol, on behalf of the Company, met with representatives of Legion to discuss the Company’s business and operations. During this meeting, Legion did not raise any concerns regarding the Company’s governance or the Board’s governance.
On January 9, 2023, Messrs. Harrington and Kathol and David Hass, then Chief Strategy Officer of the Company, on behalf of the Company, met with representatives of Legion to discuss the Company’s business and operations. During this meeting, Legion did not raise any concerns regarding the Company’s governance or the Board’s governance.
On January 19, 2023, Legion sent a letter to the Company requesting that the Company provide a copy of its form of questionnaire required pursuant to the Company’s Amended and Restated By-Laws in connection with the nomination of directors to the Board.
On January 25, 2023, the Company sent Legion the form of questionnaire.
On February 17, 2023, Legion’s counsel delivered a letter to the Company, demanding that the Company furnish certain books and records of the Company pursuant to Section 146 of the Business Corporations Act of Ontario and Section 6.1 of National Instrument 54-101 (the “February 17 Demand Letter”).
On February 27, 2023, the Company’s counsel delivered a letter to Legion’s counsel in response to the February 17 Demand Letter, acknowledging receipt of the February 17 Demand Letter, providing certain books and records of the Company, and noting that certain other books and records would be provided once available.
On March 6, 2023, Legion’s counsel delivered the Purported Nomination Notice to the Company, purporting to provide qualifying and timely notice of its intent to nominate the Purported Legion Nominees to the Board at the meeting.
On March 6, 2023, Legion issued a press release announcing its intent to nominate the Purported Legion Nominees at the meeting and filed such press release with the SEC.
On March 7, 2023, the Company’s counsel emailed Legion’s counsel stating that the Company was already working with Korn Ferry to recruit new candidates as part of an ongoing director refreshment process for the Board and that Korn Ferry would be reaching out to the Purported Legion Nominees so that the Purported Legion Nominees could be included in the process (the “March 7 Email”). The Board also indicated in the March 7 Email that it was looking forward to meeting the Purported Legion Nominees as part of the process. Also on March 7, 2023, Legion’s counsel responded to the March 7 Email on behalf of Legion and the Purported Legion Nominees, rejecting both the Korn Ferry outreach offer and the opportunity to meet with the Board. Counsel for Legion also noted that Legion would be open to speaking with the Board – the first time since January that Legion showed an interest in engaging with the Company.
On March 7, 2023, Korn Ferry reached out to each of the Purported Legion Nominees. Each of the Purported Legion Nominees rejected such requests.
On March 9, 2023, the Company’s counsel and Legion’s counsel held a telephonic meeting to discuss Legion’s interest in speaking with the Board.
On March 15, 2023, the Board unanimously determined to appoint Eric J. Foss as a new director to the Board and to include Mr. Foss among the Board’s nominees for election at the meeting. The Board’s size was temporarily increased from ten to eleven but will be reduced to ten following Mr. Halperin’s retirement at the meeting.
On March 16, 2023, the Company’s counsel held a telephonic meeting with Legion’s counsel and indicated that the Board had determined that Legion’s Purported Nomination Notice was invalid. After the meeting, the Company’s counsel delivered a letter to Legion and Legion’s counsel, stating that the Board had determined that the Purported Nomination Notice did not comply with applicable requirements for making director nominations as set forth in the Company’s by-laws, and, therefore, did not constitute a qualifying, timely and valid notice of director nominations for the meeting. The letter also described the material omissions and other deficiencies that the Company had identified in the Purported Nomination Notice, including, among other things, failure to disclose the criminal charges and trials of one Purported Legion Nominee, Mr. Henrik Jelert, and failure to disclose a pending lawsuit alleging that one of the other Purported Legion Nominees engaged in fraud. As a result of the Purported Nomination Notice failing to comply with the Company’s by-laws, the Purported Legion Nominees will not be eligible for election at the meeting.
Later on that same day, the Company issued a press release announcing Mr. Foss’ appointment to the Board.
Later on that same day and following the Company’s issuance of the press release announcing Mr. Foss’ appointment, Legion’s counsel sent a letter to the Company’s counsel disputing the Company’s rejection of the Purported Nomination Notice.
On the morning of March 17, 2023, the Company’s counsel held a telephonic meeting with Legion’s counsel on the Purported Nomination Notice. Legion’s counsel indicated that Legion would not withdraw its Purported Nomination Notice. The Company then issued a press release announcing its rejection of the Purported Nomination Notice and detailing some of the material omissions or deficiencies in the Purported Nomination Notice.
Later on that same day, the Company filed this preliminary proxy statement with the SEC in connection with the meeting.
Also later on that same day, Legion issued a press release responding to the Company’s rejection of the Purported Nomination Notice stating, among other things, that Purported Legion Nominee, Mr. Jelert, was acquitted three times with respect to the criminal charges that were not disclosed in the Purported Nomination Notice.
On March 18, 2023, the Company’s counsel held a telephonic meeting with Legion’s counsel to discuss Legion’s openness to further constructive engagement with the Company, including Legion’s willingness to collaborate with the Company in its ongoing director refreshment process for the Board.
Later on that same day, Legion’s counsel sent the Company’s counsel an email stating that Legion would be open to collaborating with the Company in its ongoing director refreshment process of the Board, but any settlement between the Company and Legion would require replacement of at least two of the Company’s incumbent directors.
On March 19, 2023, Legion’s counsel sent a letter (the “Supplement”) by email to Marni Morgan Poe, Chief Legal Officer and Secretary of the Company, which purported to supplement the Purported Nomination Notice and to cure the material omissions and other deficiencies the Company had identified. The Supplement was also delivered by mail to the Company’s executive offices on March 20, 2023.
Later on that same day, the Company’s counsel held a telephonic meeting with Legion’s counsel to continue discussions related to a cooperation framework.
On March 20, 2023, Legion filed its preliminary proxy statement with the SEC in connection with the meeting.
Later on that same day, Legion’s counsel sent the Company’s counsel an email, proposing a cooperation framework.
On March 21, 2023, the Board met and determined to exercise its discretion and provide a limited waiver of the deficiencies in Legion's Purported Nomination Notice with respect to Messrs. Hasara and Lewis.
On March 22, 2023, the Company’s counsel received a Notice of Application that was issued on the Commercial List in Ontario setting forth Legion’s claim.
Later on that same day, the Company’s counsel delivered a letter to Legion, informing Legion of the Board’s decision to provide a limited waiver with respect to Messrs. Hasara and Lewis.
Later on that same day, the Company issued a press release announcing the Board’s decision to provide a limited waiver with respect to Messrs. Hasara and Lewis.
On March 23, 2023, the Company filed Amendment No. 1 to its preliminary proxy statement with the SEC in connection with the meeting.

On March 24, 2023, Legion’s counsel sent a letter to the Ontario Securities Commission (the “OSC”), requesting, among other things, that the staff of the OSC seek from the OSC a temporary order to restrain the Company from delivering its definitive proxy statement on Monday, March 27 in connection with the meeting (the “March 24 Letter”).
On March 26, 2023, the Company’s counsel sent a letter to the OSC stating that there was no basis for the extraordinary relief requested by Legion’s counsel in the March 24 Letter.
According to Legion’s Amendment No. 1 to its preliminary proxy statement filed on March 28, 2023, on March 27, 2023, the staff of the OSC advised Legion’s counsel that the staff would not pursue the temporary restraining order requested in the March 24 Letter but was reviewing the issues raised in that letter.
On March 27, 2023, Legion’s counsel sent a letter to the Toronto Stock Exchange (the “TSX”) requesting that the TSX require the Company to (i) submit the Amended and Restated By-Laws to the TSX for review and approval and make all amendments as required by the TSX, (ii) obtain shareowner approval of the Amended and Restated By-Laws before they become effective and (iii) submit its proxy statement to the TSX for prior review and approval and make all amendments as required by the TSX (the “March 27 Letter”).
On March 27, 2023, the Company’s counsel spoke with the staff of the TSX and stated that there was no basis for the relief requested by Legion’s counsel in the March 27 Letter.
On March 28, 2023, Legion filed Amendment No. 1 to its preliminary proxy statement with the SEC in connection with the meeting.
On March 29, 2023, the Company filed Amendment No. 2 to its preliminary proxy statement with the SEC in connection with the meeting.
Later on that same day, Legion filed Amendment No. 2 to its preliminary proxy statement with the SEC in connection with the meeting. According to that filing, Legion had determined to remove the Rejected Legion Nominees from its proxy card until a court or regulator validates its Purported Nomination Notice and orders the Company to refile its proxy materials validating Legion’s nomination of the Rejected Legion Nominees.
On March 30, 2023, the Company filed Amendment No. 3 to its preliminary proxy statement with the SEC in connection with the meeting.

PROCEDURE FOR CONSIDERING SHAREOWNER PROPOSALS
If you want to propose any matter for inclusion in our 2024 proxy statement, it must be received by our Chief Legal Officer and Secretary no later than November 25, 2023 at Primo Water Corporation, 1150 Assembly Drive, Suite 800, Tampa, Florida 33607.
Our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with these requirements will be permitted to nominate directors to the Board unless the “advance notice” requirements of our by-laws are waived by the Board in its sole discretion. You are advised to review our by-laws, which contain additional requirements about advance notice of director nominations.
The Amended and Restated By-Laws are currently in effect and, if approved by the shareowners at the meeting, will be in effect in respect of our 2024 proxy statement and annual meeting. The Amended and Restated By-Laws clarify certain procedural and information requirements for shareowners to make director nominations and address certain matters resulting from the SEC’s “universal proxy” rules, including:
•	to require nominating shareowners to submit certain information regarding the nominee and to respond to information requests from Primo Water germane to the nomination;
•
to require nominating shareowners to make certain representations regarding their intent to comply with applicable proxy rules, to provide reasonable evidence of compliance with those rules in advance of the meeting, and to notify Primo Water in the event of a change in plans to solicit proxies; and

•
to provide that any proxies in favor of a nomination that is withdrawn by the nominating shareowner or disregarded due to failure to comply with applicable proxy rules or the procedures set forth in the Amended and Restated By-Laws will be treated as abstentions.

The Amended and Restated By-Laws expand the group of persons authorized to determine whether a nomination has been made in accordance with the Amended and Restated By-Laws in order to allow Primo Water to respond appropriately to questions as they arise throughout the nomination and solicitation process.
In addition, shareowners who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 4, 2024.

PRINCIPAL SHAREOWNERS
We are not aware of any person who, as of March 14, 2023, beneficially owned or exercised control or direction, directly or indirectly, over more than 5% of our common shares except as set forth below:
Name and Address	Nature of Ownership or Control	Number of Shares	Percentage of Class(1)
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	Beneficial ownership	16,830,326	10.5%

The Vanguard Group Inc.(3) 100 Vanguard Blvd. Malvern, PA 19355	Beneficial ownership	11,181,617	7.0%

FMR LLC(4) 245 Summer Street Boston, Massachusetts 02210	Beneficial ownership	9,616,041	6.0%

JPMorgan Chase & Co.(5) 383 Madison Avenue New York, New York 10179	Beneficial ownership	8,691,471	5.4%

(1)	Percentage of class is based on 159,710,314 shares outstanding as of March 14, 2023.
(2)
Based on information reported in a Schedule 13G/A filed by BlackRock, Inc. on January 23, 2023 with the SEC. As reported in such filing, BlackRock, Inc. is the beneficial owner of 16,830,326 shares, with sole voting power with respect to 15,772,937 shares and sole dispositive power with respect to 16,830,326 shares.

(3)
Based on information reported in a Schedule 13G filed by The Vanguard Group Inc. (“Vanguard Group”) on February 9, 2023 with the SEC. As reported in such filing, the Vanguard Group is the beneficial owner of 11,181,617 shares, with shared voting power with respect to 1,460,813 shares, sole dispositive power with respect to 9,619,185 shares and shared dispositive power with respect to 1,562,432 shares.

(4)
Based solely on information reported in an amended Schedule 13G filed by FMR LLC (“FMR”) on February 9, 2023 with the SEC. As reported in such filing, FIAM LLC, Fidelity Institutional Asset Management Trust Company, and Fidelity Management & Research Company LLC reported that each beneficially owns Primo Water common shares. Abigail P. Johnson is the Chairman and Chief Executive Officer of FMR. Members of the family of Ms. Johnson (the “Johnson Family”) are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson Family and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson Family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

(5)
Based on information reported in a Schedule 13G/A filed by JPMorgan Chase & Co. on January 25, 2023 with the SEC. As reported in such filing, certain subsidiaries of JPMorgan Chase & Co. listed in the filing are the beneficial owners of 8,691,471 shares, with sole voting power with respect to 8,070,341 shares and sole dispositive power with respect to 8,668,971 shares.

FINANCIAL STATEMENTS
At the meeting, we will submit to our shareowners Primo Water’s annual consolidated financial statements for the year ended December 31, 2022, and the related report of Primo Water’s independent registered certified public accounting firm. No vote will be taken regarding the financial statements.

PROPOSAL 1 – ELECTION OF DIRECTORS
The ESG and Nominating Committee of the Board (the “ESG and Nominating Committee”) reviews annually the qualifications of persons proposed for election to the Board and submits its recommendations to the Board for consideration.
The ESG and Nominating Committee believes that the Board should be comprised of directors with a broad range of experience, expertise and attributes. The Board has fixed the number of directors to be elected at the meeting at ten. The following table reflects the diverse skill set requirements of the Board and identifies the specific experience, expertise and attributes brought by each individual director nominee.
	Britta Bomhard	Susan E. Cates	Eric J. Foss	Jerry Fowden	Thomas J. Harrington	Gregory Monahan	Billy D. Prim	Eric Rosenfeld	Archana Singh	Steven P. Stanbrook
Knowledge, Skills and Experience
Industry Experience		X	X	X	X		X
International Experience	X	X	X	X	X		X	X	X	X
Executive Experience	X	X	X	X	X		X		X	X
Digital / E-Commerce	X	X	X		X				X
M&A Experience	X	X	X	X	X	X	X	X		X
Finance	X	X	X	X	X	X		X		X
Accounting	X	X				X
Governance	X	X	X	X	X	X	X	X	X	X
Race/Ethnicity
Asian (Indian)									X
White	X	X	X	X	X	X	X	X		X
Gender
Male/Female	Female	Female	Male	Male	Male	Male	Male	Male	Female	Male
Board Tenure
Years	4	3	0	14	4	15	3	15	2	4
In the opinion of the ESG and Nominating Committee and the Board, each of the ten nominees for election as a director is well qualified to act as a director of Primo Water and, together, the nominees bring the mix of independence, diversity, expertise and experience necessary for the Board and its committees to function effectively. Our approach to corporate governance and the roles of the Board and its committees are described under “Corporate Governance” on page 67 of this proxy statement.
During 2022, the Board held six meetings. Each of our incumbent directors who served on the Board during 2022 attended, in person, by video conference or by telephone, all of the applicable meetings of the Board and committees on which they served in 2022.
Set forth below is certain information concerning our nominees for election as directors of Primo Water, including information regarding each person’s service as a director, committee membership, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the ESG and Nominating Committee and the Board to determine that the person should serve as a director of Primo Water. If elected, each director will hold office until the next annual meeting of shareowners.

The Board has considered the independence of each of the nominees for election as directors of Primo Water for purposes of the rules of the SEC, New York Stock Exchange (the “NYSE”) and National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) of the Canadian Securities Administrators. As of March 14, 2023, all nominees are independent except for Mr. Harrington, our Chief Executive Officer, and Mr. Fowden, our current Chairman of the Board and former Chief Executive Officer and Executive Chairman of the Board (the Board has determined that Mr. Fowden will be considered independent as of March 29, 2023). See “Certain Relationships and Related Transactions” on page 33 of this proxy statement for further discussion of the Board’s determinations as to independence.
Britta Bomhard – Independent Director

Director Since: 2018

Age: 54

Skill Set: International Experience, Executive Experience, Digital/E–Commerce, M&A Experience, Finance, Accounting, Governance

Qualifications: The Board nominated Ms. Bomhard to be a director because of her background in international business with extensive experience in strategic planning, sales, e-commerce, digital and online marketing, operational improvement, and acquisition integration.

Experience:

•	Co-founder of Encourage-Ventures, a startup investment network, and a Distinguished Careers Institute fellow at Stanford University in the area of new technologies and climate change (2022 – present).
•
Consultant for Stanford Seed which partners with entrepreneurs from across Africa and South Asia to help them build thriving enterprises that transform lives. Her last project was advising a pharmacy chain in Nigeria to build their e-commerce business (2020 – present).

•
Executive Vice President and Chief Marketing Officer of Church & Dwight Co., Inc. (2016 –2021), an S&P 500 company and maker of Arm & Hammer baking soda and other branded household, personal care and specialty products.

•	President of Europe at Church & Dwight (2013 –2016).
•	General Manager role for Energizer Holdings, Inc. in Spain & Portugal and Nordics & Austria (2013 –2015).
Primo Water Committees: Audit Committee, ESG and Nominating Committee Other Current Public Company Directorships: None Former Public Company Directorships: None

Susan E. Cates – Independent Director

Director Since: 2020

Age: 52

Skill Set: Industry Experience, International Experience, Executive Experience, Digital/E–Commerce, M&A Experience, Finance, Accounting, Governance

Qualifications: The Board nominated Ms. Cates to be a director because she has extensive executive, financial, M&A and digital innovation experience, and has extensive knowledge of the legacy Primo Water business. (such business, which was bought by the Company in 2020, “Legacy Primo”).

Experience:

•
Co-founder and current Managing Partner of Leeds Illuminate, a growth equity fund investing in portfolio companies with digital platforms in the Education and Workforce Development sectors (2020 – Present).

•	Chief Executive Officer of the Association of College and University Educators (2019 – 2021).
•	Chief Operating Officer of 2U, Inc., a leading education tech company that provides digital education services to universities around the world (2016 – 2017).
•
Member of the Board of Advisors at Kenan-Flagler Business School at the University of North Carolina at Chapel Hill (2016 – Present), where she was Co-Chair of the Nominations and Governance Committee (2016 – 2020).

•	President of Executive Development at UNC’s Kenan-Flagler Business School (2008 – 2016).
•	Founding Executive Director of MBA@UNC (2010 –2016).
•	Partner with Best Associates, a Dallas-based private equity firm (2004 – 2008).
•	Principal and founding team member of ThinkEquity Partners, a boutique investment bank in New York, with former colleagues from Merrill Lynch & Co. (2001 – 2004).
Primo Water Committees: Audit Committee (Chair) Other Current Public Company Directorships: None Former Public Company Directorships: Legacy Primo (2014 – 2020)

Eric J. Foss – Independent Director

Director Since: March 2023

Age: 64

Skill Set: Industry Experience, International Experience, Executive Experience, Digital/E-Commerce, M&A Experience, Finance, Governance

Qualifications: The Board nominated Mr. Foss to be a director because of his extensive route-based industry experience as an executive at global companies in the food, beverage and service industries, along with his experience serving as a public company director.

Experience:

•	President and Chief Executive Officer of Aramark Corporation, a food service company (2012 – 2019) and Chairman of the Board (2015 – 2019).
•	Chief Executive Officer of Pepsi Beverages Company (2010 – 2011).
•	Chairman and Chief Executive Officer of Pepsi Bottling Group (2008 – 2010), President and Chief Executive Officer (2006 – 2008), and Chief Operating Officer (2005 – 2006).
Primo Water Committees:

Other Current Public Company Directorships: Cigna Corporation, a healthcare and insurance company (2011 – Present), Diversey Holdings, Ltd., a provider of cleaning and hygiene products (2021 – Present) and Selina Hospitality plc, a hospitality brand (2022 – Present)

Former Public Company Directorships: Aramark Corporation (2013 – 2019), Pepsi Bottling Group (2008 – 2010) and UDR, Inc. (2003 – 2015)

Jerry Fowden

Director Since: 2009

Age: 66

Skill Set: Industry Experience, International Experience, Executive Experience, M&A Experience, Finance, Governance

Qualifications: The Board nominated Mr. Fowden to be a director because he is our former Chief Executive Officer and has extensive international business and industry experience, as well as extensive M&A and business integration experience.

Experience:

•	Chairman of Primo Water (2020 – present).
•	Executive Chairman of Primo Water (formerly known as Cott Corporation (“Cott”) until the acquisition of Legacy Primo in March 2020) (2018 – 2020).
•	Chief Executive Officer of Cott (2009 – 2018).
•	President of Cott’s international operating segment (2007 – 2008), Interim President of North American business (2008 – 2009) and Interim President of UK and European business (2007 – 2009).
•	Chief Executive Officer of Trader Media Group (now known as Autotrader plc) (2005 – 2007).
•	Member of the board of directors of Guardian Media Group plc (2005 – 2007).
•	Chief Operating Officer of ABInBev S.A. Belgium (2003 – 2004).
•	Chief Executive Officer of Bass Brewers Ltd., a subsidiary of AB InBev S.A. Belgium (2001 – 2002).
•	Managing Director of the Rank Group plc’s Hospitality and Holiday Division and member of the Rank Group plc’s board of directors (1997 – 2001).
•	Chief Executive Officer of Hero AG’s European beverage operations, and various roles within PepsiCo Inc.’s beverage operations and Mars, Incorporated’s pet food operations (1996 – 1997).
•	Member of the board of directors of the American Beverage Association and the British Soft Drinks Association (2007).
Primo Water Committees: None

Other Current Public Company Directorships: Constellations Brands, Inc., an alcoholic beverage producer (2010 – present)

Former Public Company Directorships: British American Tobacco p.l.c. (2019 – 2021)

Thomas J. Harrington

Director Since: 2019

Age: 65

Skill Set: Industry Experience, International Experience, Executive Experience, Digital/E–Commerce, M&A Experience, Finance, Governance

Qualifications: The Board nominated Mr. Harrington to be a director because he is our Chief Executive Officer and has extensive international business and industry experience, as well as extensive M&A and business integration experience.

Experience:

•	Chief Executive Officer of Primo Water (2019 – Present).
•	Chief Executive Officer of Cott’s North America business unit (2014 – 2019) and President of Route Based Services (2016 – 2019).
•	Chief Executive Officer, President, Chief Operating Officer, West Division President, and Senior Vice President, Central Division of DS Services (2004 – 2014).
•	Vice President and General Manager of Coca-Cola Enterprises New York and Chicago divisions (1998 – 2004).
•	Member of the board of directors of the National Automatic Merchandising Association, the International Bottled Water Association, and the Water Quality Association (2012 – 2014).
Primo Water Committees: None Other Current Public Company Directorships: None Former Public Company Directorships: None

Gregory Monahan – Independent Director

Director Since: 2008

Age: 49

Skill Set Requirements: M&A Experience, Finance, Accounting, Governance

Qualifications: The Board nominated Mr. Monahan to be a director because it believes he possesses valuable financial expertise, including extensive expertise with capital markets transactions and investments in both public and private companies, as well as managing roles in investment and technology consulting firms.

Experience:

•	Senior Managing Director of Crescendo Partners, L.P., a New York-based investment firm (2014 – present).
•	Managing Member and Portfolio Manager for Jamarant Capital, LP, a private investment firm (2016 – present).
•	Chief Executive Officer of Legato Merger Corp. II, a special purpose acquisition company (2021 – 2023).
•	Managing Director and various other roles at Crescendo Partners, L.P. (2005 – 2014).
•	Co-Founder of Bind Network Solutions, a consulting firm focused on network infrastructure and security.
•	Mr. Monahan is also National Association of Corporate Directors (“NACD”) Directorship Certified
Primo Water Committees: Audit Committee

Other Current Public Company Directorships: Absolute Software Corp., a software company (2012 – present), and Southland Holdings, Inc., an infrastructure construction company (2023 – present)

Former Public Company Directorships: Legato Merger Corp. II (2021 – 2023), BSM Technologies Inc. (2016 – 2019), ENTREC Corporation (2015 – 2016), COM DEV International Ltd. (2013 – 2016), SAExploration Holdings Inc. (2013 – 2016), Bridgewater Systems (2009 – 2011), and O’Charley’s Inc. (2008 – 2012)

Billy D. Prim – Independent Director

Director Since: 2020

Age: 67

Skill Set: Industry Experience, International Experience, Executive Experience, M&A Experience, Governance

Qualifications: The Board nominated Mr. Prim to be a director because he has extensive business, managerial and leadership experience, as well as extensive knowledge of Legacy Primo’s business and substantial corporate and shareholder governance expertise.

Experience:

•	Founder of Legacy Primo (2004).
•	Executive Chairman of Legacy Primo (2017 – 2020).
•	Founder of Blue Rhino Corporation (1994).
•	Led Blue Rhino’s initial public offering in 1998 and remained its Chief Executive Officer until April 2004, when Blue Rhino was acquired by Ferrellgas Partners, L.P.
•	Previously served on the board of directors of Southern Community Bank and Trust (1996 – 2005), Southern Community Financial Corporation, and Towne Park Ltd. (2008 – 2013).
•	Member of the Wake Forest School of Business Board of Visitors and the Wake Forest Institute for Regenerative Medicine Advisory Board (2007 – present).
Primo Water Committees: None

Other Current Public Company Directorships: None

Former Public Company Directorships: Legacy Primo (2004 – 2020), Ferrellgas Partners, L.P. (2004 – 2008), and Blue Rhino Corporation (1994 – 2004)

Eric Rosenfeld – Lead Independent Director

Director Since: 2008

Age: 65

Skill Set Requirements: International Experience, M&A Experience, Finance, Governance

Qualifications: The Board nominated Mr. Rosenfeld to be a director because he has extensive experience serving on the boards of multinational public companies and in capital markets and mergers and acquisitions transactions. Mr. Rosenfeld also has valuable experience in the operation of a worldwide business faced with a myriad of international business issues as well as leadership and consensus-building skills and experience as senior independent director.

Experience:

•	President and Chief Executive Officer of Crescendo Partners, L.P., a New York-based investment firm (1998 – present).
•	Chief SPAC Officer at Legato Merger Corp. II, a special purpose acquisition company (2021 – February 2023).
•	Chief SPAC Officer at Legato Merger Corp., a special purpose acquisition company (2020 – 2021).
•	CEO of Allegro Merger Corp., a non-listed shell company (2017 – present).
•	Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. (1984 – 1998).
•
Chairman and Chief Executive Officer for Arpeggio Acquisition Corporation (2004 – 2006), Rhapsody Acquisition Corporation (2006 – 2008), Trio Merger Corp. (2011 – 2013), Quartet Merger Corp (2013 – 2014), and Harmony Merger Corp. (2014 – 2017).

•
Regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization and the Value Investing Congress. He is a senior faculty member at the Director’s College.

Primo Water Committees: ESG and Nominating Committee (Chair)

Other Current Public Company Directorships: Pangaea Logistics Solutions Ltd., a provider of maritime logistics and transportation solutions (2014 – present), Aecon Group Inc., a construction and infrastructure development company (2017 – present), and Algoma Steel Group Inc., a steel producer (2021 – present)

Former Public Company Directorships: CPI Aerostructures Inc. (2003 – 2023), Canaccord Genuity Group Inc. (2020 – 2021), NextDecade Corporation (2017 – 2020), Harmony Merger Corp. (2014 – 2017), SAExploration Holdings Inc. (2013 – 2016), Quartet Merger Corp. (2013 – 2014), Absolute Software Corp. (2012 – 2019), Trio Merger Corp. (2011 – 2013), Primoris Services Corporation (2008 – 2014), DALSA Corp. (2008 – 2011), Matrikon Inc. (2007 – 2010), Rhapsody Merger Corp. (2006 – 2008), Hill International (2006 – 2010), GEAC Computer Corporation (2005 – 2006), Computer Horizons Corp. (2005 – 2012), Emergis Inc. (2004 – 2008), Arpeggio Acquisition Corp. (2004 – 2006), HIP Interactive (2004 – 2005), Sierra Systems Group Inc. (2003 – 2007), and AD OPT Technologies Inc. (2003-2004)

Archana Singh – Independent Director

Director Since: 2021

Age: 53

Skill Set: International Experience, Executive Experience, Digital/E–Commerce, Governance

Qualifications: The Board nominated Ms. Singh to be a director because of her background in international business with extensive experience in human capital management, including at several technology companies.

Experience:

•	Chief People Officer of Thrasio, a next generation consumer product company (October 2022 – present).
•	Chief People Officer for Expedia Group, Inc., an online travel shopping company for consumer and small business travel (2019 – October 2022).
•	Chief Human Resource Officer at John Wiley & Sons, Inc., a global publishing company (2016 –2019).
•	Chief Human Resource Officer, Managing Director, at the consultancy Hay Group, Inc. (2014 – 2016).
•
Held executive-level HR positions at technology companies including AMD Corporation, Unisys Corporation, and Sun Microsystems, as well as executive-level HR positions at Computer Science Corporation and Credit Suisse First Boston.

Primo Water Committees: Human Resources and Compensation Committee Other Current Public Company Directorships: None Former Public Company Directorships: None

Steven P. Stanbrook – Independent Director

Director Since: 2018

Age: 65

Skill Set: International Experience, Executive Experience, M&A Experience, Finance, Governance

Qualifications: The Board nominated Mr. Stanbrook to be a director because he has extensive executive experience gained through his various roles with international consumer packaged goods businesses and extensive governance experience gained from serving on the boards of multinational companies.

Experience:

•	Executive Advisory Partner at Wind Point Partners, a Chicago-based private equity firm (2016 – present).
•	Director at Voyant Beauty LLC, a contract manufacturer of personal and beauty care products (2017 – present).
•	Held various roles at S.C. Johnson & Son, Inc., a global manufacturer of consumer products (1996 – 2015), including Chief Operating Officer, International Markets (2010 – 2015).
•	Chief Executive Officer of Sara Lee Bakery (1992 – 1995).
Primo Water Committees: Human Resources and Compensation Committee

Other Current Public Company Directorships: Group 1 Automotive, Inc., an automotive retailer (2019 – present)

Former Public Company Directorships: Imperial Brands PLC (2016 – 2022), Hewitt Associates, Inc. (2004 – 2010), and Chiquita Brands International, Inc. (2002 -2014)

It is intended that each director will hold office until the close of business of the 2024 annual meeting or until his or her earlier resignation, retirement or death. Pursuant to Primo Water’s Corporate Governance Guidelines, no director may stand for election or re-election to the Board after the director has reached the age of 73 (a director that turns 73 during his or her term, however, may serve out the remainder of that term). As a result of this policy, Mr. Halperin will serve out the remainder of his current term, which will conclude immediately prior to the meeting, and will not stand for re-election. No nominee identified above will reach the age of 73 prior to the date of the 2024 annual meeting.
Unless otherwise instructed, the persons named in the accompanying BLUE universal proxy card intend to vote FOR the election to the Board of the ten nominees who are identified above. Management and the Board do not contemplate that any of the nominees will be unable to serve as a director. If, for any reason at the time of the meeting, any of the nominees are unable to serve, then the persons named in the accompanying BLUE universal proxy card will, unless otherwise instructed, vote at their discretion for a substitute nominee or nominees to the extent permitted under Rule 14a-4(c) under the Exchange Act.
Cease Trade Orders, Corporate and Personal Bankruptcies, Penalties and Sanctions
To the knowledge of Primo Water, none of its nominee directors and officers is, or within 10 years prior to the date hereof has been, a director, chief executive officer or chief financial officer of any company (including Primo Water) that (i) was subject to an order that was issued while the proposed director or officer was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to an order that was issued after the proposed director or officer ceased to be a director, chief executive officer or chief financial officer and that resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.
To the knowledge of Primo Water, none of its nominee directors and officers is, or within 10 years prior to the date hereof has been, a director or executive officer of any company (including Primo Water) that, (i) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, or (ii) has, within 10 years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director or executive officer.
To the knowledge of Primo Water, none of its nominee directors and officers has been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to invest in Primo Water.
Majority Voting and Director Resignation Policy
Pursuant to Primo Water’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast, the director is required to promptly deliver a written notice to the ESG and Nominating Committee offering to resign from the Board. Following receipt of an offer of resignation, the ESG and Nominating Committee must consider whether or not to accept the offer of resignation and recommend to the Board whether or not to accept it. With the exception of exceptional circumstances that would warrant the continued service of the applicable director on the Board, the ESG and Nominating Committee is expected to accept and recommend acceptance of the resignation by the Board. In considering whether or not to accept the resignation, the ESG and Nominating Committee may consider factors provided as guidance by the TSX and all factors deemed relevant by members of the ESG and Nominating Committee including, without limitation, any stated reasons why shareowners withheld votes from the election of that nominee, the length of service and the qualifications of the director whose resignation has been submitted, such director’s contributions to Primo Water, Primo Water’s governance guidelines and Primo Water’s obligations under applicable laws. The Board must make its decision on the ESG and Nominating Committee’s recommendation within 90 days following the meeting of Primo Water’s shareowners. In considering the ESG and Nominating Committee’s recommendation, the Board will evaluate the factors considered by the ESG and Nominating Committee and such additional information and factors that the Board deems relevant and, with the exception of exceptional circumstances that would warrant the continued service of the applicable director on the Board, the Board will accept the resignation. If an offer of resignation is accepted in accordance with this policy, the Board may in accordance with the provisions of Primo Water’s articles and by-laws appoint a new director to fill any vacancy created by the resignation or reduce the size of the Board.

COMPENSATION OF DIRECTORS
We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. We set director compensation at a level that reflects the significant amount of time and high skill level required of directors in performing their duties for Primo Water and for its shareowners. In 2022, other than Mr. Harrington, our Chief Executive Officer, no employees served as directors. Mr. Harrington was not compensated for serving as a director in 2022. His compensation as Chief Executive Officer during 2022 has been fully reflected in the Summary Compensation Table on page 50 of this proxy statement. We provided the following annual compensation to our non-employee directors in 2022:
Name	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	Total ($)
Britta Bomhard	100,000	135,000	235,000
Susan E. Cates	130,000	135,000	265,000
Jerry Fowden	250,000	135,000	385,000
Stephen H. Halperin(1)	150,000	135,000	285,000
Gregory Monahan	130,000	135,000	265,000
Mario Pilozzi(1)(2)	35,714	—	35,714
Billy D. Prim	100,000	135,000	235,000
Eric Rosenfeld	170,000	135,000	305,000
Graham W. Savage(1)(2)	42,857	—	42,857
Archana Singh	100,000	135,000	235,000
Steven P. Stanbrook	100,000	135,000	235,000
(1)
Messrs. Halperin, Pilozzi and Savage are compensated in Canadian dollars. The amounts paid to such individuals are converted from the U.S. dollar amounts listed above to Canadian dollar amounts at the U.S. to Canadian conversion rate in effect at the time of payment.

(2)	As a result of the mandatory retirement policy, Messrs. Pilozzi and Savage did not stand for re-election at the 2022 annual meeting of shareowners.
(3)
Non-employee directors are also reimbursed for certain business expenses, including travel expenses, in connection with Board and committee meeting attendance. These amounts are not included in the above table.

(4)
Represents the issuance of 9,560 common shares to each non-employee in payment of the annual director long-term incentive fee for non-employee directors. The values of the awards reflect the grant date fair values, as computed in accordance with FASB ASC Topic 718 (“ASC 718”).

Directors’ Compensation Schedule
The compensation of directors is considered in light of the overall governance structure of Primo Water. Compensation for directors is recommended to the Board by the Human Resources and Compensation Committee (the “Compensation Committee”) and is approved by the independent directors. Director compensation is set solely on an annual fee basis (paid quarterly in arrears) and per-meeting attendance fees are not paid. Generally, directors are not separately compensated for service on Board committees in roles other than the committee chair.
During 2022, directors were entitled to the following annual fees:
Category	Annual Fees
Annual Board retainer	$100,000
Annual fee for the non-executive chair of the Board	$150,000
Annual fee for chairing the:
Audit Committee	$20,000
Compensation Committee	$15,000
ESG and Nominating Committee	$10,000
Fee for serving on Special Committee, which may be formed from time to time	$30,000
Fee for chairing such Special Committee	$5,000
Annual fee for the lead independent director	$30,000
Annual long-term equity incentive fee (stock award)	$135,000

Share Ownership Requirements for Board Members
The Board has adopted minimum share ownership requirements for non-management directors. Under the requirements, each such director must own common shares having a minimum aggregate value equal to five times his or her annual board retainer fee (excluding additional committee or chairman retainers). The Compensation Committee or the Board may, from time to time, reevaluate and revise these guidelines to give effect to changes in Primo Water’s common share price or capitalization. The value of shares owned by each director is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured on December 31 of each year and reported to the Compensation Committee. Directors are not required to attain the minimum ownership level by a particular deadline. However, until the guideline amount is achieved, such directors are required to retain an amount equal to 100% of net shares received as equity compensation. Once a director achieves the applicable ownership guideline, such director will be considered in compliance, regardless of any changes in the price of Primo Water common shares, so long as such director continues to own at least the number of Primo Water common shares owned at the time he or she achieved the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, or performance share units or the exercise of stock options or stock appreciation rights. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such directors. These requirements are designed to ensure that directors’ long-term interests are closely aligned with those of our shareowners. Shares purchased on the open market may be sold in compliance with Primo Water’s policies and applicable securities law.
Each of the incumbent non-management directors, other than Mr. Foss, who was not appointed to the Board until after the value of each incumbent non-management directors’ shares were calculated, and Ms. Singh, who was appointed to the Board on August 3, 2021, holds common shares in excess of the threshold required by the share ownership guidelines as of December 31, 2022.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The following table and the notes that follow show the number of our common shares beneficially owned as of March 14, 2023 by each of our directors, the individuals named in the Summary Compensation Table, and our current directors, director nominees and executive officers as a group.
Name	Common Shares Beneficially Owned, Controlled or Directed(1)	Options Exercisable within 60 days	Total	Common Shares Percentage of Class(2)
Britta Bomhard	39,313	—	39,313	*
Susan E. Cates	50,683	—	50,683	*
Eric J. Foss(3)	—	—	—	*
Jerry Fowden	1,268,770	491,956	1,760,726	1.10%
Stephen H. Halperin	135,618	—	135,618	*
Gregory Monahan(4)	138,281	—	138,281	*
Billy D. Prim(5)	1,126,564	—	1,126,564	*
Eric Rosenfeld(6)	727,014	—	727,014	*
Archana Singh	15,142	—	15,142	*
Steven P. Stanbrook	86,533	—	86,533	*
Thomas J. Harrington(7)(8)	705,488	1,018,188	1,723,676	1.08%
Jay Wells(7)	218,882	436,178	655,060	*
Anne Melaragni(7)	21,607	16,914	38,521	*
Cate Gutowski(7)	86,954	—	86,954	*
Marni Morgan Poe(7)	270,005	503,928	773,933	*
Current directors, director nominees and executive officers as a group (consisting of 18 persons, including the directors and executive officers named above)	4,856,745	2,190,500	7,047,245	4.41%
*	Less than 1%
(1)
Each director and officer has provided the information on shares beneficially owned, controlled or directed. The shareowners named in this table have sole voting and investment power over all shares shown as beneficially owned by them except as otherwise noted in the footnotes below.

(2)	Percentage of class is based on 159,710,314 shares outstanding as of March 14, 2023.
(3)	Mr. Foss received a grant of 1,243 shares on March 15, 2023 in connection with his appointment as director on that date.
(4)	Includes 27,280 shares indirectly held by Mr. Monahan through Jamarant Capital, L.P.
(5)
Includes (a) 1,088,436 common shares held by the Billy D. Prim Revocable Trust (as to which he has shared voting and investment power); (b) 15,887 common shares held by 2010 Irrevocable Trust fbo Sarcanda W. Bellissimo (as to which he has shared voting and investment power); (c) 15,887 common shares held by 2010 Irrevocable Trust fbo Anthony Gray Westmoreland (as to which he has shared voting and investment power); (d) 3,177 common shares held by the 2010 Irrevocable Trust fbo Jager Grayln Dean Bellissimo (as to which he has shared voting and investment power); and (e) 3,177 common shares held by the 2010 Irrevocable Trust fbo Joseph Alexander Bellissimo (as to which he has shared voting and investment power).

(6)	Includes 245,033 shares indirectly held by Mr. Rosenfeld through Crescendo Partners III, L.P. and 172,687 shares indirectly held by Mr. Rosenfeld through Crescendo Partners, II, L.P. Series II.
(7)	Amounts reported in the above table do not include unvested time-based restricted share units included in the amount of securities beneficially owned by such person as reported on Form 4.
(8)	Includes 324,053 shares held indirectly by Mr. Harrington through TAH Capital LLC.
Delinquent Section 16(a) Reports
Our directors and executive officers and any beneficial owner of more than 10% of our common shares, as well as certain affiliates of those persons, must file reports with the SEC showing the number of common shares they beneficially own and any changes in their beneficial ownership. Based on our review of these reports and written representations of our directors and executive officers, we believe that all required reports in 2022 were filed in a timely manner, except that, as a result of an administrative error, one Form 4 reporting one transaction was not timely filed on behalf of Ms. Melaragni.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Board has determined that eight of the Board’s nominees for director, Ms. Bomhard, Ms. Cates, Mr. Foss, Mr. Monahan, Mr. Prim, Mr. Rosenfeld, Ms. Singh and Mr. Stanbrook, are independent within the meaning of the rules of the SEC, NYSE and NI 58-101. A director is “independent” in accordance with the rules of the SEC, NYSE and NI 58-101 if the Board affirmatively determines that such director has no material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us). Mr. Harrington is a management director and therefore is not independent. Mr. Fowden, our current Chairman of the Board and former Chief Executive Officer and Executive Chairman of the Board, transitioned to the role of Chairman in the second quarter of 2020. Mr. Fowden will be considered independent as of March 29, 2023.
Mr. Halperin is of counsel at Goodmans LLP, a law firm that provides services to Primo Water on a regular basis, where he previously served as a partner prior to December 31, 2017. The amount of fees earned by Goodmans LLP for legal services rendered to Primo Water was and has been financially immaterial to Goodmans LLP and is unrelated to Mr. Halperin’s compensation from such firm. Following his retirement from the partnership, Mr. Halperin (i) has not received and is not anticipated to receive any compensation from Goodmans LLP, other than in respect of de minimis payments on account of ongoing benefit programs; and (ii) is not involved in the management or oversight of Goodmans LLP operations. Prior to his retirement, Mr. Halperin did not provide and was not involved in the provision of legal services by Goodmans LLP to Primo Water, and following his retirement, he has not and does not intend to provide or be involved in the provision of such services by Goodmans LLP to Primo Water. The Board considered these matters and determined that Mr. Halperin is independent.
Each director and nominee for election as director delivers to Primo Water annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and Primo Water participates, and in which the director or nominee, or such family member, has a material interest. Pursuant to Primo Water’s Corporate Governance Guidelines and the charter of the ESG and Nominating Committee, the ESG and Nominating Committee is required to review all transactions between Primo Water and any related party (including transactions reported to it by a director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise), regardless of whether the transactions are reportable pursuant to Item 404 of Regulation S-K under the Exchange Act.
After considering advice from the ESG and Nominating Committee, the Board is required to review, and, if appropriate, approve or ratify, such related party transactions. A “related party transaction” is defined under the Corporate Governance Guidelines as any transaction in which Primo Water was or is to be a participant and in which any related party has a direct or indirect material interest, other than transactions that (i) are available to all employees generally, (ii) involve compensation of executive officers or directors duly authorized by the appropriate board committee, or (iii) involve reimbursement of expenses in accordance with Primo Water’s established policy.
A “related party” is defined under the Corporate Governance Guidelines as any person who is, or at any time since the beginning of Primo Water’s last fiscal year was, an executive officer or director (including in each case nominees for director), any shareowner owning in excess of 5% of Primo Water’s common shares, or an immediate family member of an executive officer, director, nominee for director or 5% shareowner.
An “immediate family member” is defined under the Corporate Governance Guidelines as a person’s spouse, parents, stepparents, children, stepchildren, siblings, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who shares such person’s home.
Management and directors must also update the Board as to any material changes to proposed transactions as they occur.
Because related party transactions potentially vary, the ESG and Nominating Committee or the Board has not to date developed a written set of standards for evaluating them, but rather addresses any such transactions on a case-by-case basis.
To the knowledge of the directors, no senior officer, informed person, director or proposed nominee for election as a director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with Primo Water since January 1, 2022.

None of the directors, executive officers, employees, former executive officers, former directors or former employees , or any associate of any such persons of Primo Water has any indebtedness to Primo Water or any of its subsidiaries or was indebted to Primo Water or its subsidiaries during the most recently completed financial year.

COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis
Executive Summary
This Compensation Discussion and Analysis focuses on the compensation of our named executive officers for 2022, who were:
Thomas J. Harrington	Chief Executive Officer
Jay Wells	Former Chief Financial Officer(1)
Anne Melaragni	Chief Human Resources Officer
Cate Gutowski	Former Chief Operating Officer(2)
Marni Morgan Poe	Chief Legal Officer and Secretary
(1)
In August 2022, Mr. Wells announced his plans to retire, effective April 1, 2023. On January 24, 2023, we announced the appointment of David W. Hass as Chief Financial Officer to succeed Mr. Wells. Mr. Wells will assist with the Chief Financial Officer transition through his retirement date.

(2)	On January 20, 2023, Ms. Gutowski resigned from her position as our Chief Operating Officer. Ms. Gutowski will remain with us in an advisory capacity through July 1, 2023.
Our management’s focus is on executing our vision of becoming the leading brand in the pure-play water category with a unique portfolio of sustainable drinking water solutions. We are focused on the connectivity of our associates’ experience and our customers’ experience to deliver on our Company purpose. In 2022, our vision was executed through a focus on several key strategies: (1) Water Your Way, (2) Category Leading Innovation, (3) Customer for Life Promise, (4) Operational Excellence, (5) ESG Leadership, and (6) Inspiring Our Associates. We believe that our named executive officers were instrumental in helping us execute our strategy in 2022 and in delivering financial performance, as follows:
•	Continued our focus on pure-play water solutions to help customers achieve their health and wellness journeys;
•	Increased household and business penetration of our water solutions across our global footprint;
•	Expanded our retail location presence providing greater access to water dispensers and water solutions;
•	Launched innovative new water dispensers and water products to drive water consumption growth;
•	Improved customer experience based on customer needs and feedback;
•	Enhanced our digital presence with investments in both our mobile app (MyWater+) and our website ecosystem;
•	Expanded our footprint with Water Direct tuck-in acquisitions;
•	Leveraged our global footprint and scale to increase productivity, efficiencies and margins;
•	Improved on-time and in-full service deliverables fulfilling customer demand and increasing retention;
•	Monetized select U.S. real estate assets, utilizing the cash to support growth and enhanced shareowner returns;
•	Achieved ESG milestones in 2022, as further described under the heading “Environmental, Social and Governance”;
•	Cultivated an engaged workforce with a consistent set of values inspired by our purpose;
•
Achieved 2022 Bonus-Adjusted EBITDA of $431.9 million, 2022 Bonus-Adjusted operating free cash flow of $89.7 million and 2022 Bonus-Adjusted Revenue of $2,171.0 million, resulting in a payout of 84.0% of target under the 2022 performance bonus program for our named executive officers;[1] and

[1]	Please see Appendix E for a reconciliation of GAAP to non-GAAP amounts.

•
Achieved Adjusted pre-tax income for the three-year period ending on December 31, 2022 of $239.8 million, which met our “outperform” goals and resulted in a payout of 200% for the performance-based restricted share units granted in 2020 to our Chief Executive Officer, Chief Financial Officer and Chief Legal Officer.

We are a pay-for-performance company, offering market-competitive compensation, meaningful benefits, and differentiated rewards for our high performers. We believe that investing in our associates results in increased engagement, satisfaction and retention, which ultimately leads to an elevated customer experience and increased shareowner value.
Our total rewards program applicable across our organization encompasses six primary components that collectively define our organization’s value proposition:
•	Compensation. Includes both fixed and variable pay tied to performance levels for services rendered.
•
Benefits/Perquisites. Programs to supplement the compensation associates receive, including health and well-being, income protection, savings and retirement programs that offer security for associates and their families.

•	Recognition. Either formal or informal programs that acknowledge or give special attention to associate actions, efforts, behaviors or performance that support business strategy.
•	Talent Development. Programs and tools for associates to advance their skills and competencies in both their short- and long-term careers.
•
Performance Management. The alignment of organizational, team and individual efforts toward the achievement of business goals and organizational success. Performance management includes establishing expectations, skill demonstration, assessment, feedback and continuous improvement.

•	Work-Life Effectiveness. A specific set of organizational practices, policies and programs, plus a philosophy that actively supports efforts to help associates achieve success at both work and home.
Our total rewards program is designed to:
•	Attract, motivate, reward, and retain talent who contribute to the success of Primo Water.
•	Value the diversity of our workforce, recognizing that different people have different needs, and thus strive to provide flexibility and choice in our reward system.
•
Be both internally and externally equitable, providing our talent with opportunities, which relate to competitive practices and reflect individual responsibilities, skills, and contributions to Primo Water.

•	Support the whole person, enabling personal and professional growth.
•	Be transparent and effectively communicate; simple and easy to understand the value.
What We Do and Do Not Do. We seek to ensure that our executive compensation programs are closely aligned with the interests of our shareowners by following these corporate governance best practices:
WHAT WE DO		WHAT WE DO NOT DO
✔
Administer a robust risk management program, which includes our Compensation Committee’s oversight of the relationship between our compensation programs and risk, as well as the oversight of risk by the Audit Committee on behalf of the full Board pursuant to the Audit Committee Charter
✘
Permit employees or directors to engage in any hedging or monetization transactions, short-term, or speculative transactions, or to hold Primo Water securities in a margin account or pledging Primo Water securities as collateral for a loan

✔	Award annual and long-term incentive compensation subject to achievement of objective and pre-established performance goals tied to corporate, operational and strategic objectives	✘	Permit stock option re-pricing (including cash buyouts of underwater options or stock appreciation rights) without shareowner approval

WHAT WE DO		WHAT WE DO NOT DO
✔	Provide competitive compensation that is compared to a relevant peer group, which is reviewed annually	✘	Provide for automatic “single trigger” vesting of awards upon a change in control
✔	Include double trigger change in control vesting provisions for equity awards	✘	Provide cash compensation upon death or disability
✔	Engage an independent compensation consultant that does not provide any services to management and that had no relationship with management prior to the engagement	✘	Provide excise tax gross-ups upon change in control
✔
Maintain a clawback policy to allow the Board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required financial restatement, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States
		✘	Provide excessive perquisites
✔
Maintain stock ownership guidelines, pursuant to which our directors, named executive officers, and other key employees are directed to hold a certain amount of shares (as a multiple of base salary or retainer) received as equity compensation from Primo Water
		✘	Provide a guaranteed right to a discretionary bonus as a substitute for a performance-based bonus in the event that performance targets are not met
✔	Cap cash bonuses and vesting for performance-based restricted share units at 200% of target
The charts below illustrate the target total direct compensation (comprising base salary, target annual bonus, and target grant date fair value of equity awards) for 2022 for our Chief Executive Officer and the average of certain of our named executive officers*.

CEO Target Compensation Mix
16%
17%
39%
28%
Base Salary
Annual cash incentive bonus
Performance-based long-term equity incentives
Time-based long-term equity incentives

NEO Target Compensation Mix
33%
24%
25%
19%
Base Salary
Annual cash incentive bonus
Performance-based long-term equity incentives
Time-based long-term equity incentives

*	Mr. Wells and Ms. Gutowski are excluded from the above chart, as such individuals are not current executive officers and did not receive an equity award in 2022.

As summarized in the above charts:
✔	84% of Chief Executive Officer compensation is variable or at-risk.	✔	67% of average named executive officer compensation is variable or at-risk.
✔	67% of Chief Executive Officer compensation is long-term and equity-based.	✔	44% of average named executive officer compensation is long-term and equity-based.
Say-on-Pay and Say-on-Frequency
In 2022, approximately 92.6% of the votes cast on our say-on-pay proposal approved the compensation of our named executive officers as disclosed in last year’s proxy statement. Although the vote was non-binding, the Compensation Committee took into account the result of the 2022 vote in determining executive compensation policies and decisions since the 2022 annual meeting of shareowners. The Compensation Committee viewed the vote as an expression of the shareowners’ general satisfaction with our current executive compensation programs. The Compensation Committee will consider the results of this year’s say-on-pay proposal, as well as feedback from our shareowners, when making future executive compensation decisions.
At this meeting, we will also hold a non-binding advisory vote on the frequency of future executive compensation say-on-pay votes. As further described under the heading “Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation” on page 84, the board is recommending that shareowners vote to conduct a non-binding, advisory vote on executive compensation once every year.
Overview of Compensation Programs; Role of Compensation Committee
The Compensation Committee is responsible for overseeing Primo Water’s executive compensation programs, which primarily include compensation (base salary, annual bonus opportunities, and target long-term equity compensation) and limited perquisites as described below and as set forth in the Summary Compensation Table. In addition, the Compensation Committee is responsible for overseeing talent management and succession planning for the senior management team, as well as setting objectives and evaluating the performance of Primo Water’s Chief Executive Officer. To assist in executing its responsibilities, the Compensation Committee may retain independent compensation consultants, at Primo Water’s expense, who report solely to the Compensation Committee. The Compensation Committee is responsible for ensuring that the total compensation paid to our Chief Executive Officer and the officers who directly report to him is fair, reasonable and competitive. The Compensation Committee must recommend to the independent members of the Board, and the Board must review and, if it deems appropriate, approve any changes to our Chief Executive Officer’s compensation package. The Compensation Committee reviews and approves all compensation packages and any adjustments thereto for the direct reports. The Compensation Committee also approves any severance packages to departing direct reports, as well as the severance plans that govern the terms of the severance packages. We refer to the officers who report directly to our Chief Executive Officer as “direct reports.” In 2022, each of our named executive officers, other than Mr. Harrington, were direct reports.
Setting Executive Compensation and the Role of Executive Officers in Compensation Decisions
The Compensation Committee, annually and as it otherwise deems appropriate, meets with our Chief Executive Officer and our Chief Human Resources Officer to obtain recommendations with respect to our compensation programs and packages for the direct reports. The Chief Executive Officer and our Chief Human Resources Officer may make recommendations to the Compensation Committee on base salary, long-term incentive plan awards, performance targets, and other compensation terms for the direct reports that the Compensation Committee may consider. The Compensation Committee considers management’s proposals, reviews independent data to validate these recommendations and, if acceptable, approves them. The Compensation Committee is not bound to, and does not always accept, management’s recommendations with respect to executive compensation for the direct reports.
In 2022, the Compensation Committee continued to retain Frederic W. Cook & Co., Inc. (“FW Cook”) as its sole independent compensation consultant. FW Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. FW Cook provided recommendations to the Compensation Committee on the competitiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. FW Cook did not provide any additional services to the Board or management in 2022.

The Compensation Committee has considered the independence of FW Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation Committee reviewed, among other items, a report from FW Cook addressing the independence of FW Cook and the members of the consulting team serving the Compensation Committee. Based on its review, the Compensation Committee concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest.
The Compensation Committee periodically reviews compensation data and pay practices from Primo Water’s peer group and general industry surveys to determine the “market median” of the compensation of executives performing similar functions in the competitive market and in Primo Water’s peer group. However, the Board and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and his direct reports, respectively. As a result, compensation for these executives may differ from the peer group and may vary according to factors such as experience, position, tenure, individual and organizational factors, and retention needs, among others. The Compensation Committee annually evaluates and selects which companies will comprise its compensation peer group. With guidance from its compensation consultant and input and discussion with management, the Compensation Committee discusses annually whether the mix of companies in the peer group produces a valid competitive analysis relative to our talent requirements.
The Compensation Committee, with input from FW Cook, determined that the peer group below, consisting of selected North American companies, was appropriate for setting 2022 target compensation. This peer group was consistent with the peer group utilized for setting 2021 target compensation, with the exception of the removal of Windstream Holdings, Inc. (which is no longer publicly traded).
Companies used for Compensation Comparison
ADT Inc.	Pentair plc
A.O. Smith Corporation	Regal Rexnord Corporation
The Brink’s Company	Rollins, Inc.
Chemed Corporation	Stericycle Inc.
Cintas Corporation	Terminix Global Holdings Inc.
Evoqua Water Technologies Corp.	Tetra Tech, Inc.
Franklin Electric Co., Inc.	UniFirst Corporation
IDEX Corporation	Watts Water Technologies Inc.
Mueller Water Products, Inc.	Xylem Inc.
In addition, the Compensation Committee reviews size-adjusted median compensation data from two general industry surveys in which management annually participates: the Aon Hewitt Total Compensation Measurement survey and the Willis Towers Watson Compensation Data Bank survey. The Aon Hewitt survey in 2020 (which was used because the 2021 Aon Radford survey was not yet available at the time of the review) included 412 companies ranging in size from approximately $10 million to over $500 billion in annual revenue, and the Willis Towers Watson survey in 2021 included over 700 organizations ranging in size from approximately $50 million to over $570 billion in annual revenue.
The Compensation Committee annually reviews peer group and survey data in recommending our Chief Executive Officer’s compensation to the Board and in setting compensation for the direct reports. We consider the compensation paid by companies in our peer group as one factor in setting compensation for our named executive officers, and we may review peer group data with respect to individual components of compensation in addition to overall compensation. Compensation for the majority of our named executive officers has historically fallen at the low end of our “market median range.” Our market median range is defined as plus or minus 10% of the market median for base salary, plus or minus 15% of the market median for all other elements of compensation, and plus or minus 15% of the market median for total direct compensation. Our goal, over time and depending on the success of our overall business, is to more closely align components of our named executive officers’ compensation with the market median for all compensation elements. In 2022, total direct compensation opportunities for our named executive officers were within the market median range (with the exception of total direct compensation opportunities for our Chief Operating Officer being slightly below market median range).
The Compensation Committee intends to continue to make adjustments to our executive compensation program, when deemed appropriate, in light of our compensation objectives, our financial and competitive position and our business. The Compensation Committee may exercise discretion as to the type and magnitude of these adjustments.

Long-Term versus Currently-Paid Compensation
Currently-paid compensation to our named executive officers includes base salaries, which are paid periodically throughout the fiscal year, annual cash performance bonuses based on performance targets proposed by management and approved by the Compensation Committee, which are awarded after the end of the fiscal year, and perquisites and personal benefits, which are paid consistent with our policies in appropriate circumstances. Our named executive officers historically have been eligible to participate in our long-term equity incentive plans, including the Amended and Restated Primo Water Corporation Equity Incentive Plan (the “Amended and Restated Equity Plan”) and the Primo Water Corporation 2018 Equity Incentive Plan, as each may be amended from time to time (the “2018 Equity Plan” and together with the Amended and Restated Equity Plan, the “Equity Plans”). The Equity Plans provide the Compensation Committee and management with the flexibility to design compensatory awards responsive to Primo Water’s business needs and goals. Awards under the Equity Plans may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or common share payments, including the payment of performance bonuses in common shares. The Equity Plans are described in more detail under the heading “Equity Compensation Plan Information” on page 65 of this proxy statement. Our executive officers may also participate in our 401(k) Plan, which is available to all employees in the United States, except for certain union employees.
The compensation structure for our named executive officers is intended to balance the need of these executives for current income with the need to create long-term incentives that are directly tied to achievement of our operational targets and growth in shareowner value.
Compensation Components
For 2022, the principal compensation components for Primo Water’s named executive officers consisted of the following:
Base salary
Fixed pay that takes into account an individual’s role and responsibilities, experience, expertise, and individual performance, and compensates named executive officers for services rendered during the fiscal year.

Annual cash performance bonuses	Performance-based compensation that is paid to reward attainment of annual corporate targets.

Long-term equity incentive awards
Equity compensation that reinforces the link between incentives and long-term Primo Water performance, incentivizes our named executive officers, aligns the interests of our named executive officers with those of our shareowners, and encourages executive retention.

Retirement benefits
Retirement benefits that provide the opportunity for financial security in retirement consistent with programs for our broad-based employee population, including limited matching contributions under Primo Water’s 401(k) Plan.

Perquisites and benefits	Perquisites and benefits that effectively facilitate job performance, including an annual executive physical examination and a car allowance.
Base Salary
We provide named executive officers and other employees with base salary, paid over the course of the year, to compensate them for services rendered during the fiscal year. Base salary is determined by an annual assessment of a number of factors, including position and responsibilities, experience, individual job performance relative to responsibilities, impact on development and achievement of our business strategy, and competitive market factors for comparable talent in the peer group.

The following table sets forth the 2022 base salary, 2021 base salary, and, if applicable, the percentage increase for each named executive officer:
Name	2022 Base Salary	2021 Base Salary	% Increase
Thomas J. Harrington	$975,000	$927,000	5.2%
Jay Wells	$610,000	$585,000	4.3%
Anne Melaragni	$440,000	$410,000	7.3%
Cate Gutowski	$600,000	$600,000	—
Marni Morgan Poe	$475,000	$450,000	5.6%
Annual Performance Bonuses
General
The Compensation Committee believes that some portion of overall compensation for named executive officers should be performance-based, that is, contingent on successful achievement of corporate targets. To that end, and depending on our financial and operating performance, the Compensation Committee may approve performance-based bonuses. Eligibility for performance bonuses is set forth in a named executive officer’s employment offer letter, and “target” bonus opportunities are based on market competitiveness, the expected impact of the executive’s role within Primo Water, and the executive’s expected long-term contributions. Any changes to the target bonus levels set forth in the employment offer letter for our Chief Executive Officer are recommended by the Compensation Committee and determined by the Board. Any changes to the target bonus levels set forth in the employment offer letters for the direct reports are reviewed and approved by the Compensation Committee. The annual performance goals are reviewed and approved by the Compensation Committee. The Compensation Committee believes that this annual incentive arrangement provides executives with clear, quantified targets, intended to focus them on meeting strategic goals, while also aligning management’s interests with those of our long-term shareowners in the sustained growth of shareowner value.
At the end of each fiscal year, a review is conducted to determine if the named executive officers satisfied the aggregated accountability metrics described below. If this review results in a rating below acceptable levels for the relevant period, all or a portion of the performance bonus may be withheld, even if corporate targets were met. Our Board retains the discretion to make adjustments to the performance bonus for our Chief Executive Officer, and the Compensation Committee retains the discretion to make adjustments to the performance bonuses for the direct reports.
Additionally, discretionary performance bonuses may be paid to named executive officers. No such bonuses were paid in 2022. While discretionary bonuses may be paid in appropriate circumstances, no named executive officer has a guaranteed right to a discretionary bonus as a substitute for a performance-based bonus in the event that performance targets are not met.
Company Performance Targets
Performance bonus eligibility in 2022 was determined based on achieving certain corporate targets and on aggregated accountability for each named executive officer to grow the business and shareowner value. In 2022, the performance bonus of our named executive officers was calculated based on achievement of a specified level of Bonus-Adjusted EBITDA, Bonus-Adjusted operating free cash flow and Bonus-Adjusted revenue, weighted 50%, 25% and 25%, respectively.
For performance bonus purposes, (i) “Bonus-Adjusted EBITDA” is GAAP earnings before interest, taxes, depreciation, and amortization, (ii) “Bonus-Adjusted operating free cash flow” is GAAP net cash provided by operating activities, less capital expenditures, and (iii) “Bonus-Adjusted revenue” is GAAP revenue, each as adjusted to exclude the impact of certain items as approved by the Compensation Committee, and as a result, they may not correspond to the reported measures used in Primo Water’s other disclosures or filings. The Compensation Committee considers potential adjustments pursuant to pre-established guidelines, including materiality, to provide consistency in how the Compensation Committee views the business. The Compensation Committee may approve adjustments to reflect events in the prior period and/or the results achieved during the applicable performance period to account for items not indicative of underlying performance. Individual adjustments may have positive or negative impact, and in any given year, aggregate adjustments may increase or decrease incentive payouts.2
The metrics described above closely correspond with the performance of our business, and the Compensation Committee therefore viewed them as appropriate performance targets for measuring the achievement of Primo Water’s business goals by our named executive officers. At the conclusion of the annual performance period, the Compensation Committee reviewed the accountability of each named executive officer towards growth of the business and shareowner value; if expectations had been met, the executive was paid a bonus in full based on achievement of the corporate metrics. A bonus could have been withheld in whole or in part if the executive was not so accountable. No bonus or portion of a bonus was withheld in 2022.
Performance bonuses in 2022 had a “threshold” level, a “target” level and an “outperform” level. Performance bonuses may be paid if the actual result for certain of the metrics is less than the applicable “threshold” level; however, if the actual results for the Bonus-Adjusted EBITDA metric are below the “threshold” level, no performance bonuses will be paid, subject to the discretion of the Board and the Compensation Committee to modify the performance bonus of our Chief Executive Officer and his direct reports, respectively, based on accountability towards growth of the business and shareowner value. For 2022, our named executive officers could earn a performance bonus of up to a maximum level of 200% of the target bonus amount based on achievement of goals at the “outperform” level. The target bonus award for 2022 for our Chief Executive Officer was 110% of annual base salary, and 75% of annual base salary for each of our other named executive officers.
The Compensation Committee believes that setting an achievable goal is important in motivating our employees appropriately and in constructing a pay package that allows us to compete successfully in the market for talented employees. The following chart sets forth the threshold, target and outperform performance targets established by the Compensation Committee in December 2021 for the 2022 corporate bonus pool in which our named executive officers participated. The 2022 target levels below exceed 2021 actual results for each metric from the 2021 performance bonus program.
2022 Performance Bonus Program

Targets applicable to named executive officers ($ in millions)
	Corporate Pool (enterprise level)
	Bonus- Adjusted EBITDA 50%	Bonus- Adjusted Operating Free Cash Flow 25%	Bonus- Adjusted Revenue 25%
“Threshold”	$354.6	$117.9	$2,062.5
“Target”	417.2	138.7	2,171.0
“Outperform”	479.8	159.5	2,323.0
Actual(1)	431.9	89.7	2,171.0
(1)	Please see Appendix E for a reconciliation of GAAP to non-GAAP amounts.
These metrics are interpolated on a straight-line basis between the “threshold,” “target” and “outperform” performance levels, resulting in a payout percentage for each metric. The relative weighting for each metric as set forth in the chart below is applied to the payout percentages, and the results are aggregated, resulting in a bonus payout as a percentage of the target award. This percentage is then applied to the target bonus amount to determine the amount of a named executive officer’s bonus.
[2]	Please see Appendix E for a reconciliation of GAAP to non-GAAP amounts.

The following chart sets forth the calculation of the bonus payouts as a percentage of target award opportunities for the named executive officers 2022 bonus opportunities.
2022 Performance Bonus Program

Calculation of bonus payout as a percent target award
	Corporate Pool (enterprise level)
	Bonus- Adjusted EBITDA 50%	Bonus- Adjusted Operating Free Cash Flow 25%	Bonus- Adjusted Revenue 25%
% Payout (Per Metric)	118%	0%	100%
% Payout—Weighted (Per Metric)	59%	0%	25%
Bonus Payout % Target Award		84.0%
As noted above, actual results, when weighted as described above, resulted in a bonus payout of 84.0% of target award opportunity for our named executive officers.
For 2023, the Compensation Committee has determined to utilize the same metrics and weighting as utilized in the 2022 performance bonus program.
Accountability to Grow the Business and Shareowner Value
During 2022, each named executive officer was accountable to grow the business and shareowner value, as measured by performance against the approved strategic plan, business and capex initiatives. The Compensation Committee retains discretion to reduce a performance bonus based on a named executive officer’s failure to achieve such targets. The Compensation Committee determined that our named executive officers met these targets and, as a result, no reductions would be made to performance bonuses. For 2023, the Compensation Committee determined to continue with the use of aggregated accountability for each officer to grow the business and shareowner value.
Long-Term Incentive Plans
In 2022, our senior-level employees were eligible to participate in our Equity Plans. Generally, we use a methodology to determine award size based on benchmarking against our peer group and the industry in general, among other factors. The Equity Plans provide the Compensation Committee and management with the flexibility to design compensatory awards responsive to Primo Water’s needs. Awards under the Equity Plans may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or share payments.
In December 2022, each of our named executive officers (other than our Chief Financial Officer and our Chief Operating Officer) received an equity award for the 2023 annual grant cycle, consisting of performance-based restricted share units (60%) and time-based restricted share units (40%). All of the time-based restricted share units are eligible to vest in three equal annual installments, subject to continued employment. The performance-based restricted share units are eligible to vest based upon the achievement of average annual return on invested capital (“ROIC”) and aggregate revenues over a three-year period beginning on the first day of Primo Water’s 2023 fiscal year and ending on the last day of Primo Water’s 2025 fiscal year (with the metrics weighted 75% and 25%, respectively). The Compensation Committee selected a three-year performance period based upon input received from FW Cook regarding the time period utilized with respect to similar awards made by Primo Water’s peer group companies, as well as the Compensation Committee’s belief that a three-year measurement period reinforces the link between incentives and long-term Primo Water performance. We believe that these equity awards incentivize our named executive officers, align their interests with those of our shareowners and encourage executive retention.
The performance-based restricted share units granted in 2020 to our Chief Executive Officer, Chief Financial Officer and Chief Legal Officer were originally granted with an Adjusted pre-tax income target of $211.8 million. Following the sale of our S&D Coffee and Tea business and the acquisition of Legacy Primo, the Compensation Committee determined to revise such target to $163.2 million to exclude from the target the pre-tax income attributable to S&D (discontinued operations) and include the pre-tax income attributable to acquired operations, and make similar adjustments to Adjusted pre-tax income achieved for the three-year period ending at the end of 2022. Set forth below are the Adjusted pre-tax income thresholds and variable vesting percentages based on the level of Adjusted pre-tax income achieved:
Achievement	Adjusted Pre-Tax Income	Percentage of Performance Units Vested
125% of Target or greater	$204.0 million	200%
100% of Target	$163.2 million	100%
70% of Target	$114.2 million	40%
Less than 70% of Target	Less than $114.2 million	0%
Actual (continuing operations)(1)	$239.8 million	200%
(1)	Please see Appendix E for a reconciliation of GAAP to non-GAAP amounts.
As noted above, our actual cumulative Adjusted pre-tax income for our remaining businesses (or continuing operations) during the three-year period ending at the end of fiscal 2022 was $239.8 million, which included the benefit of pre-tax income contributed by acquired companies (notably, Legacy Primo). As a result, the percentage of performance-based restricted share units that vested in February 2023 was 200%. For performance-based restricted share unit purposes, “Adjusted pre-tax income” is GAAP income before income taxes, as adjusted to exclude the impact of certain items as approved by the Compensation Committee. As a result, it may not correspond to similarly titled reported measures used in Primo Water’s other disclosures or filings. As discussed above, the Compensation Committee considers potential adjustments pursuant to pre-established guidelines, including materiality, to provide consistency in how the Compensation Committee views the business. The Compensation Committee may approve adjustments to reflect events in the prior period and/or the results achieved during the applicable performance period to account for items not indicative of underlying performance. Individual adjustments may have a positive or negative impact, and in any given year, aggregate adjustments may increase or decrease incentive payouts. A calculation of Adjusted pre-tax income for the three-year period ended December 31, 2022 is included in Appendix E hereto.
Retirement Benefits
In 2022, as part of our cost management efforts, we continued to limit executive benefits to those specifically granted pursuant to employment agreements (as discussed in the narrative following the Summary Compensation Table and below). Our named executive officers are eligible to participate in our 401(k) Plan, which is generally open to all employees in the United States except certain union employees. Employees can contribute a percentage of their eligible earnings, subject to annual contribution limits set by the Internal Revenue Service.
Perquisites and Other Personal Benefits
We provide our named executive officers with limited perquisites and other personal benefits that are not otherwise available to all of our employees, including an annual executive physical examination and a car allowance. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers to ensure that they are appropriately limited and effectively facilitate job performance. Perquisites and personal benefits are taken into account as part of the total compensation to executive officers.
Perquisites and other personal benefits for our named executive officers are set forth in the Summary Compensation Table, under the heading “All Other Compensation” and related footnotes on page 50 of this proxy statement.
Named Executive Officer Employment Agreements
Each of our named executive officers has a written employment agreement or offer letter setting forth the material terms of his or her employment. Under these employment agreements or offer letters, these executives receive annual base salaries, which may be adjusted from time to time. Each of these agreements provides for eligibility to earn bonuses based upon the achievement of agreed-upon criteria established from time to time by the Compensation Committee as well as customary allowances and perquisites:
Each of the named executive officers employed by Primo Water as of the end of 2022 participates in both short-term and long-term incentive programs provided by us. The level of participation is determined by the

Compensation Committee and varies by named executive officer. Each of our named executive officers is bound by restrictive covenants that generally limit their ability to compete with us in any countries in which we conduct business. They have also agreed to non-solicitation and non-disparagement covenants. These limitations continue during the term of employment and for a period of time following termination (regardless of the cause of the termination).
Potential severance payments in the event of termination or change of control of Primo Water for each named executive officer, as applicable, are described more particularly below under the heading “Potential Payments Upon Termination or Change of Control” on page 54 of this proxy statement.
Thomas J. Harrington Employment Agreement
In August 2018, we entered into an employment letter agreement with Mr. Harrington to serve as our Chief Executive Officer, effective as of December 30, 2018, the first day of our 2019 fiscal year. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $1,000,000 effective as of March 26, 2023, and a car allowance. Mr. Harrington is eligible to participate in our annual performance bonus plan with a target bonus equal to 110% of his base salary, which was increased to 120% of his base salary, effective January 1, 2023.
Mr. Harrington is eligible to participate in all of our long-term incentive plans made available from time to time to our senior executives at the discretion of the Compensation Committee. The 2022 grants to Mr. Harrington under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2022” Table below.
Mr. Harrington participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of two years following termination, regardless of the cause of the termination.
Jay Wells Employment Agreement
In December 2020, we entered into an amended and restated offer letter agreement with Jay Wells to serve as our Chief Financial Officer, which memorialized the previously disclosed terms of his employment with us. The agreement has an indefinite term and provides for an annual base salary, which was increased to $610,000 effective as of April 10, 2022, and a car allowance. Mr. Wells is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 75% of his base salary.
Mr. Wells participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following termination, regardless of the cause of the termination.
In August 2022, Mr. Wells announced his plans to retire, effective April 1, 2023. On January 24, 2023, we announced the appointment of David W. Hass as Chief Financial Officer to succeed Mr. Wells. Mr. Wells will assist with the Chief Financial Officer transition through his retirement date.
Anne Melaragni Employment Agreement
In May 2021, we entered into an offer letter agreement with Anne Melaragni to serve as our Chief Human Resources Officer. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $465,000 effective as of March 26, 2023, and a car allowance. Ms. Melaragni is eligible to participate in our annual performance bonus plan with an annual bonus target of 75% of her base salary. In connection with her appointment, Ms. Melaragni received a one-time award of $400,000 in time-based restricted share units, which vest in equal installments on the first and second anniversaries of her hire date. Ms. Melaragni is also entitled to relocation assistance to the Tampa, Florida area, which is subject to repayment under certain circumstances if Ms. Melaragni resigns her employment for any reason or is terminated for Cause (as defined in the offer letter and/or in the Severance Plan) prior to the first anniversary of her relocation date.

Ms. Melaragni is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. The 2022 grants to Ms. Melaragni under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2022” Table below.
Ms. Melaragni participates in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment, regardless of the cause of the termination. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following termination, regardless of the cause of the termination.
Cate Gutowski Employment Agreement
In September 2021, we entered into an offer letter agreement with Cate Gutowski to serve as our Chief Operating Officer. The agreement has an indefinite term and provides for an annual base salary of $600,000, and a car allowance. Ms. Gutowski is eligible to participate in our annual performance bonus plan with an annual bonus target of 75% of her base salary. In connection with her appointment, Ms. Gutowski received a cash sign-on bonus of $500,000, subject to repayment if, prior to 18 months from her employment date, she voluntarily resigns her position for any reason or is terminated for Cause (as defined in the offer letter and in the Severance Plan). She also received a one-time award of $4,300,000 in time-based restricted share units, the first installment of which vested in 2022, and the remainder of which will vest as described below. Ms. Gutowski was also entitled to relocation assistance to the Tampa, Florida area, which is subject to repayment under certain circumstances if Ms. Gutowski fails to relocate to the Tampa area on a permanent basis by a certain deadline, or resigns her employment for any reason or is terminated for Cause (as defined in the offer letter and/or in the Severance Plan) prior to the first anniversary of the relocation date.
Ms. Gutowski participates in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment, regardless of the cause of the termination. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following termination, regardless of the cause of the termination.
On January 20, 2023, Ms. Gutowski resigned from her position as our Chief Operating Officer. Ms. Gutowski will remain with us in an advisory capacity through July 1, 2023. As part of a Separation Agreement and General Release entered into with us, we will not seek reimbursement of relocation expenses incurred by Ms. Gutowski. In addition, the Compensation Committee has determined to accelerate the vesting of 136,335 restricted share units on her departure date, representing the unvested portion of the restricted share units that were granted to Ms. Gutowski in October 2021.
Marni Morgan Poe Employment Agreement
In December 2020, we entered into an amended and restated offer letter agreement with Marni Morgan Poe to serve as our Chief Legal Officer, which memorialized the previously disclosed terms of her employment with us. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $500,000 effective as of March 26, 2023, and a car allowance. Ms. Poe is eligible to participate in our annual performance bonus plan with an annual bonus target of 75% of her base salary.
Ms. Poe is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. The 2022 grants to Ms. Poe under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2022” Table below.
Ms. Poe participates in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment, regardless of the cause of the termination. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following termination, regardless of the cause of the termination.

Severance Arrangements
We have arrangements with our named executive officers to provide for payment and other benefits if such executive’s employment is terminated under certain circumstances. We have entered into such arrangements in order to discourage these executives from voluntarily terminating their employment with us in order to accept other employment opportunities, and to provide assurances to these executives that they will be compensated if terminated by us without cause.
Severance Plan
As of the last day of fiscal 2022, each of our named executive officers participated in our Amended and Restated Severance and Non-Competition Plan (the “Severance Plan”), which we first implemented in 2009. The Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance benefits to which they may have been entitled. For more detail, please see Potential Payments Upon Termination or Change of Control—Severance Plan” on page 56 of this proxy statement.
Treatment of Equity Awards upon Termination or Change of Control
Our Equity Plans (see “Equity Compensation Plan Information” on page 65 of this proxy statement) contain “double trigger” provisions in connection with a change of control of Primo Water, thus protecting participants in the event of certain qualifying terminations of employment, and providing assurances that their equity investment in Primo Water will not be lost in the event of the sale, liquidation, dissolution or other change of control of Primo Water. These terms provide for the acceleration of equity awards in limited circumstances, namely, when the awards (1) are not continued, assumed, or replaced by the surviving or successor entity or (2) are so assumed, but where a named executive officer or employee is involuntarily terminated for reasons other than Cause, or terminates his or her employment for Good Reason (as such capitalized terms are defined in the Amended and Restated Equity Plan), within two years after the change of control.
Additionally, our Equity Plans provide for other potential benefits, absent a change in control, when a named executive officer or other employee is terminated without Cause, resigns with Good Reason or retires. In the case of a termination without Cause or resignation with Good Reason, the Equity Plans provide for partial vesting for performance-based awards, restricted shares and restricted share units based on the length of employment relative to the performance or vesting period and accelerated vesting of options, generally on the employment termination date. In the case of retirement (defined in the Equity Plans as having attained age 60 and completed ten continuous years of service with Primo Water), the Equity Plans provide for continued vesting of such awards.
A more detailed discussion of potential payments and benefits in connection with a termination or change of control is set forth under “Potential Payments Upon Termination or Change of Control” on page 54 of this proxy statement.
Share Ownership Guidelines
The Board has established minimum share ownership guidelines for the Chief Executive Officer, Chief Financial Officer, all other direct reports to the Chief Executive Officer, and certain other members of senior management. Under these share ownership guidelines, the Chief Executive Officer must own common shares having a minimum aggregate value equal to six times his annual base salary. The Chief Financial Officer and Chief Operating Officer must own common shares having a minimum aggregate value equal to two times his or her annual base salary. Other direct reports must own common shares having a minimum aggregate value equal to one and a half times his or her annual base salary. Unexercised stock options and unvested restricted stock awards or restricted stock units subject to future performance-based vesting do not count toward satisfaction of the threshold. The Compensation Committee or the Board may, from time to time, reevaluate and revise these guidelines to give effect to changes in Primo Water’s common share price, capitalization, or changes in the base salary or the title of the above mentioned persons.
The value of shares owned by each of the above persons necessary to maintain compliance with the guidelines is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured on December 31 of each year and reported to the Compensation Committee. Individuals are expected to monitor their own compliance throughout the year. Individuals subject to the guidelines are not required to attain the minimum ownership level by a particular deadline; however, until the guideline amount is achieved, the Chief Executive Officer is required to retain an amount equal to 100% of net shares received as equity compensation, and each other named executive officer is required to retain an amount equal to 75% of the net shares received as equity compensation. Once an individual achieves the applicable ownership guideline, he or she will be considered in compliance, regardless of any changes in base salary (except for promotional increases) or the price of Primo Water common shares, so long as he or she continues to own at least the number of Primo Water common shares owned at the time he or she achieved the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, performance share units or the exercise of stock options or stock appreciation rights. Shares purchased on the open market may be sold in compliance with Primo Water’s policies and applicable securities laws. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such persons. These requirements are designed to ensure that the economic interests of senior management correlate with the value of our stock and are thus closely aligned with the interests of Primo Water’s shareowners.
Employee Share Purchase Plan
We have maintained Primo Water’s Employee Share Purchase Plan (the “ESPP”) since 2015. The purpose of the ESPP is to provide eligible employees of Primo Water and our designated subsidiaries (including our named executive officers) with an opportunity to acquire an ownership interest in us through the purchase of our common shares through payroll deductions at a discounted price. Eligible employees may purchase common shares at a price equal to 90% of the lower of the closing price of common shares on the NYSE on the first and last day of the offering period. We believe the ESPP further aligns the interests of our employees and shareowners and aids in the recruitment and retention of employees.
Insider Trading Restrictions and Policy Against Hedging
Our insider trading policy prohibits directors, officers, employees and consultants of Primo Water and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Trades by directors, executive officers and certain other employees are prohibited during certain prescribed blackout periods and are required to be pre-cleared by our Chief Legal Officer and Secretary, subject to limited exceptions for approved Rule 10b5-1 plans. This policy prohibits directors, officers, employees and consultants of Primo Water from engaging in “short sales” with respect to our securities, trading in put or call options, or engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to our securities. This policy also prohibits employees and directors, including the named executive officers, from holding Primo Water securities in a margin account or pledging Primo Water securities as collateral for a loan.
Policy Regarding Clawback of Incentive Compensation
Our Board has adopted a clawback policy that allows the Board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of our financial statements, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States. The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.
Risk Management Considerations
The Compensation Committee believes that Primo Water’s compensation plans and policies provide incentives for our executives and other employees to create long-term shareowner value, promote the creation of long-term value and discourage behavior that leads to excessive risk, as further detailed below:
•
The base salary portion of compensation is designed to provide a steady income regardless of Primo Water’s performance so that employees do not feel pressured to focus on achievement of certain performance goals at the expense of other aspects of Primo Water’s business.

•
The performance goals used to determine the amount of an executive’s bonus are measures that the Compensation Committee believes drive long-term shareowner value. The Compensation Committee attempts to set ranges for these measures that promote success without encouraging excessive risk-taking to achieve short-term results.

•
The measures used to determine whether performance-based restricted share units vest are based on performance over a three-year period. The Compensation Committee believes that the three-year measurement period reinforces the link between incentives and long-term Primo Water performance, and the performance cycles overlap to reduce any incentive to maximize performance in a particular period at the expense of another.

•	Cash bonuses are capped at 200% of target. Similarly, vesting for performance-based restricted share units is capped at 200% of target.
•
The equity awarded to our named executive officers is a mix of performance-based restricted share units and time-based restricted share units. The Compensation Committee believes that this mix avoids having a relatively high percentage of compensation tied to one element, and that the time-based restricted share units should reduce risky behavior because these awards are designed to retain employees and because they are earned over time.

•	Compensation is balanced between short-term and long-term compensation, creating diverse time horizons.
•
The Compensation Committee believes that linking performance and the corresponding payout factor mitigates risk by avoiding situations where a relatively small amount of increased performance results in a relatively high corresponding amount of increased compensation.

•	Named executive officers are required to hold a certain amount of Primo Water shares, which aligns their interests with those of our shareowners.
•	We have implemented accounting policies and internal controls over the measurement and calculation of performance goals.
•
We have implemented a clawback policy, which is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

•	We prohibit hedging, pledging, and margining of Company securities.
•
The Compensation Committee approves our short-term and long-term incentive compensation programs, as well as other executive compensation programs, which mitigates risk by empowering a group of independent directors with substantial experience and expertise.

•
The Compensation Committee has engaged an outside, independent compensation consultant who is knowledgeable regarding various compensation policies and their associated risks and is free from any conflict of interest.

The Compensation Committee has reviewed Primo Water’s compensation policies and practices for its employees and determined that the risks arising from those policies and practices are not reasonably likely to have a material adverse effect on Primo Water.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option/ SAR Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)	Total ($)
Thomas J. Harrington Chief Executive Officer	2022	962,077	—	4,000,000	—	900,900	26,730(3)	5,889,707
	2021	919,731	—	3,500,000	—	887,139	25,874	5,332,744
	2020	824,231	—	3,579,266(4)	1,847,715(4)	722,700	25,633	6,999,545(4)

Jay Wells Former Chief Financial Officer	2022	603,270	—	—	—	384,300	26,005(5)	1,013,575
	2021	580,963	—	975,000	—	381,714	24,225	1,961,903
	2020	525,967	521,550	562,500	337,500	312,075	25,155	2,284,747

Anne Melaragni Chief Human Resources Officer	2022	431,923	—	725,000(6)	—	277,200	181,057(7)	1,615,180
	2021	368,731	—	825,000	—	262,913	23,100	1,479,743

Cate Gutowski Former Chief Operating Officer	2022	600,000	—	—	—	378,000	572,510(8)	1,550,510
	2021	87,692	500,000	5,200,000	—	70,792	2,077	5,860,561

Marni Morgan Poe Chief Legal Officer and Secretary	2022	468,269	—	700,000	—	299,250	24,675(9)	1,492,194
	2021	443,268	—	700,000	—	293,624	23,936	1,460,829
	2020	389,196	—	437,500	262,500	232,688	31,554	1,353,438
(1)
Stock awards made in 2022 were time-based and performance-based restricted share units granted under the 2018 Equity Plan. The amounts reported in this column for 2022 reflect the aggregate grant date fair values for time-based and performance-based restricted share units computed in accordance with ASC 718, excluding the effect of estimated forfeitures. The assumptions used for the valuations are set forth in Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Assuming achievement of the highest level of performance for these awards, the grant date fair values of awards subject to performance conditions would have been as follows: Mr. Harrington: $4,800,000; Ms. Melaragni: $600,000; Ms. Poe: $840,000.

(2)	The amounts under the Non-Equity Incentive Plan Compensation column reflect amounts earned under Primo Water’s annual performance bonus program.
(3)	Includes a car allowance, 401(k) match, annual medical exam, and wellness benefit.
(4)	Amount shown overstates actual compensation due to a change in accounting treatment made during the year. See the Company’s 2021 proxy statement for a detailed explanation.
(5)	Includes a car allowance, phone allowance, 401(k) match, annual medical exam, and wellness benefit.
(6)
Includes $225,000 in time-based restricted share units granted to Ms. Melaragni on March 25, 2022 in recognition of increased responsibilities related to ESG oversight, which vest in equal installments on the first, second and third anniversaries of the grant date.

(7)	Includes a car allowance, annual medical exam, wellness benefit, and $166,231 for relocation assistance to the Tampa, Florida area pursuant to the terms of her employment offer letter agreement.
(8)	Includes a car allowance, 401(k) match, wellness benefit, and $549,610 for relocation assistance to the Tampa, Florida area pursuant to the terms of her employment offer letter agreement.
(9)	Includes a car allowance, phone allowance, and 401(k) match.

Grants of Plan-Based Awards in Fiscal 2022
The following table sets forth information with respect to performance-based restricted share units and time-based restricted share units granted under our Equity Plans during the year ended December 31, 2022 to each of our named executive officers (unless otherwise indicated in the footnotes below, all such awards were granted under the 2018 Equity Plan). The following table also sets forth the range of possible cash payouts to each of our named executive officers under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2022.
Name	Grant Date	Board Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas J. Harrington	—	—	536,250	1,072,500	2,145,000	—	—	—	—	—
	12/7/2022	12/6/2022	—	—	—	63,075	157,687	315,375	—	2,400,000
	12/7/2022	12/6/2022	—	—	—	—	—	—	105,124	1,600,000
Jay Wells	—	—	228,750	457,500	915,000	—	—	—	—	—
Anne Melaragni	—	—	165,000	330,000	660,000	—	—	—	—	—
	3/25/2022	3/24/2022	—	—	—	—	—	—	15,923	225,000(5)
	12/7/2022	12/6/2022	—	—	—	7,884	19,711	39,422	—	300,000
	12/7/2022	12/6/2022	—	—	—	—	—	—	13,140	200,000
Cate Gutowski	—	—	225,000	450,000	900,000	—	—	—	—	—
Marni Morgan Poe	—	—	178,125	356,250	712,500	—	—	—	—	—
	12/7/2022	12/6/2022	—	—	—	11,038	27,595	55,191	—	420,000
	12/7/2022	12/6/2022	—	—	—	—	—	—	18,396	280,000
(1)
The amounts in these columns show the range of possible cash payouts under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2022. With respect to our named executive officers, amounts reported in these columns are calculated solely based on Bonus-Adjusted EBITDA, Bonus-Adjusted operating free cash flow, and Bonus-Adjusted revenue targets. For additional information related to the annual cash incentive awards including performance goals, measures and weighting, see the “Compensation Discussion and Analysis” section of this proxy statement.

(2)
The amounts in these columns represent performance-based restricted share unit awards. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo Water’s 2023 fiscal year and ending on the last day of Primo Water’s 2025 fiscal year (weighted 75% and 25%, respectively). The amounts included in the “Target” column reflect the total number of shares that would be issued at the end of the three-year performance period if 100% of the “target” ROIC and revenues are achieved. The amounts included in the “Maximum” column reflect the total number of shares that would be issued at the end of the three-year performance period if 125% of the “target” ROIC and revenues are achieved.

(3)
The amounts in this column represent grants of time-based restricted share units. Time-based restricted share units granted in 2022 vest in three equal installments on the first, second and third anniversaries of the grant date.

(4)
Unless otherwise noted, the “Grant Date Fair Value of Stock Awards” column shows the full grant date fair values of the performance- and time-based restricted share units granted in fiscal 2022. The grant date fair values of the awards are determined under ASC 718 and represent the amounts we would expense in our financial statements over the vesting schedule for the awards. In accordance with SEC rules, the amounts in this column reflect the actual ASC 718 accounting cost without reduction for estimates of forfeitures related to service-based vesting conditions. The assumptions used for determining values are set forth in Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The amounts reflect our accounting for these grants and do not correspond to the actual values that may be realized by the named executive officers.

(5)
Represents time-based restricted share units granted to Ms. Melaragni on March 25, 2022 in recognition of increased responsibilities related to ESG oversight, which vest in equal installments on the first, second and third anniversaries of the grant date.

Outstanding Equity Awards at 2022 Fiscal Year End
The following table sets forth information with respect to equity awards outstanding at December 31, 2022 for each of our named executive officers.
	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Thomas J. Harrington	157,563(2)	78,781(2)	15.84	12/9/2030	—	—	—	—
	274,926(3)	—	13.67	12/11/2029	—	—	—	—
	214,552(4)	—	14.68	12/11/2028	—	—	—	—
	108,921(5)	—	17.50	12/7/2027	—	—	—	—
	204,280(6)	—	10.40	12/6/2026	—	—	—	—
	57,947(7)	—	16.99	8/11/2026		—
	—	—	—	—	—	—	315,374(8)	4,900,912
	—	—	—	—	105,124(9)	1,633,627
	—	—	—	—	—		246,334(10)	3,828,030
	—	—	—	—	54,741(11)	850,675
					—		142,044(12)	2,207,364
	—	—	—	—	15,783(13)	245,268
Jay Wells	47,269(2)	23,634(2)	15.84	12/9/2030	—	—	—	—
	98,973(3)		13.67	12/11/2029	—	—	—	—
	83,955(4)	—	14.68	12/11/2028	—	—	—	—
	69,242(5)	—	17.50	12/7/2027	—	—	—	—
	78,793(6)	—	10.40	12/6/2026	—	—	—	—
	57,947(7)	—	16.99	8/11/2026	—	—	—	—
	—	—	—	—	—	—	68,620(10)	1,066,355
	—	—	—	—	15,249(11)	236,969
	—	—	—	—	—	—	42,612(12)	662,190
	—	—	—	—	4,735(13)	73,582	—	—
Anne Melaragni	7,878(2)	3,939(2)	15.84	12/9/2030	—	—	—	—
	9,036(14)	4,518(14)	14.30	8/24/2030	—	—	—	—
	—	—	—	—	—	—	39,422(8)	612,618
	—	—	—	—	13,140(9)	204,196	—	—
	—	—	—	—	15,923(15)	247,443	—	—
	—	—	—	—	—	—	29,912(10)	464,832
	—	—	—	—	6,647(11)	103,294	—	—
	—	—	—	—	12,195(16)	189,510	—	—
	—	—	—	—	—	—	7,102(12)	110,365
	—	—	—	—	789(13)	12,261	—	—
	—	—	—	—	874(17)	13,582	—	—
Cate Gutowski	—	—	—	—	—	—	63,342(18)	984,335
	—	—	—	—	14,076(19)	218,741	—	—
	—	—	—	—	136,335(20)	2,118,646	—	—
Marni Morgan Poe	36,765(2)	18,382(2)	15.84	12/9/2030	—	—	—	—
	76,979(3)	—	13.67	12/11/2029	—	—	—	—
	65,298(4)	—	14.68	12/11/2028	—	—	—	—
	52,515(5)	—	17.50	12/7/2027	—	—	—	—
	62,013(6)	—	10.40	12/6/2026	—	—	—	—
	57,947(7)	—	16.99	8/11/2026	—	—	—	—
	73,844(21)	—	11.22	2/19/2026	—	—	—	—
	37,064(22)	—	9.25	2/25/2025	—	—	—	—
	41,504(23)	—	8.00	2/13/2024	—	—	—	—
	32,598(24)	—	9.29	5/2/2023	—	—	—	—
	—	—	—	—	—	—	55,190(8)	857,653
	—	—	—	—	18,396(9)	285,874	—	—
	—	—	—	—	—	—	49,266(10)	765,594
	—	—	—	—	10,948(11)	170,132	—	—
	—	—	—	—	—	—	33,142(12)	515,027
	—	—	—	—	3,683(13)	57,234	—	—
(1)	The market value shown has been calculated based on the closing price of our common shares on the NYSE as of December 30, 2022 ($15.54), the last business day of our 2022 fiscal year.
(2)	This amount represents stock options granted on December 9, 2020, which vest in equal installments on the first, second and third anniversaries of the grant date.
(3)	This amount represents stock options granted on December 11, 2019, which are fully vested.

(4)	This amount represents stock options granted on December 11, 2018, which are fully vested.
(5)	This amount represents stock options granted on December 7, 2017, which are fully vested.
(6)	This amount represents stock options granted on December 6, 2016, which are fully vested.
(7)	This amount represents stock options granted on August 11, 2016, which are fully vested.
(8)
This amount represents performance-based restricted share units granted on December 7, 2022. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo Water’s 2023 fiscal year and ending on the last day of Primo Water’s 2025 fiscal year (with the metrics weighted 75% and 25%, respectively). The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted ROIC and revenues that is achieved during such period. Because 2022 actual performance met “outperform” targets, performance-based restricted share unit values are presented assuming achievement of “outperform” targets at the end of the three-year performance period.

(9)	This amount represents time-based restricted share units granted on December 7, 2022, which vest in equal installments on the first, second and third anniversaries of the grant date.
(10)
This amount represents performance-based restricted share units granted on December 9, 2021. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo Water’s 2022 fiscal year and ending on the last day of Primo Water’s 2024 fiscal year (with the metrics weighted 75% and 25%, respectively). The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted ROIC and revenues that is achieved during such period. Because 2022 actual performance met “outperform” targets, performance-based restricted share unit values are presented assuming achievement of “outperform” targets at the end of the three-year performance period.

(11)	This amount represents time-based restricted share units granted on December 9, 2021, which vest in three equal installments on the first, second and third anniversaries of the grant date.
(12)
This amount represents performance-based restricted share units granted on December 9, 2020. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo Water’s 2021 fiscal year and ending on the last day of Primo Water’s 2023 fiscal year (weighted 75% and 25%, respectively). The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted ROIC and revenues that is achieved during such period. Because 2022 actual performance met “outperform” targets, performance-based restricted share unit values are presented assuming achievement of “outperform” targets at the end of the three-year performance period.

(13)	This amount represents time-based restricted share units granted on December 9, 2020, which vest in equal installments on the first, second and third anniversaries of the grant date.
(14)	This amount represents stock options granted on August 24, 2020, which vest in equal installments on the first, second and third anniversaries of the grant date.
(15)	This amount represents time-based restricted share units granted on March 25, 2022, which vest in equal installments on the first, second and anniversaries of the grant date.
(16)	This amount represents time-based restricted share units granted on May 4, 2021, which vest in equal installments on the first and second anniversaries of the grant date.
(17)	This amount represents time-based restricted share units granted on August 24, 2020, which vest in equal installments on the first, second and third anniversaries of the grant date.
(18)
This amount represents performance-based restricted share units granted on December 9, 2021. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Primo Water achieves maximum payout based on 200% of the “target” ROIC and revenue levels. In connection with Ms. Gutowski’s departure on July 1, 2023, she will forfeit this award.

(19)
This amount represents time-based restricted share units granted on December 9, 2021, the first installment of which vested on December 9, 2022. In connection with Ms. Gutowski’s departure on July 1, 2023, she will forfeit the remaining installments of this award.

(20)
This amount represents time-based restricted share units granted on October 27, 2021, the first installment of which vested on October 27, 2022, and the second installment of which will vest on Ms. Gutowski’s departure on July 1, 2023.

(21)	This amount represents stock options granted on February 19, 2016, which are fully vested.
(22)	This amount represents stock options granted on February 25, 2015 that vested on the last day of our 2017 fiscal year.
(23)	This amount represents stock options granted on February 13, 2014 that vested on the last day of our 2016 fiscal year.
(24)	This amount represents stock options granted on May 2, 2013 that vested on the last day of our 2015 fiscal year.

Option Exercises and Stock Vested In Fiscal 2022
The following table sets forth information with respect to option exercises and stock awards vesting during 2022 for each of our named executive officers.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Thomas J. Harrington	—	—	195,553	3,075,425
Jay Wells	—	—	67,224	1,058,511
Anne Melaragni	—	—	25,047	380,761
Cate Gutowski	—	—	143,372	2,064,215
Marni Morgan Poe	—	—	51,827	816,264
(1)
This amount includes (a) time-based restricted share units granted in 2019, the last installment of which vested on the third anniversary of the grant date, time-based restricted share units granted in 2020, one-third of which vested on the second anniversary of the grant date, and time-based restricted share units granted in 2021, one-third of which vested on the first anniversary of the grant date, and (b) performance-based restricted share units granted in 2019, which vested in February 2023 upon certification by the Compensation Committee that the Adjusted pre-tax income target with respect to such awards was achieved at the 200% level.

(2)
With respect to time-based restricted share units granted in 2019, the value realized on vesting has been calculated by utilizing the closing price of our common shares on the NYSE as of the applicable vesting date (December 9, 2022 ($15.32)). With respect to time-based restricted share units granted in 2020, the value realized on vesting has been calculated by utilizing the last closing price of our common shares on the NYSE as of the applicable vesting dates (August 24, 2022 ($13.97) and December 9, 2022 ($15.32)). With respect to time-based restricted share units granted in 2021, the value realized on vesting has been calculated by utilizing the last closing price of our common shares on the NYSE as of the applicable vesting dates (May 4, 2022 ($14.80), October 27, 2022 ($14.35) and December 9, 2022 ($15.32)). With respect to performance-based restricted share units granted in 2019, the value realized on vesting has been calculated by utilizing the closing price of our common shares on the NYSE as of February 10, 2023 ($15.90), the date the Compensation Committee certified that the targets with respect to such awards were achieved.

Potential Payments Upon Termination or Change of Control
Amended and Restated Equity Plan and 2018 Equity Plan
Under the Equity Plans, in the event of a Change of Control and subject to any limitations imposed by Section 409A of the Internal Revenue Code of 1986, as amended, if applicable to an award, the surviving or successor entity may continue, assume or replace awards outstanding as of the date of the Change of Control. If (1) such awards are continued, assumed, or replaced by the surviving or successor entity, and within two years after the Change of Control a grantee experiences an involuntary termination of employment for reasons other than Cause, or terminates his or her employment for Good Reason, or (2) such awards are not continued, assumed or replaced by the surviving or successor entity, then (i) outstanding options and stock appreciation rights issued to a participant that are not yet fully exercisable will immediately become exercisable in full and will remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable, and (iii) any performance objectives applicable to awards will be deemed to have been satisfied at the “target” level of performance specified in connection with the applicable award. Additionally, the Compensation Committee may terminate some or all of such outstanding awards, in whole or in part, as of the effective time of the Change of Control in exchange for payments to the holders as provided in the Equity Plans.
The Equity Plans define “Change of Control” as (i) the consummation of a consolidation, merger, amalgamation, or other similar corporate reorganization of Primo Water with or into any other corporation whereby the voting shareowners of Primo Water immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation, or any acquisition or similar transaction or series of transactions whereby any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Primo Water, any entity controlled by Primo Water, or any employee benefit plan sponsored by Primo Water or an entity that is controlled by Primo Water), is or becomes, including pursuant to a tender or exchange offer for Primo Water common shares, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Primo Water representing 50% or more of the combined voting power of Primo Water’s then outstanding securities; (ii) the consummation of a sale by Primo Water of all or substantially all of Primo Water’s assets; (iii) the date upon which individuals who, on the effective date of the Amended and Restated Equity Plan constitute Primo Water’s board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the board, provided that any person becoming a director subsequent to the effective date of the Amended and Restated Equity Plan whose appointment, election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the board (either by a specific vote or by approval of the proxy statement of Primo Water in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Primo Water as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board shall be deemed to be an Incumbent Director; or (iv) a proposal by or with respect to Primo Water being made in connection with a liquidation, dissolution or winding-up of Primo Water (the 2018 Equity Plan defines this prong of “Change of Control” as the liquidation, dissolution or winding-up of Primo Water).
The definitions of “Cause” and “Good Reason” in the Equity Plans are substantially similar to the definitions of “Cause” and “Good Reason” in the Severance Plan, as described below, except that the Equity Plans provide that individual employment agreement definitions control, if applicable. If a Change of Control had occurred on December 31, 2022 and either (1) the surviving or successor entity continued, assumed or replaced awards and within two years after the Change of Control, a named executive officer was involuntarily terminated for reasons other than Cause, or terminated his or her employment for Good Reason, or (2) the surviving or successor entity did not continue, assume or replace awards outstanding as of such date, and the Compensation Committee had not in either case elected to terminate some or all of such outstanding awards in exchange for payments to the holders as provided in the Equity Plans, the unvested awards granted to our named executive officers would have vested on an accelerated basis as set forth below:
Equity Plans	Accelerated Vesting ($)(1)
Thomas J. Harrington	9,946,349
Jay Wells	1,837,101
Anne Melaragni	1,380,986
Cate Gutowski	2,829,554
Marni Morgan Poe	3,170,046
(1)
Includes the value, based on the closing price of our common shares on the NYSE as of December 30, 2022 ($15.54), the last business day of our 2022 fiscal year, of common shares issuable pursuant to (i) time-based restricted share units granted in 2020, 2021 and 2022 that had not vested as of December 31, 2022, and (ii) performance-based restricted share units granted in 2020, 2021 and 2022, assuming the performance objectives applicable to such awards were satisfied at the “target” level of performance. Stock options granted in prior years are included in the table above, to the extent the exercise price of such options exceeded the closing price of our common shares on the NYSE as of December 31, 2022.

These amounts are included in the applicable “Accelerated Vesting” column in the tables under the heading “Payments under the Severance Plan” on page 57 of this proxy statement.
In the case of a grantee’s termination without Cause or resignation with Good Reason, the number of restricted share units to be deemed earned by a grantee is equal to the pro rata number of restricted share units that he or she would have earned on the vesting date had he or she been continuously employed through such vesting date, as calculated by reference to the portion of the applicable restriction period or performance period during which the grantee was actually employed. Additionally, unvested options vest as of the later of the date of termination and the one-year anniversary of the effective date of the award and continue to be exercisable for three years following the date of termination.

Assuming the employment of our named executive officers had been terminated on December 31, 2022 by Primo Water without Cause or by the named executive officers for Good Reason, they would have been entitled to the following:
Equity Plans	Equity Awards ($)
Thomas J. Harrington	9,946,349(1)
Jay Wells	1,837,101(1)
Anne Melaragni	517,620(2)
Cate Gutowski	2,289,382(2)
Marni Morgan Poe	2,133,858(2)
(1)
Messrs. Harrington and Wells have each attained age 60 and completed ten continuous years of service with Primo Water, as of December 31, 2022. As a result, they each qualify for continued vesting of unvested awards under our Equity Plans in the event of a termination without Cause, resignation with Good Reason or retirement. As a result, the table above includes the full value of unvested awards that will vest according to their original vesting schedule, using the closing price of our common shares on the NYSE as of December 30, 2022 ($15.54), with the number of common shares issuable pursuant to performance-based restricted share units assuming achievement of the performance goals at “target”.

(2)
Includes the value, based on the closing price of our common shares on the NYSE as of December 30, 2022 ($15.54), the last business day of our 2022 fiscal year, of common shares issuable pursuant to: (i) time-based restricted share units granted in 2020, 2021 and 2022 that had not vested as of December 31, 2022, and (ii) performance-based restricted share units granted in 2020, 2021 and 2022. Because the performance periods for the performance-based restricted share units granted to our named executive officers in 2020, 2021 and 2022 have not yet been completed, the number of common shares issuable pursuant to performance-based restricted share units that such named executive officers would have been entitled to on December 31, 2022 cannot be determined. As a result, this column includes the value of such performance-based restricted share units on a pro rata basis, assuming achievement of the performance goals at “target” and a share value equal to the closing price of our common shares on the NYSE as of December 30, 2022 ($15.54). Stock options granted in prior years are included in the table above, to the extent the exercise price of such options exceeded the closing price of our common shares on the NYSE as of December 31, 2022.

These amounts are included in the applicable “Equity Awards” column in the tables under the heading “Payments under the Severance Plan” on page 57 of this proxy statement.
Severance Plan
We have maintained a severance plan since 2009 in order to attract and retain talented executives. It was last amended and restated in 2020 (as amended and restated, the “Severance Plan”). As of December 31, 2022, each of our named executive officers participated in the Severance Plan.
The triggering events for any severance payments under the Severance Plan are designed to discourage executive officers from voluntarily terminating their employment with us in order to accept other employment opportunities. The triggering events also provide assurances to the executive officers that they will be compensated if terminated by us without Cause. The Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance entitlements to which they may have been entitled.
The Compensation Committee determines which employees participate in the Severance Plan. Each participant is assigned to one of three groups, which correspond to severance multiples as follows: Level 1 Employees—2 times; Level 2 Employees—1.25 times; Level 3 Employees—1 times. Mr. Harrington is a Level 1 employee; Mr. Wells and Mses. Gutowski, Melaragni and Poe are Level 2 employees.
The Severance Plan defines “Cause” to mean:
(i)
the willful failure of the participant to properly carry out the participant’s duties and responsibilities or to adhere to Primo Water’s policies after written notice by Primo Water of the failure to do so, and such failure remaining uncorrected following an opportunity for the participant to correct the failure within ten days of the receipt of such notice;

(ii)
theft, fraud, dishonesty or misappropriation by the participant, or the gross negligence or willful misconduct by the participant, involving the property, business or affairs of Primo Water, or in the carrying out of the participant’s duties, including, without limitation, any breach by the participant of the representations, warranties and covenants contained in the participant’s employment agreement. if applicable, or Article 7 of the Severance Plan;

(iii)	the participant’s conviction of or plea of guilty to a criminal offense that involves fraud, dishonesty, theft or violence;
(iv)	the participant’s breach of a fiduciary duty owed to Primo Water; or
(v)	the participant’s refusal to follow the lawful written reasonable and good faith direction of the Board.
The Severance Plan defines “Good Reason” to include any of the following:
(i)	a material diminution in the participant’s title or duties or assignment to the participant of materially inconsistent duties;
(ii)
a reduction in the participant’s then current annual base salary or target bonus opportunity as a percentage of annual base salary, unless such reduction in target bonus opportunity is made applicable to all participants serving in substantially the same capacity as the participant;

(iii)
relocation of the participant’s principal place of employment to a location that is more than 50 miles away from the participant’s principal place of employment on the date upon which the participant became a participant, unless such relocation is effected at the request of the participant or with the participant’s approval;

(iv)
a material breach by Primo Water of any provisions of the Severance Plan, or any employment agreement to which the participant and Primo Water are parties, after written notice by the participant of the breach and such failure remaining uncorrected following an opportunity for Primo Water to correct such failure within ten days of the receipt of such notice; or

(v)
the failure of Primo Water to obtain the assumption in writing of its obligation to perform the Severance Plan by any successor to all or substantially all of the business or assets of Primo Water within fifteen days after a merger, consolidation, sale or similar transaction.

If a participant’s employment is terminated by us without Cause or by the participant for Good Reason, he or she will receive a cash payment of an amount equal to the participant’s total annual base salary and target bonus multiplied by his or her severance multiple. The terminated participant would also be paid accrued salary and vacation through the date of termination, less applicable withholdings, and a pro-rata payment of the participant’s annual bonus based on actual performance for the year of termination. In addition, the terminated participant would receive accelerated vesting of rights to the extent provided in our equity incentive plans, would continue to receive benefits under our benefit plans for the number of years equal to the severance multiple where we may do so legally and in accordance with the applicable benefit plans in effect from time to time (up to a maximum of 18 months), and would receive up to $15,000 of outplacement assistance.
Payments to all participants under the Severance Plan subject to excise tax are cut back to an amount that will result in no portion of the payments being subject to the excise tax.
Participants whose employment terminates for Cause, or by voluntary resignation (other than for Good Reason), death, or disability are not entitled to benefits under the Severance Plan.
Participants in the Severance Plan agree to non-competition and non-solicitation provisions that continue beyond termination for the number of years equal to the applicable severance multiple, regardless of the cause of termination. Participants agree to execute a general release of claims against us in return for payments under the Severance Plan, and the Severance Plan supersedes applicable provisions of each participant’s prior employment agreement.
Payments under the Severance Plan
As of December 31, 2022, each of our named executive officers participated in the Severance Plan. Under the Severance Plan, if their employment is terminated by Primo Water without Cause or by the executive for Good Reason, the executive would receive a cash payment equal to the sum of his or her annual base salary and target bonus times a severance multiple.

Assuming his or her employment had been terminated on December 31, 2022 by Primo Water without Cause or by the executive for Good Reason, the applicable named executive officers would have been entitled to the following:
	Cash Severance ($)	Non-Equity Incentive Plan Payment ($)	Medical Continuation ($)	Equity Awards ($)	Total ($)
Thomas J. Harrington	4,095,000	1,072,500	23,082	9,946,349	15,136,931
Jay Wells	1,334,375	457,500	23,208	1,837,101	3,652,184
Anne Melaragni	962,500	330,000	23,208	517,620	1,833,328
Cate Gutowski	1,312,500	450,000	23,208	2,289,382	4,075,090
Marni Morgan Poe	1,039,063	356,250	23,208	2,133,858	3,552,379
Assuming his or her employment had been terminated in connection with a Change of Control on December 31, 2022, the applicable named executive officers would have been entitled to the following:
	Cash Severance ($)	Non-Equity Incentive Plan Payment ($)	Medical Continuation ($)	Accelerated Vesting ($)	Total ($)
Thomas J. Harrington	4,095,000	1,072,500	23,082	9,946,349	15,136,931
Jay Wells	1,334,375	457,500	23,208	1,837,101	3,652,184
Anne Melaragni	962,500	330,000	23,208	1,380,986	2,696,694
Cate Gutowski	1,312,500	450,000	23,208	2,829,554	4,615,262
Marni Morgan Poe	1,039,063	356,250	23,208	3,170,046	4,588,567
Termination by Primo Water for Cause; Resignation by the Executive Officer other than for Good Reason
We are not obligated to make any cash payment or benefit to any of our executive officers if the executive officer’s employment is terminated by us for Cause or if the executive officer resigns for other than Good Reason (each as defined in applicable employment or severance arrangements), other than the payment of unpaid salary and accrued and unused vacation pay.
Death or Disability
Upon an executive officer’s death or disability, we pay accrued salary and a prorated target bonus to the executive officer or the executive officer’s estate. Upon an executive officer’s death, a pro rata portion of any restricted shares, restricted share units, performance shares or performance units granted to such executive officer under the Equity Plans vest and are paid, in the case of performance shares or units, upon certification by the Compensation Committee of the achievement of the results for the applicable performance period, and in the case of restricted shares or restricted share units, following the executive officer’s death. We provide life insurance, short-term disability, and long-term care benefits to our executive officers. Amounts in respect of such benefits are disclosed in the Summary Compensation Table on page 50 of this proxy statement.
Retirement
In the case of a grantee’s retirement (defined in the Equity Plans as having attained age 60, and completed ten continuous years of service with Primo Water), the executive’s outstanding options that have not vested prior to the date of retirement will vest on the original vesting date(s) and thereafter will continue to be exercisable until the third anniversary of the date of retirement. Restricted shares, restricted share units, performance shares and performance units held by a retired grantee will continue to vest according to their original schedule, subject to acceleration provisions and the satisfaction of performance objectives, as applicable. Mr. Wells qualifies for such treatment, and as a result, his outstanding unvested awards will continue to vest on their applicable vesting dates.

CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of Mr. Harrington, our Chief Executive Officer, to the annual total compensation of our median associate. The 2022 annual total compensation of Mr. Harrington was $5,889,707, the 2022 annual total compensation of our median compensated associate was $50,771, and the ratio of these amounts is 116 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described below.
Methodology for Determining Our Median Associate
As permitted by the SEC rules, we used the same median employee as in 2020 and in 2021, as there were no significant changes to our median employee’s status, our employee population or our compensation programs in 2021 or in 2022. The methodology and the material assumptions and estimates we used to determine the median employee in 2020 were as follows.
Determination Date and Associate Population Used to Identify the Median Associate
We determined that, as of October 31, 2020, the date we selected to identify the median associate, our associate population consisted of approximately 8,800 associates working for Primo Water (after reflecting the sale of our S&D Coffee and Tea business and the acquisition of Legacy Primo) and its consolidated subsidiaries. No associates were excluded under the de minimis or data privacy exemptions under the rule.
Compensation Measure Used to Identify the Median Associate
To identify the median associate, we used base salary/wages and overtime pay, plus actual annual cash incentive compensation (annual bonus) paid through October 31, 2020 as the compensation measure. In addition, we annualized the compensation of all associates over the full calendar year and the compensation of new hires in 2020 as if they were hired at the beginning of the fiscal year. We did not make any cost-of-living adjustments.
Annual Total Compensation of Median Associate
In order to determine the annual total compensation of the median associate, we identified and calculated the elements of that associate’s compensation for 2022 in accordance with SEC requirements, resulting in annual total compensation in the amount of $50,771.
Annual Total Compensation of Chief Executive Officer
With respect to the annual total compensation of our Chief Executive Officer, we included the amount reported for Mr. Harrington in the “Total” column for 2022 in the Summary Compensation Table included in this proxy statement.

Pay vs. Performance
In accordance with Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between compensation of our Chief Executive Officer (“CEO”) and named executive officers (“NEOs”) and certain financial performance measures of Primo Water. For further information on Primo Water’s pay-for-performance philosophy and how executive compensation aligns with the Company’s performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.
Pay vs. Performance Table
					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (millions)(7)	Bonus-Adjusted EBITDA (millions)(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$5,889,707	$4,828,690	$1,417,865	$1,039,138	$121.50	$140.50	$29.6	$431.9
2021	$5,332,744	$7,696,386	$2,690,759	$3,394,000	$135.20	$153.94	-$3.20	$374.7
2020	$6,999,545	$5,874,930	$2,010,274	$1,924,436	$118.58	$128.45	-$131.70	$360.0
(1)
The dollar amounts reported in column (b) reflect the total compensation reported for Mr. Harrington, our CEO during the covered years, in the “Total” column in the “Summary Compensation Table” for each corresponding year.

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Harrington, by applying the following adjustments to Mr. Harrington’s total compensation for each year, as computed in accordance with Item 402(v). The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Harrington during the applicable year.

Year	Reported Summary Compensation Table Total for CEO	Less: Reported Value of Equity Awards to CEO(a)	Add: Equity Award Adjustments to CEO (b),(c)	Compensation Actually Paid to CEO
2022	$5,889,707	$4,000,000	$2,938,983	$4,828,690
2021	$5,332,744	$3,500,000	$5,863,642	$7,696,386
2020	$6,999,545	$5,426,981	$4,302,366	$5,874,930
(a)	The amounts in this column reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option/SAR Awards” columns in the Summary Compensation Table for the applicable year.
(b)	The amounts deducted or added in calculating the total equity award adjustments are as follows:
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$4,084,083	($708,578)	($650,162)	$213,639	$2,938,983
2021	$3,619,051	$292,642	$1,844,792	$107,157	$5,863,642
2020	$2,899,519	$624,422	$706,574	$71,851	$4,302,366
(c)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date for each award that vested in a covered year, during the years displayed in the table above. For options, the fair values as of each measurement date were determined using a binomial lattice model, which considers the circumstances of the grant at the measurement date, with assumptions and methodologies regarding volatility, dividend yield, and risk-free rates that are generally consistent with those used to estimate fair value at grant under U.S. GAAP. The range of estimates used in the fair value calculations are as follows: (i) for 2022, remaining option contractual life between 7.0 years – 8.0 years, volatility of 35%, dividend yield between 1.8%-1.9%, and risk-free rate between 3.1%-3.9%; (ii) for 2021, remaining option contractual life between 7.0 years – 9.0 years, volatility between 33%-36%, dividend yield of 1.4%, and risk-free rate between 1.2%-1.5%; (iii) for 2020, remaining option contractual life between 3.0 years – 9.9 years, volatility between 29%-35%, dividend yield between 1.5%-2.7%, and risk-free rate between 0.5%-1.1%. For performance-based awards, the fair values reflect the probable outcome of the performance vesting conditions as of each measurement date.

(3)
The dollar amounts reported in column (d) represent the average of the total compensation reported for the NEOs (excluding Mr. Harrington) in the “Total” column of the Summary Compensation Table for each corresponding year. The NEOs (excluding Mr. Harrington) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022 and 2021, Mr. Wells, Ms. Morgan Poe, Ms. Gutowski, and Ms. Melaragni; and (ii) for 2020, Mr. Wells, Ms. Morgan Poe, Ron Hinson, David Muscato, and Jamie Jamieson.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Harrington), by applying the following adjustments to each NEO’s total compensation for each year, as computed in accordance with Item 402(v). The dollar amounts do not reflect the actual amount of compensation earned by or paid to each NEO during the applicable year.

Year	Average Reported Summary Compensation Table Total for Non-CEO NEOs	Less: Average Reported Value of Equity Awards for Non- CEO NEOs	Add: Average Equity Award Adjustments for Non-CEO NEOs(a)	Average Compensation Actually Paid to Non-CEO NEOs
2022	$1,417,865	$356,250	($22,477)	$1,039,138
2021	$2,690,759	$1,925,000	$2,628,241	$3,394,000
2020	$2,010,274	$1,083,060	$997,222	$1,924,436
(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$368,158	($242,524)	$0	($199,945)	$51,833	($22,477)
2021	$2,084,783	$48,829	$159,070	$312,561	$22,998	$2,628,241
2020	$512,235	$93,935	$0	$369,842	$21,210	$997,222
(5)	The amounts in column (f) show changes over our past three fiscal years in the value of $100 (assuming reinvestment of dividends) invested in Primo Water’s common shares traded on the NYSE.
(6)
The amounts in column (g) show changes over our past three fiscal years in the value of $100 (assuming reinvestment of dividends), invested in a market-capitalization weighted index of our peer group, which consists of publicly-traded companies used to determine target compensation for each fiscal year. The peer group for 2022 is comprised of ADT Inc., A. O. Smith Corporation, The Brink’s Company, Chemed Corp., Cintas Corporation, Evoqua Water Technologies Corp, Franklin Electric Co., Inc., IDEX Corporation, Mueller Water Products, Inc., Pentair plc, Rollins, Inc., Regal Rexnord Corporation, Stericycle Inc., Terminix, Tetra Tech, Inc., UniFirst Corp., Watts Water Technologies, and Xylem Inc. The peer group for 2021 also includes Windstream Holdings, Inc. The peer group for 2020 excludes ADT Inc., Franklin Electric Co. Inc,, and Mueller Water Products, Inc. and includes AquaVenture Holdings Limited, Farmer Bros. Co., Frontier Communications Corporation.

(7)	The dollar amounts reported represent the net income reflected in Primo Water’s audited financial statements for the applicable year.
(8)
“Bonus-Adjusted EBITDA” is GAAP earnings before interest, taxes, depreciation, and amortization, adjusted to exclude the impact of certain items as approved by the Compensation Committee, as more particularly set forth on Appendix E. While we use numerous financial and non-financial performance measures to evaluate performance under our compensation programs, Bonus-Adjusted EBITDA is the financial performance measure that, in Primo Water’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to NEOs, for the most recently completed fiscal year, to Company performance.

Pay vs. Performance Table Discussion and Analysis
In accordance with Item 402(v) requirements, we are providing the following charts to describe the relationships between information presented in the Pay vs. Performance table.
Relationship Between Compensation Actually Paid (CAP) for CEO and NEOs (Average) vs. Cumulative Total Shareholder Return (TSR) of Company and the Peer Group
The following chart shows the relationship between Compensation Actually Paid to our CEO and Average Compensation Actually Paid to our Other NEOs, and Primo Water’s TSR, as well as the relationship between Primo Water’s TSR and the TSR of our peer group. As shown in the chart, the value of Compensation Actually Paid is aligned with the movement of our TSR over the last three fiscal years. Similarly, the fluctuation in Primo Water’s TSR is correlated with the fluctuation in the TSR of our peer group.

CAP vs. TSR
$153.94
$140.50
$128.45
$135.20
$118.58
$121.50
$7.7M
$5.9M
$4.8M
$3.4M
$1.9M
$1.0M
2020
2021
2022
Compensation Actually Paid (CEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Company TSR
Peer Group TSR

Relationship Between Compensation Actually Paid for CEO and NEOs (Average) vs. Net Income
The following chart shows the relationship between Compensation Actually Paid to our CEO and Average Compensation Actually Paid to our Other NEOs, and Primo Water’s Net Income. As discussed in more detail in our Compensation Discussion & Analysis, Net Income is not currently utilized directly in setting executive pay. As such, we believe that its relationship to Compensation Actually Paid and Primo Water’s performance is less illustrative than other metrics that factor more directly into our executive compensation program, including Bonus-Adjusted EBITDA.

CAP vs. Net Income
$29.6M
-$3.2M
-$131.7M
$7.7M
$5.9M
$4.8M
$3.4M
$1.9M
$1.0M
2020
2021
2022
Compensation Actually Paid (CEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Net Income (millions)

Relationship Between Compensation Actually Paid for CEO and NEOs (Average) vs. Bonus-Adjusted EBITDA
The following chart shows the relationship between Compensation Actually Paid to our CEO(s) and Average Compensation Actually Paid to our other NEOs, and Primo Water’s Bonus-Adjusted EBITDA. As shown in the chart, from 2020 to 2021, Compensation Actually Paid is aligned with our Bonus-Adjusted EBITDA, as both increased. From 2021 to 2022, Bonus-Adjusted EBITDA increased again, but Compensation Actually Paid decreased, due primarily to a decline in the value of the equity award adjustment over such period (driven by a decrease in our common share price from 2021 to 2022), indicating that the relationship between the movement in price of our common shares is not always correlated to the movement in our Bonus-Adjusted EBITDA.

CAP vs. Bonus-Adjusted EBITDA
$360.0M
$374.7M
$431.9M
$5.9M
$1.9M
$7.7M
$3.4M
$4.8M
$1.0M
2020
2021
2022
Compensation Actually Paid (CEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Bonus-Adjusted EBITDA (millions)

Most Important Company Performance Measures for Determining Executive Compensation
The most important financial performance measures used by Primo Water to link executive compensation to Company performance during fiscal year 2022 were:
•	Bonus-Adjusted EBITDA
•	Bonus-Adjusted Operating Free Cash Flow
•	Bonus-Adjusted Revenue
•	Adjusted Pre-Tax Income

THE HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT
The Compensation Committee has submitted the following report for inclusion in this proxy statement:
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Primo Water’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC and with all applicable Canadian securities authorities.
The foregoing report is provided by the following directors, who constitute the Compensation Committee:
STEPHEN H. HALPERIN, CHAIR
ARCHANA SINGH
STEVEN P. STANBROOK

February 21, 2023

EQUITY COMPENSATION PLAN INFORMATION
Set out below is information about the Equity Plans. The Equity Plans generally require us to issue shares that would be dilutive to our shareowners.
Plan	Number of Common Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders(1)	6,824,356 (2)	US$14.52 (3)	2,716,050 (4)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	6,824,356 (2)	US$14.52 (3)	2,716,050 (4)
(1)
Equity compensation plans approved by security holders include the Amended and Restated Equity Plan, which was approved on April 30, 2013, and amended on February 18, 2015, May 3, 2016, March 13, 2020 and August 4, 2020, and the 2018 Equity Plan, which was approved on May 1, 2018 and amended on March 13, 2020, August 4, 2020 and February 22, 2023.

(2)
Represents 849,271 shares pursuant to time-based restricted share units, 1,451,076 shares pursuant to performance-based restricted share units, and 4,524,009 shares pursuant to stock options granted (and not exercised, forfeited or cancelled, as applicable) under the Equity Plans. If any of the shares to be issued pursuant to time-based restricted share units, performance-based restricted share units, or stock options are forfeited, expired, or are cancelled or settled without the issuance of shares, they will return to the pool of shares available for issuance under the Equity Plans. As of March 14, 2023, there were 6,259,222 shares to be issued upon the vesting or exercise of outstanding time-based restricted share units, performance-based restricted share units and stock options under the Equity Plans.

(3)	Represents the weighted-average exercise price of stock options granted under the Equity Plans.
(4)
Represents the number of shares available for future issuance under the Equity Plans. Based on the share counting methodology provided for in the Equity Plans, shares issued under each of the Equity Plans, respectively, will be applied to reduce the maximum number of shares remaining available for issuance under each of the Equity Plans, respectively; provided that the total number of shares available for issuance will be reduced 2.0 shares for each share issued pursuant to “full value” awards made after April 30, 2013 or May 1, 2018 for the Amended and Restated Equity Plan and the 2018 Equity Plan, respectively. “Full value” awards include any awards other than options or stock appreciation rights. “Full value” awards that lapse or are forfeited are returned to the pool at the same 2.0 multiple at which they were debited. As of December 31, 2022, there were 4,808,690 full value awards that were issued after April 30, 2013 under the Equity Plans, which reduce the shares available for future issuance under the Equity Plans by 9,617,380. As of March 14, 2023, approximately 367,214 shares remained available for issuance under the Amended and Restated Equity Plan and 2,230,664 shares remained available for issuance under the 2018 Equity Plan.

The Equity Plans are administered by the Compensation Committee or any other Board committee as may be designated by the Board from time to time. The Equity Plans provide the Compensation Committee flexibility to design compensatory awards that are responsive to Primo Water’s needs. Subject to the terms of the Equity Plans and applicable statutory and regulatory requirements, the Compensation Committee has the discretion to determine the persons to whom awards will be granted under the plan, the nature and extent of such awards, the times when awards will be granted, the duration of each award, and the restrictions and other conditions to which payment or vesting of awards may be subject.
The burn rate for our Equity Plans for the past three fiscal years for 2020, 2021 and 2022 was 2.3%, 1.8% and 1.3% respectively. Burn rate was calculated in accordance with applicable TSX guidance by dividing (1) the number of securities granted under the Amended and Restated Equity Plan for the applicable fiscal year (counting “full-value” awards at a 2 to 1 ratio and reflecting the actual payout percentage on the performance-based restricted share units) by (2) the weighted average securities outstanding for such fiscal year.

DIRECTORS’ AND OFFICERS’ INSURANCE
We provide insurance for the benefit of our directors and officers against certain liabilities that may be incurred by them in their capacity as directors and officers, as specified in the policy. We are reimbursed for amounts paid to indemnify directors and officers, subject to a deductible, which is our responsibility. There is no applicable deductible if we are unable to indemnify. In 2022, such policy provided for US$85,000,000 in aggregate coverage, with an annual premium of US$1,190,512, and deductibles ranging from nil to US$2,500,000, depending on the type of claim being made. The policy does not specify that a part of the premium is paid in respect of either directors as a group or officers as a group and directors and officers do not pay any portion of the premiums.
Under the terms of our by-laws and agreements with our directors and officers, we indemnify our directors and officers against certain liabilities incurred by them in their capacity as directors and officers to the extent permitted by law.

CORPORATE GOVERNANCE
Board and Management Roles
The Board has explicitly assumed responsibility for the stewardship of Primo Water, including:
•	adopting a strategic planning process;
•	identifying the principal risks for Primo Water and implementing appropriate risk management systems;
•	succession planning and monitoring of senior management;
•	ensuring that we have in place a communications policy to enable us to communicate effectively and in a timely manner with our shareowners, other stakeholders and the public generally; and
•	maintaining the integrity of our internal control and management information systems.
All decisions materially affecting Primo Water, our business and operations, including long-term strategic and operational planning, must be approved by the Board prior to implementation. Management develops and prioritizes strategic plans on an annual basis. Management then reviews these strategic plans with the Board during an annual Board strategy meeting, along with industry dynamics, Primo Water’s challenges, and legal, regulatory and governance developments, among other factors. At the conclusion of this annual strategy meeting, the Board approves Primo Water’s strategic plan. Additionally, the Board reviews and approves the annual budget under the existing strategy. Management provides the Board with comprehensive updates throughout the year regarding the implementation and results of Primo Water’s strategic plans, which facilitate the Board’s assessment of Primo Water’s performance against its stated business objectives. This process allows the Board to understand and impact Primo Water’s strategic plans, including plans related to return of capital to shareowners, mergers and acquisitions, competitive challenges and changing marketplace conditions. As a result, the Board has substantial oversight of the development and implementation of Primo Water’s strategic plans and the Board is able to effectively monitor Primo Water’s progress with respect to the strategic goals and objectives.
To assist in discharging its responsibilities effectively, the Board has established three committees: the Audit Committee, the ESG and Nominating Committee and the Compensation Committee. The roles of the committees as part of our governance process are outlined below, and their charters may be viewed on our website at www.primowatercorp.com. Each committee has the authority to retain its own legal, accounting or other advisors.
Allocation of Responsibility between the Board and Management
The Board has adopted a written mandate, the text of which is set out in Appendix C. The business and affairs of Primo Water are managed by or under the supervision of the Board in accordance with all applicable laws and regulatory requirements. The Board is responsible for providing direction and oversight, approving our strategic direction and overseeing the performance of our business and management. Management is responsible for presenting strategic plans to the Board for review and approval and for implementing our strategic direction. The Board has approved a job description for the Chief Executive Officer, which specifically outlines the responsibilities of this position. One of these responsibilities is to prepare, on behalf of management, a written statement of management’s objectives, plans and standards of performance. This report is reviewed and approved annually by both the Compensation Committee and the entire Board. Additionally, we have established a lead independent director role and position descriptions for the chairman of the Board and for each committee chair.
Board Oversight of Risk
Pursuant to the written mandate, management is responsible for day-to-day risk management and is responsible for implementing the risk management strategy for Primo Water. Risk oversight is a responsibility of the full Board that is administered by the Audit Committee pursuant to the Audit Committee Charter. The Audit Committee:
•	oversees Primo Water’s Enterprise Risk Management (“ERM”) program and requests reports from management on its monitoring and mitigation of risks;
•	discusses with management the relationship between Primo Water’s risk appetite and business strategies; and
•	reviews major financial risk exposures and oversees the guidelines and policies used to govern the ERM program.

Other Board committees also play the following roles in risk oversight:
•	The Audit Committee oversees the ERM program guidelines and policies, and considers Primo Water’s major financial risk exposures as well as risks associated with financial reporting and fraud.
•	The Compensation Committee considers executive officer succession planning as well as major compensation-related risks when reviewing our compensation strategy, plans and programs.
•	The ESG and Nominating Committee considers our Board’s succession planning and our corporate governance matters.
Management is responsible for supporting and coordinating management’s ERM process and activities; documenting risk assessments using a consistent approach; identifying and validating controls to mitigate risk; and reporting on results of risk evaluations.
Management provides regular presentations and updates on risk management efforts to the Audit Committee and the Board. In addition, the Board or the Audit Committee may conduct additional risk assessments at any time, and the Board—and each of its committees—is empowered to engage outside advisors to assist in performing its risk oversight duties.
In 2022, the Board and Audit Committee paid particular attention to risks related to global and regional events and their impact on supply, as well as the impact of inflation on purchasing power and operating expenses.
We believe that the Board’s oversight and involvement in risk assessment provides effective oversight of Primo Water’s enterprise risks.
Oversight of Cybersecurity
Protecting the security of our systems and networks has long been and will continue to be a priority at Primo Water. The Audit Committee (which is comprised of members who are independent for purposes of the rules of the SEC, NYSE and NI 58-101) has primary responsibility for overseeing Primo Water’s risk management program relating to cybersecurity.
To more effectively address the cybersecurity threats posed today, Primo Water has a dedicated Chief Information Security Officer whose team is responsible for leading enterprise-wide information security strategy, policy, standards, architecture and processes. Primo Water’s comprehensive information security program includes, among other aspects, vulnerability management, antivirus and malware protection, encryption and access control, and employee training (annually for all employees and additional training for certain roles and functions). The Chief Information Security Officer leads an annual review and discussion with the full Board dedicated to Primo Water’s cyber risks, threats, and protections and provides updates throughout the year, as warranted. The Chief Information Security Officer also provides regular updates to the Audit Committee on cybersecurity matters.
Board’s Expectations of Management
The Board expects management to:
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produce timely, complete and accurate information on our operations and business and on any other specific matter that may, in management’s opinion, have material consequences for us, our shareowners and other stakeholders;

•
act on a timely basis and make appropriate decisions with regard to our operations, in accordance with all the relevant requirements and obligations and in compliance with our policies, with a view to increasing shareowner value;

•	apply a rigorous budget process and closely monitor our financial performance in terms of the annual budget approved by the Board;
•	develop and implement a strategic plan in light of trends in the market; and
•	promote high ethical standards and practices in conducting our business.
Board Leadership
Our Board is currently composed of 11 directors, nine of whom are independent. Mr. Fowden is the Chairman of our Board. Mr. Rosenfeld serves as our Lead Independent Director. As of the Record Date, the only director nominees of the Board for director who are not independent are Mr. Harrington and Mr. Fowden (the Board has determined Mr. Fowden will be considered independent as of March 29, 2023). See “Certain Relationships and Related Transactions” on page 33 of this proxy statement for further discussion of the Board’s determinations as to independence.
Historically, Primo Water has separated the roles of Chairman of the Board and Chief Executive Officer. The Chairman is not an independent director and will not be considered independent until March 29, 2023. Similarly, the Chief Executive Officer is not independent. As a result, Primo Water anticipates continuing to utilize the Lead Independent Director in an enhanced capacity. The Board feels that separating the role of Chairman and Chief Executive Officer, together with maintaining a Lead Independent Director, reflects good governance procedures and is in the best interests of shareowners at this time. Mr. Rosenfeld, who has served as our Lead Independent Director since 2008, will continue in that role. Our Lead Independent Director presides at executive sessions of the independent directors to ensure free and open discussion and communication among directors. This structure ensures that independent directors play a greater role in the oversight of Primo Water and actively participate in establishing priorities and procedures for the work of the Board. The Board believes that its leadership structure has not been affected by the Board’s administration of the risk oversight function.
For each regular Board meeting and most special meetings, the Chairman establishes the agenda. Each member of the Board participates in setting the agenda and may also raise at any meeting subjects that are not on the agenda for that meeting.
Shareowner Communications
We seek to maintain a transparent and accessible exchange of information with all of our shareowners and other stakeholders with regard to our business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to our timely and continuous disclosure obligations under applicable law, we regularly distribute information to our shareowners and the investment community through conferences, webcasts made available to the public and press releases. Shareowners and other interested parties are invited to communicate with one or more of our directors, including the Chairman, the Lead Independent Director or with our non-management directors as a group, by sending a letter to the attention of the directors, or any one of them, c/o Primo Water Corporation, 1150 Assembly Drive, Suite 800, Tampa, Florida 33607 or by sending an e-mail to Primoboard@primowater.com. The letter or e-mail should indicate that you are a Primo Water shareowner or your other interest in Primo Water. Unless the letter or e-mail contains unsolicited advertising material, it will be forwarded to the director or directors to whom it is addressed (or, if it is not directed toward a specific director, to our Chairman).
Composition of the Board
Our articles of continuance permit a minimum of 3 and a maximum of 15 directors. The Board is currently composed of 11 directors.
All of our directors in office at the time of our 2022 annual meeting attended virtually.
Directors are elected on an individual basis for a term of one year.
Board Refreshment
The Board does not currently impose, nor does it believe that it should establish, term limits on its directors, as such limits may cause the loss of experience and expertise important to the optimal operation of the Board. The annual self-evaluation and Board assessment process referred to below under “Board Evaluation” will be an important determinant for Board tenure. The Board has adopted a mandatory retirement policy for directors, which provides that no director may stand for election or re-election to the Board after the director has reached the age of 73. A director that turns 73 during his or her term, however, may serve out the remainder of that term. As a result of this policy, Mr. Halperin will serve out the remainder of his current term, which will conclude immediately prior to the meeting, and will not stand for re-election. None of the Board’s nominees identified above will reach the age of 73 prior to the date of the 2024 annual meeting.
Diversity
We are proud to be an equal opportunity and affirmative action employer. It is our goal to have a work force that reasonably reflects the diversity of qualified talent that is available in relevant labor markets. We seek to recruit, develop and retain the most talented people from a diverse candidate pool.

As described in our Code of Business Conduct and Ethics, we base employment decisions, including selection, development and compensation decisions, on an individual’s qualifications, skills and performance.
We do not base these decisions on personal characteristics or status, such as race, color, sex, pregnancy, national origin, citizenship, religion, age, disability, veteran status, sexual orientation, gender identity, marital status, and/or genetic information. We are fully committed to equal employment opportunity and compliance with the letter and spirit of the full range of fair employment practices and non-discrimination laws in the countries in which we do business.
Recommendations concerning director nominees are, foremost, based on merit and performance. Diversity, including representation of women, visible minorities, indigenous people and people with disabilities, is taken into consideration, as it is beneficial that a diversity of backgrounds, views and experiences be present at the Board and management levels. In its evaluation of a potential member of the Board, the ESG and Nominating Committee will give consideration to (i) what skills and competencies the Board should possess, (ii) what skills and competencies each director currently possesses and (iii) what skills and competencies the potential nominee will bring. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. The Board, taking into consideration the recommendations of the ESG and Nominating Committee, is responsible for selecting the nominees for election to the Board, for appointing directors to fill vacancies, and determining whether a nominee or appointee is independent.
The Board is mindful of the benefit of diversity on the Board and management of Primo Water and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities. Accordingly, the Board has in place a diversity policy, the purpose of which is to outline how Primo Water approaches diversity, particularly when identifying individuals to serve as members of the Board or senior management. Pursuant to the policy, Primo Water, the ESG and Nominating Committee and the Board will consider diversity, including the level of representation of women, visible minorities, indigenous people and people with disabilities, in the identification and nomination of directors and in the hiring of senior management. The policy does not contain a specific target regarding diverse directors or senior management, as the Board does not believe that targets or quotas will necessarily result in the identification or selection of the best director and senior management candidates. The policy requires Primo Water to advise any third parties engaged by Primo Water to assist in identifying possible members of the Board or senior management of Primo Water’s recognition of the potential benefits of diversity. Similarly, the ESG and Nominating Committee charter requires the ESG and Nominating Committee to instruct any search firm engaged to identify potential candidates for directorship to seek to include diverse candidates in terms of race, gender, geography, thought, viewpoints, backgrounds, skills, experience and expertise.
The Board (or a committee of the Board) will annually review the policy and assess its implementation and effectiveness in connection with the composition of the Board and senior management. Primo Water annually reports in its proxy statement on the process it has used in relation to Board appointments and senior management hires.
The below chart illustrates the diversity of the Board and executive officers:
	Diversity Matrix (As of March 14, 2023)
	Directors(1)		Executive Officers(2)
	Female	Male	Female	Male
Gender Identity	3	8	3	4
Demographic Background	—	—	—	—
Asian (Indian)	1	—	—	—
Hispanic or Latinx	—	—	1	—
White	2	8	2	4
(1)	Includes eleven directors; following the retirement of Mr. Halperin at the meeting, 30% of the Board will consist of females.
(2)	Includes seven executive officers; 43% of the executive officers consist of females.
Independence of the Board
The only director nominees of the Board who are not independent are Mr. Harrington, our Chief Executive Officer, and Mr. Fowden, our Chairman of the Board and former Chief Executive Officer and Executive Chairman of the Board (the Board has determined Mr. Fowden will be considered independent as of March 29, 2023). See

“Certain Relationships and Related Transactions” on page 33 of this proxy statement for further discussion of the Board’s determinations as to independence. Mr. Rosenfeld serves as our Lead Independent Director.
The independent directors meet separately as part of each regularly scheduled meeting of the Board. In 2022, the independent directors held six such meetings. In addition, directors who have a material interest in a transaction or agreement are required to disclose the interest to the Board and to refrain from voting on the matter, and they do not participate in discussions relating to the transaction or agreement.
Each of the Compensation Committee, the ESG and Nominating Committee and the Audit Committee is comprised entirely of independent directors. The Board oversees the establishment and function of all committees, the appointment of committee members and their conduct. The Board has considered the independence of each of its members for purposes of the rules of the NYSE and, where applicable, NI 58-101. See “Certain Relationships and Related Transactions” on page 33 of this proxy statement.
Board Committees
The Board has the following standing committees: ESG and Nominating Committee, Audit Committee and Compensation Committee. The charters of these committees are available on our website, www.primowatercorp.com. From time to time, the Board may form additional committees in its discretion.
ESG and Nominating Committee
Members: Eric Rosenfeld (Chair), Stephen H. Halperin, Britta Bomhard
The Board has determined that each member of the ESG and Nominating Committee is independent within the meaning of the rules of the NYSE and NI 58-101. The ESG and Nominating Committee is responsible for developing and monitoring our approach to corporate governance issues in general. Specifically, the ESG and Nominating Committee is responsible for:
•
reviewing and assessing Primo Water’s strategy, initiatives and policies relating to environmental, social and governance matters that are significant to Primo Water and receiving updates with respect thereto from management;

•	developing and maintaining a set of corporate governance principles applicable to Primo Water and monitoring, on behalf of the Board, Primo Water’s approach to corporate governance issues;
•	reviewing periodically and recommending changes to the governing documents and the mandates of the Board committees;
•
establishing and articulating qualifications, desired background, expertise (including risk assessment skills), diversity considerations, and other selection criteria for the members of the Board or any Board committee;

•
advising the Board regarding the appropriate number of directors, and identifying and recommending the nomination of new members to the Board and its committees from time to time and nominees for each annual meeting of shareowners (and as such functions as a nominating committee);

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in the event that a director’s principal employment responsibilities change (except for internal promotions within his or her organization) and that director volunteers to resign from the Board as required pursuant to the Corporate Governance Guidelines, recommending to the Board whether or not to request such resignation;

•
when a director receives an invitation to serve on the board of directors of another publicly traded company, reviewing and determining whether to approve, with input from Primo Water’s Chairman, Chief Executive Officer and Chief Legal Officer, the proposed directorship in accordance with the Corporate Governance Guidelines;

•	advising the Board with respect to the Board’s leadership structure and the positions held by the members of the Board;
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ensuring that management develops, implements and maintains appropriate orientation and education programs for directors and schedules periodic presentations for directors to ensure the Board is aware of major business trends and industry and corporate governance practices;

•	developing and recommending to the Board for approval an annual self-evaluation process of the Board and its committees (including each member thereof) and management;
•	monitoring the quality of the relationship between management and the Board and recommending any areas for improvement;
•	reporting on corporate governance as required by all applicable public disclosure requirements;
•	reviewing and assessing annually Primo Water’s Corporate Governance Guidelines;
•	reviewing and, as appropriate, recommending modifications to the Code of Business Conduct and Ethics, and pre-approving any request for a waiver of such Code;
•	reviewing all related party transactions, whether or not reportable pursuant to applicable U.S. and Canadian securities laws and regulations;
•	reviewing, on at least an annual basis, the way in which Primo Water’s corporate governance is being evaluated by relevant external organizations and publications;
•	developing and administering a mandatory retirement age policy;
•	being responsible for those matters assigned to it under Primo Water’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers;
•	reviewing and reassessing the adequacy of the ESG and Nominating Committee’s charter annually and recommending any proposed changes to the Board for approval;
•
reviewing and assessing the ESG and Nominating Committee’s own performance on an annual basis and reporting regularly to the Board regarding the results of the ESG and Nominating Committee’s activities; and

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retaining, to the extent it deems necessary or appropriate, outside consultants and other outside advisors to the ESG and Nominating Committee at the expense of Primo Water, including any search firm engaged to identify potential candidates for directorship — and instructing any such search firm to seek to include diverse candidates in terms of race, gender, geography, thought, viewpoints, backgrounds, skills, experience and expertise.

In selecting candidates for the Board, the ESG and Nominating Committee applies a number of criteria, including the following:
•	each director should be an individual of the highest character and integrity;
•	each director should have sufficient experience to enable the director to make a meaningful contribution to the Board and to Primo Water;
•	each director should have sufficient time available to devote to our affairs in order to carry out his or her responsibilities as a director;
•	each person who is nominated as an independent director should meet all of the criteria established for independence under applicable securities or stock exchange laws, rules or regulations; and
•	any agreements to which we are a party relating to a third party’s right to have nominated for election as a director a person or persons of such third party’s choice.
In addition to the factors considered above, the ESG and Nominating Committee also considers how a nominee will contribute to the diversity of the Board, which is measured by a number of factors, including professional background, education, race, gender, and residence (subject to any applicable law or regulation).
The ESG and Nominating Committee considers suggestions as to nominees for directors from any source, including any shareowner. In addition, our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with the requirements of our by-laws will be permitted to nominate directors to the Board unless the “advance notice” requirements of our by-laws are waived by the Board in its sole discretion.
Shareowners wishing to submit a director nomination should write to our Secretary and include the following:
•	the name, age, business address and residential address of the nominee;
•	the principal occupation or employment of the nominee;
•
the class or series and number of shares of Primo Water that are controlled or that are owned beneficially or of record by the nominee as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

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any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the nominee or any of its affiliates and the nominating shareowner, any person acting jointly or in concert with the nominating shareowner or any of their respective affiliates;

•	a completed director questionnaire in the same form that nominees of Primo Water are required to complete; and
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any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act (Ontario) (the “Act” or the “OBCA”) and applicable securities laws.

Such nominating shareowner giving the notice must also include the following:
•	the name and record address of the nominating shareowner;
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the class or series and number of shares of Primo Water that are controlled or that are owned beneficially or of record by the nominating shareowner as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•	any derivatives or other economic or voting interests in Primo Water and any hedges implemented with respect to the nominating shareowners’ interests in Primo Water;
•	any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareowner has a right to vote any shares of Primo Water;
•	whether the nominating shareowner intends to deliver a proxy statement and form of proxy to any shareowners of Primo Water in connection with the election of directors;
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a representation that such nominating shareowner who intends to solicit proxies in support of a nominee will: (A) solicit proxies from shareowners of Primo Water representing at least 67% of the voting power of the shares of Primo Water entitled to vote on the election of directors in compliance with SEC Regulation 14A; (B) include a statement to that effect in its dissident proxy circular and/or form of proxy; (C) otherwise comply with SEC Regulation 14A; (D) no later than five days before the meeting of shareowners (or any adjournment, postponement or rescheduling thereof), provide Primo Water with reasonable documentary evidence (as determined by Primo Water in good faith) that such nominating shareowner has complied with such representations; and

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any other information relating to the nominating shareowner that would be required to be made in a dissident’s proxy statement in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws.

You are advised to review the Amended and Restated Bylaws, which are currently in effect and contain additional requirements about advance notice of director nominations, including additional timing and procedural requirements in respect of the solicitation of proxies in compliance with SEC Regulation 14A.

Management, working with the ESG and Nominating Committee, provides orientations and education programs for new directors to familiarize them with Primo Water and its business. They also meet with Primo Water representatives to review the mandates and roles of the Board and its committees, as well as applicable corporate policies. Directors regularly meet with management to discuss corporate developments and participate in plant tours from time to time. In addition, directors are provided with materials concerning matters to be discussed at an upcoming meeting prior to the meeting.
The ESG and Nominating Committee may from time to time engage outside advisors to assist in identifying and evaluating potential nominees to the Board.
The ESG and Nominating Committee met four times in 2022.
Audit Committee
Members: Susan E. Cates (Chair), Britta Bomhard, Gregory Monahan
The Audit Committee reports directly to the Board. Each member has been determined by the Board to be independent within the meaning of the rules of the NYSE, NI 52-110 and Rule 10A-3 of the Exchange Act.
The Audit Committee, on behalf of the Board, oversees the integrity of our annual and interim consolidated financial statements, compliance with applicable legal and regulatory requirements, significant financial reporting issues, the internal audit function, the annual independent audit of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal auditors and independent auditor and is responsible for satisfying itself that we have implemented appropriate systems of internal controls. The Audit Committee reviews the terms of engagement and proposed overall scope of the annual audit with management and the independent auditor. See “Independent Registered Certified Public Accounting Firm—Audit Committee Report” on page 81 of this proxy statement.
The Audit Committee is also tasked with fulfilling the Board’s oversight role with respect to enterprise risk management.
The Audit Committee operates pursuant to a written charter that was most recently updated in February 2023, the text of which is set out in Appendix D. Each member of the Audit Committee is financially literate. Additionally, the Board has determined that Ms. Cates qualifies as an “audit committee financial expert” as such term is defined in the rules of the SEC. The Audit Committee met five times in 2022.
Human Resources and Compensation Committee
Members: Stephen H. Halperin (Chair), Archana Singh, Steven P. Stanbrook
The Board has determined that each member of the Compensation Committee is independent within the meaning of the rules of the NYSE and NI 58-101. See “Certain Relationships and Related Transactions” on page 33 of this proxy statement. The responsibilities of the Compensation Committee pursuant to the Compensation Committee’s charter include:
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reviewing and discussing with management Primo Water’s key people management strategies and programs, including culture, diversity, and equity and inclusion initiatives, in furtherance of Primo Water’s environmental, social and governance related strategies;

•
recommending to the independent members of the Board the annual compensation of the Chief Executive Officer, including base salary, incentive bonus structure, targets, pay-out levels, long-term incentive awards and perquisites;

•	establishing the annual compensation of the direct reports to the Chief Executive Officer;
•
periodically reviewing with the Board and approving incentive compensation programs and equity-based plans subject to Board approval, including general plan administration such as determining eligibility, and setting targets;

•	reviewing and recommending to the Board the remuneration to be paid to non-employee members of the Board;
•	reviewing annual executive compensation disclosure before such information is publicly disclosed by Primo Water; and

•	evaluating whether and to what extent Primo Water’s compensation policies or practices create incentives that affect risk taking.
The Compensation Committee also is responsible for reviewing and reporting periodically to the Board on our organizational structure and ensuring that an appropriate succession plan for the Chief Executive Officer and our executive officers has been developed. On at least an annual basis, the Chief Executive Officer and the Chief Human Resources Officer present to the Compensation Committee on Chief Executive Officer and executive officer succession candidates, “next-generation” leadership development and external hiring initiatives for senior positions.
The annual reviews of the succession planning process include a review of specific individuals identified as active succession candidates, and each of those individuals is reviewed with respect to progress in current job position and progress toward meeting defined development goals in strategy, leadership and execution. The Compensation Committee then reports on succession planning to the full Board, and the Board discusses such matters in executive session. The Board and individual Board members seek to become familiar with Chief Executive Officer and other senior and “next generation” candidates in Primo Water. Directors are expected to become sufficiently familiar with Primo Water’s executive officers to be able to provide perspective on the experience, capabilities and performance of potential Chief Executive Officer candidates. Board meetings are planned to specifically include presentations and attendance by active succession candidates and other senior leaders in Primo Water.
The Compensation Committee met six times in 2022.
In determining the amount of compensation for directors, the Compensation Committee reviews industry publications and trends provided by FW Cook to determine the appropriate level of compensation. The Compensation Committee then reports its findings and makes recommendations to the Board for approval.
In 2022, the Compensation Committee continued to retain FW Cook as its sole independent compensation consultant. FW Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. FW Cook provided recommendations to the Compensation Committee on the competitiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. FW Cook did not provide any additional services to the Board or management in 2022.
The Compensation Committee has considered the independence of FW Cook in light of SEC rules and NYSE and TSX listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a report from FW Cook addressing the independence of FW Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to Primo Water by FW Cook; (ii) fees paid by Primo Water as a percentage of FW Cook’s total revenue; (iii) policies or procedures of FW Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Compensation Committee; (v) any Primo Water stock owned by the senior advisor or any immediate family member; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest.
As noted above, as a result of the mandatory retirement policy, Mr. Halperin will serve out the remainder of his current term, which will conclude immediately prior to the meeting, and will not stand for re-election. The Board intends to appoint Ms. Singh to serve as Chair of the Compensation Committee following Mr. Halperin’s retirement.
For more information regarding the function of the Compensation Committee, see “Compensation Discussion and Analysis” beginning on page 35 of this proxy statement.
Board Evaluation
Our Board and our Board’s Audit Committee, Compensation Committee, and ESG and Nominating Committee thoroughly evaluate their own effectiveness throughout the year. The evaluation is a multi-faceted process that includes individual director input on Board and committee meeting topical agenda subjects, executive sessions without management present, periodic input to our CEO and senior management on topical agendas and enhancements to Board and committee effectiveness, and an annual formal self-evaluation. In 2022, our Board again engaged a third-party evaluation firm to conduct annual written evaluation process, which included an evaluation of the Board and each committee, along with an individual director peer feedback component.

The process for the formal self-evaluation is as follows:
Determine Format. The formal self-evaluation is in the form of written questionnaires assessing the Board and each of its committees. Each year, our ESG and Nominating Committee discusses and considers the appropriate approach and approves the form of the evaluation.
Conduct Evaluation. Members of our Board and each of its committees participate in the formal evaluation process, responding to questions designed to elicit information to be used in improving Board, committee and individual director effectiveness.
Review Feedback. Director feedback solicited from the formal self-evaluation process is discussed during Board and committee executive sessions and, where appropriate, addressed with management. The Chairman provides feedback to each director from the individual director peer review (and the Lead Independent Director provides such feedback to the Chairman).
Respond to Director Input. In response to feedback from the multi-faceted evaluation process, our Board and committees work with management to take concrete steps to improve policies, processes, and procedures to further Board and committee effectiveness.
Formal Self-Evaluation
For the 2022 formal self-evaluation, the Board formal self-evaluation covered:
•	the basic ingredients and qualities of effective boards;
•	the Board’s role in developing strategy;
•	risk management; and
•	Board dynamics and adequacy of information given to the Board.
The committee formal self-evaluations covered:
•	whether the committee is meeting its mandates; and
•	the functioning of the committee.
The individual director peer feedback component covered the qualities of an effective Board member.
Actions Taken in Response to Formal Self-Evaluations
The following actions were taken in response to the evaluation process:
•	continually revise and revisit the presentation of information and materials regularly provided to directors to alleviate “information overload” and to enable directors to focus on the key data;
•	format of Board meetings has been altered to enable more time for director discussion of the material agenda items;
•	director education and “deep dive” presentations on emerging risk areas, ESG, C-suite succession, e-commerce, technology, consumer expectations and competitors;
•	board meetings in locations with Company site visits are under consideration when permitted by health and travel conditions; and
•	members of management with varying degrees of seniority present to the Board and its committees.
Overboarding Policy
In December 2020, the Board adopted a policy requiring directors to advise the Chair of the ESG and Nominating Committee prior to accepting an invitation to serve on the board of directors of another publicly traded company. The ESG and Nominating Committee, with input from the Chairman, Chief Executive Officer and Chief Legal Officer, will review the following factors in determining whether to approve the suitability of the proposed directorship prior to acceptance of the position:
•	the time requirement and workload of the proposed directorship, including the precise role and any associated committee or other associated obligations;

•	any existing or potential conflicts of interest;
•	any legal or regulatory considerations associated with the proposed directorship;
•
if the director in question intends to resign from any other public company board, and if so, the timing of such resignation and whether this will be publicly disclosed at the time of taking up the proposed directorship;

•	the limit on the number of directorships set forth herein; and
•	any other factors that may compromise the director’s ability to fully perform his or her duties to Primo Water.
The policy states that no director may serve on the board of directors of more than five publicly traded companies, or, in the case of a director who serves as non-interim CEO or Executive Chair of a publicly traded operating company, two publicly traded companies, in each case, inclusive of the Board of Directors of Primo Water.
Environmental, Social and Governance
In 2022, we made significant progress toward our ESG platform’s cornerstone initiatives, water stewardship and carbon neutrality, continuing to build on our track record of sustainable practices:
•	we maintained our global Carbon Neutral certification for our global operations, offsetting over 315,000 metric tons of CO2e, globally;
•	we completed our second independent global greenhouse gas emission assessment in late 2022, confirming a reduction in global CO2e emissions;
•
we completed our second independent global water risk assessment in late 2022, confirming improvement in our water efficiency and preparing us for an independent enterprise-level global water stewardship certification program;

•	we achieved Alliance for Water Stewardship certification for all key-owned spring sources in the United States;
•
we initiated Automated Route Optimization in the second half of 2022, reducing over 400,000 miles from our routes in the second half of 2022 equating to a reduction of approximately 900 metric tons of CO2e;

•	we replaced an additional 70 diesel vehicles in our delivery fleet with propane-powered vehicles, securing 13% of our North American fleet with a lower carbon alternative;
•
we completed our exit from the North American single-use retail bottled water category (primarily 1-gallon, 2.5 gallon and case-pack water), avoiding over 50,000 metric tons of CO2e annually associated with the production of single-use plastic and its subsequent transportation and operating emissions;

•
we achieved our DEI targets outlined in our 2020 ESG report, completed all DEI educational initiatives across our associate base, aligned all polices and benefits with our DEI philosophy, and embedded DEI philosophy in our talent ecosystem;

•	we provided disaster relief support, donating product to areas of need, including Jackson, Mississippi during its water crisis and Florida, in the wake of Hurricane Ian; and
•
we welcomed Eric Austermann as our Vice President of ESG in May 2022; Eric has nearly 30 years manufacturing and supply chain experience including over 16 years’ experience developing and executing global ESG strategies.

For more information about these and other ESG initiatives, please visit www.primowatercorp.com/sustainability/.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee are Mr. Halperin (Chair), Ms. Singh and Mr. Stanbrook. No member of the Compensation Committee is or was during 2022 an employee, or is or ever has been an officer, of Primo Water or its subsidiaries. No executive officer of Primo Water served as a director or a member of the Compensation Committee of another company, one of whose executive officers served as a member of Primo Water’s Board or Compensation Committee.

PROPOSAL 2 - INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM
Approval of Appointment of Independent Registered Certified Public Accounting Firm
At the meeting you will be asked to approve the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the 2023 fiscal year. A majority of the votes cast must be in favor of this resolution in order for it to be approved. The appointment of PricewaterhouseCoopers LLP will be approved if a majority of the votes cast by those of you who are present at the online meeting or represented by proxy at the meeting are in favor of this action.
We recommend that you vote FOR the approval of the appointment of PricewaterhouseCoopers LLP.
IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED BLUE UNIVERSAL PROXY CARD, YOUR SHARES WILL BE VOTED FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP UNLESS YOU SPECIFICALLY INDICATE OTHERWISE ON THE BLUE UNIVERSAL PROXY CARD OR ANOTHER VALID PROXY CARD.
Principal Accounting Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for professional services performed by PricewaterhouseCoopers LLP for us for 2022 and 2021 were as follows:
	Fees ($)
	2022	2021
Audit Fees (including out-of-pocket expenses)	3,331,500	3,344,000
Audit-Related Fees	—	—
Tax Fees	347,600	386,800
All Other Fees	7,900	7,900
Total	3,687,000	3,738,700
Audit Fees
Audit fees are those for services related to the audit of our annual financial statements for inclusion in our Annual Report on Form 10-K for the 2022 and 2021 fiscal years, including the integrated audit of internal controls over financial reporting, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those years. In addition, services rendered in 2022 and 2021 included services related to the audit of statutory filings and various SEC filings.
Audit-Related Fees
There were no audit-related fees for the 2022 or 2021 fiscal years.
Tax Fees
Tax fees in 2022 and 2021 consisted of tax compliance services and advice.
All Other Fees
All Other Fees for 2022 and 2021 consisted of fees for services not included in the Audit, Audit Related, and Tax categories, including access to accounting research and disclosure review software resources.

Pre-Approval Policies and Procedures
In engaging Primo Water’s independent registered certified public accounting firm, the Audit Committee considers the following guidelines:
•
For audit services, the independent auditor is to provide the Audit Committee with an engagement letter for each fiscal year outlining the scope of the audit services proposed to be performed. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee. The independent auditor is to submit an audit services fee proposal for approval by the Audit Committee.

•
For non-audit services, management and the independent auditor will periodically submit to the Audit Committee for approval in advance a description of particular non-audit services. Management and the independent auditor will each confirm to the Audit Committee that each proposed non-audit service is permissible under applicable legal requirements. The Audit Committee must approve permissible non-audit services in order for Primo Water to engage the independent auditor for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this process.

•
If management proposes that the Audit Committee engage the independent auditor to provide a non-audit service that is not contemplated or approved by the Audit Committee pursuant to the process outlined above, management will submit the request to the Audit Committee. Management and the independent auditor will each confirm to the Audit Committee that such non-audit service is permissible under all applicable legal requirements. Management will also provide an estimate of the cost of such non-audit service. The Audit Committee must approve the engagement for the non-audit service and the fees for such service prior to our engagement of the independent auditor for the purposes of providing such non-audit service.

Any amendment or modification to an approved permissible non-audit service must be approved by the Audit Committee or the chair of the Audit Committee prior to the engagement of the auditor to perform the service.
Our audit-related fees, tax fees and all other fees in 2022 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.
The Audit Committee has selected PricewaterhouseCoopers LLP as Primo Water’s independent registered certified public accounting firm for the 2023 fiscal year, subject to shareowner approval at the meeting. One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

Audit Committee Report
The Audit Committee reviewed and discussed with management Primo Water’s audited financial statements for the year ended December 31, 2022. The Audit Committee reviewed with the independent auditor its judgment as to the quality, not just the acceptability, of Primo Water’s accounting principles and such other matters as the Audit Committee and the auditor are required to discuss under generally accepted auditing standards, in particular those matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees”, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also reviewed with management and the independent auditor the critical accounting policies underlying Primo Water’s financial statements and how these policies were applied to the financial statements for the year ended December 31, 2022.
The Audit Committee received the written disclosures and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor its independence from Primo Water and management. Additionally, the Audit Committee has considered the compatibility of non-audit services with the auditor’s independence.
The Audit Committee also discussed with the independent auditor the overall scope and plans for the audit. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of their examination, their evaluation of Primo Water’s internal controls and the overall quality of Primo Water’s financial reporting.
In performing all of these functions, the Audit Committee acts in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Primo Water’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent auditor, who is engaged to audit and report on Primo Water’s consolidated financial statements and the effectiveness of Primo Water’s internal control over financial reporting.
Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in Primo Water’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC and the Canadian securities regulators.
SUSAN E. CATES, CHAIR
BRITTA BOMHARD
GREGORY MONAHAN
February 21, 2023

PROPOSAL 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our shareowners with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. Consistent with our shareowners’ preference expressed in voting at the 2017 annual and special meeting of shareowners, the Board determined that an advisory vote on the compensation of our named executive officers will be conducted every year. As described in detail under the heading “Compensation Discussion and Analysis,” beginning on page 35 of this proxy statement, we seek to closely align the interests of our named executive officers with the interests of our shareowners. Our compensation programs are designed to reward executives based on the achievement of performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. In considering our executive compensation program for 2022, we believe our shareowners will find important the information under the heading “Compensation Discussion and Analysis-Executive Summary” on page 35 of this proxy statement.
For these reasons, the Board is asking shareowners to vote to support our pay practices.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Although the vote we are asking you to cast is advisory and non-binding, our Board and the Compensation Committee value the views of our shareowners and will consider the outcome of the vote when making future compensation decisions for our named executive officers. We believe that Primo Water benefits from constructive dialogue with our shareowners, and while we will continue to reach out to our shareowners on these and other important issues, we also encourage our shareowners to contact us. Shareowners who wish to communicate with our Board should refer to “Shareowner Communications” on page 69 in this proxy statement for additional information on how to do so.
The text of the resolution is as follows:
“Be it resolved as a resolution of the shareowners that Primo Water’s shareowners hereby approve, on an advisory basis, the compensation paid to Primo Water Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.”
The Board unanimously recommends a vote “FOR” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement. Because the vote on executive compensation is advisory, there is technically no minimum vote requirement for this proposal. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Shareowners may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory approval of the compensation of our named executive officers. Abstentions and broker non-votes will have no effect and will not be counted as votes cast on Proposal 3. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out above, the persons named in the enclosed proxy intend to vote in favor of the resolution.

PROPOSAL 4 - ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that shareowners must be given the periodic opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, shareowners may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Shareowners also may, if they wish, abstain from casting a vote on this proposal.
Our shareowners voted on a similar proposal in 2017 with the majority voting to hold the say-on-pay vote every year. Consistent with the preference expressed by our shareowners, we have held advisory votes on our executive compensation program each year. We continue to believe that say-on-pay votes should be conducted every year so that our shareowners may annually express their views on our executive compensation program.
This vote is advisory and not binding on Primo Water or our Board in any way. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our shareowners and Primo Water to hold an advisory vote on executive compensation more or less frequently than the option receiving the most votes cast by our shareowners.
The BLUE universal proxy card provides shareowners with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareowners will not be voting to approve or disapprove the recommendation of the Board. Because this advisory vote seeks the input of shareowners and provides shareowners with multiple voting options, there is no minimum vote requirement for this proposal. Notwithstanding the advisory nature of the vote, the frequency of the advisory vote on executive compensation receiving the greatest number of votes (every one, two or three years) will be considered the frequency recommended by shareowners.
It is expected that the next vote on a say-on-pay frequency proposal will occur at the 2029 annual meeting of shareowners.
The text of the resolution is as follows:
“Be it resolved as a resolution of the shareowners that the shareowners determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the named executive officers of the Company as set forth in the Company’s proxy statement should be every year, every two years, or every three years.”
The Board recommends that you vote to conduct a non-binding, advisory vote on executive compensation once every “1 YEAR”. Shareowners may vote “1 YEAR,” “2 YEARS,” “3 YEARS” and “ABSTAIN.” The frequency option receiving the greatest number of votes will be considered the frequency recommendation by shareowners. Abstentions and broker non-votes will have no effect on the advisory vote on the frequency of an advisory vote on executive compensation. Unless a proxy specifies that the shares it represents should abstain from voting or vote for “2 YEARS” or “3 YEARS” for the frequency of the shareowner vote on executive compensation set out above, the persons named in the enclosed proxy intend to vote for once every “1 YEAR” for the frequency of the shareowner vote on executive compensation.

PROPOSAL 5 - APPROVAL OF AMENDED AND RESTATED BY-LAWS
At a meeting on November 8, 2022, the Board resolved to amend and restate its By-Law No. 1 (the “Amended and Restated By-Laws”), being the by-laws that set out the general rules governing the business and affairs of Primo Water. The Amended and Restated By-Laws are intended to address certain matters resulting from the SEC’s “universal proxy” rules and to more closely adhere to certain provisions in the OBCA.
The Amended and Restated By-Laws became effective on November 8, 2022, following the Board’s resolution to adopt the Amended and Restated By-Laws. These by-laws shall continue to be effective until the meeting, unless earlier amended by the Board. Pursuant to the OBCA, the Board may by resolution amend any by-laws of the Company, subject to the requirement that the Board submit the Amended and Restated By-Laws to shareowners at the meeting of the Company for confirmation by ordinary resolution. If the Amended and Restated By-Laws are confirmed at the meeting, the Amended and Restated By-Laws will continue to be in full force and effect thereafter. If the Amended and Restated By-Laws are not confirmed by a majority vote of the shareowners, they will cease to be effective as of the date of the meeting and the previously adopted By-Law No. 1 of the Company will continue to be effective thereafter.
At the meeting, shareowners will be asked to consider and, if thought advisable, approve with or without variation the ordinary resolution to confirm the Amended and Restated By-Laws, the full text of which is included as Appendix B to this proxy statement (the “By-Law Amendment Resolution”). The Board has unanimously adopted the Amended and Restated By-Laws and recommends that shareowners vote FOR the By-Law Amendment Resolution.
Amended and Restated By-Laws
The Amended and Restated By-Laws clarify certain procedural and information requirements for shareowners to make director nominations and address certain matters resulting from the SEC’s “universal proxy” rules, including:
•
to require nominating shareowners, in addition to the information regarding the nominee previously required by Primo Water's by-laws prior to the amendment, to submit a completed director questionnaire in the same form that nominees of Primo Water are required to complete, and to respond to information requests from Primo Water that are relevant for shareowners to make an informed decision with respect to director elections, including without limitation, as to the qualifications, experience, economic or voting interest and independence of any such nominee, with such information to be subsequently provided to all shareowners, which change was made given that SEC Regulation 14A requires Primo Water to include shareowners’ nominees on its universal proxy card in some circumstances, subject to compliance with the by-laws, and therefore heightens the importance to Primo Water of ensuring that shareowners have sufficient information about each nominee to make fully informed voting decisions, including all information that Primo Water asks of its own nominees on its director questionnaire;

•
to require nominating shareowners to make certain representations regarding their intent to comply with applicable proxy rules (including that the nominating shareowner will (i) solicit proxies from shareowners representing at least 67% of the voting power of the shares of Primo Water, (ii) include a statement to that effect in its dissident proxy circular and/or form of proxy and (iii) otherwise comply with the applicable proxy rules), to provide reasonable evidence of compliance with those rules in advance of the meeting (such evidence to consist of affidavits from nominating shareowners and/or their proxy solicitors or other appropriate documents, in each case as determined by the Company in good faith), and to notify Primo Water in the event of a change in plans to solicit proxies, which addition was included to provide assurance to Primo Water and its shareowners that a nominating shareowner intends to and has complied with SEC Regulation 14A (including the “universal proxy” rules);

•
to provide that, in the case of a shareowner who intends to solicit proxies, the nominating shareowner’s notice, including all of the proper form requirements, must be received by Primo Water within the time period in which notice of nominees must be received in compliance with SEC Regulation 14A, which change was made to align the submission of the proper written form requirements for a nominating shareowner who intends to solicit proxies with the required timing for a shareowner’s notice of nominees under the “universal proxy” rules, being 60 days prior to the anniversary of the last annual meeting (subject to exceptions), so that Primo Water has the ability to determine the eligibility of the nomination and receive relevant information sufficiently in advance of the printing and mailing of its proxy card and proxy statement, which time period is also consistent with the time period set forth in section 99 of the OBCA in the context of the submission of a shareowner proposal for inclusion in a proxy statement, which may include director nominations; and
•
to provide that any proxies in favor of a nomination that is withdrawn by the nominating shareowner or disregarded due to failure to comply with applicable proxy rules or the procedures set forth in the Amended and Restated By-Laws will be treated as abstentions, which clarifying change was made in order to confirm that such proxies would be counted toward the quorum for the meeting and counted in respect of the other matters to be considered at the meeting.

The Amended and Restated By-Laws further provide that if a shareowner provides a notice of nomination and subsequently fails to comply with the requirements of Rule 14a-19 under the Exchange Act or any other rules or regulations under the Exchange Act, then the Company will disregard such nomination and disregard any proxies solicited for the shareowner's nominees. These other applicable rules or regulations include the rules under the SEC Regulation 14A, with respect to which a nominating shareowner must provide representations of compliance under the Amended and Restated By-Laws. Such rules include, without limitation, Rule 14a-3 (Information to Be Furnished to Security Holders), Rule 14a-4 (Requirements as to Proxy), Rule 14a-5 (Presentation of Information in Proxy Statement), Rule 14a-6 (Filing Requirements), Rule 14a-9 (False or Misleading Statements), Rule 14a-12 (Solicitation Before Furnishing a Proxy Statement), Schedule 14A, and other rules under the SEC Regulation 14A that apply to the solicitation of proxies. Any failure to provide representations of compliance with these rules or any misrepresentation as to compliance with these rules would render the shareowner’s nomination incomplete or deficient and, therefore, cause it to be disregarded. By voting in favor of Proposal 5, shareowners will be endorsing the power of the Company and the Board to make the determination with respect to such a deficiency that arises after the submission of an advance notice of intention to nominate and before the annual meeting. The Board may, however, exercise its discretion and waive any requirement in the Amended and Restated By-Laws with respect to director nominations.
The Amended and Restated By-Laws expand the group of persons authorized to determine whether a nomination has been made in accordance with the Amended and Restated By-Laws to include, in addition to the chair of the meeting, the board of directors, any committee of the board of directors or any authorized officer of Primo Water, in order to allow Primo Water to respond appropriately to questions as they arise throughout the nomination and solicitation process and to provide shareowners with clarity in advance of the meeting as to shareowner nominees who have been validly nominated so that shareowners can make informed voting decisions.
The Amended and Restated By-Laws also incorporate ministerial, clarifying and conforming changes, including the following revisions to reflect changes to the OBCA:
•
to remove the requirement that at least 25% of the Company’s directors shall be Canadian residents, which change was made to reflect that the OBCA does not have a director residency requirement, rendering this by-law requirement unnecessary; and

•
to remove the provision stipulating that a resolution in writing signed by all the shareowners entitled to vote on that resolution at a meeting of shareowners is valid as if it had been passed at a meeting of the shareowners unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditors, which change was made to reflect market practice to remove such provision from company by-laws given it is not necessary since section 104 of the OBCA governs resolutions in lieu of a meeting and provides that a resolution in writing signed by all the shareowners (or their attorneys authorized in writing) entitled to vote on that resolution at a meeting of shareowners is valid as if it had been passed at a meeting of shareowners.

This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the Amended and Restated By-Laws, copies of which are available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov, and is attached to this proxy statement as Appendix B-1. A copy marked to show the amendments to the previously adopted By-Law No. 1 is attached to this proxy statement as Appendix B-2.
By-Law Amendment Resolution
A copy of the full text of the By-Law Amendment Resolution is attached as Appendix A. To be effective, the By-Law Amendment Resolution must be passed by a majority (e.g. 50% plus one) of the votes cast by the shareowners present in person, or represented by proxy, at the meeting. Shareowners may vote “FOR,” “AGAINST” or “ABSTAIN” on the By-Law Amendment Resolution. Abstentions and broker non-votes will have no effect and will not be counted as votes cast on the By-Law Amendment Resolution.
The Board recommends that the shareowners vote “FOR” the By-Law Amendment Resolution. Unless contrary instructions are indicated on the BLUE universal proxy card, the persons designated in the accompanying BLUE universal proxy card intend to vote “FOR” the By-Law Amendment Resolution.
The Board may revoke the By-Law Amendment Resolution before it is acted upon, without further approval of the shareowners of Primo Water. The Board will only exercise such power in the event that it is, in its opinion, in the best interest of Primo Water.

ADDITIONAL INFORMATION
Information about Primo Water
Upon request to our Secretary you may obtain a copy of our Annual Report on Form 10-K and management’s discussion and analysis (“MD&A”) of financial condition and results of operations for the fiscal year ended December 31, 2022, our 2022 audited financial statements, and additional copies of these documents. Copies of these documents may also be obtained on our website at www.primowatercorp.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the SEC at www.sec.gov. Financial information is provided in Primo Water’s comparative annual financial statements and MD&A for its most recently completed financial year.
In addition, we have made available on our website our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, as well as the charters of each of our Compensation Committee, ESG and Nominating Committee and Audit Committee. Copies of any of these documents are available in print to any shareowner upon request to our Secretary.
Householding
Some banks, securities dealers, brokers, trust companies and other intermediary record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice, or if applicable, only one copy of our proxy statement or annual report may have been sent to multiple shareowners in your household. We will promptly deliver a separate copy of any of these documents to you if you request one by writing or calling as follows: Primo Water Corporation, 1150 Assembly Drive, Suite 800, Tampa, Florida 33607, Attention: Investor Relations Department; telephone number (813) 544-8515. If you want to receive separate copies of future materials, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, securities dealer, broker, trust company or other intermediary record holder, or you may contact us at the above address and phone number.
Approval
Primo Water’s Board has approved the contents and sending of this proxy statement.

MARNI MORGAN POE

Chief Legal Officer and Secretary
[•], 2023

APPENDIX A
RESOLUTION APPROVING AMENDED AND RESTATED BY-LAWS
BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:
1.	By-Law No. 1 of the Company, the full text of which is attached as Appendix B to this proxy statement, is hereby amended, restated and confirmed, without amendment;
2.	the Board of the Company may revoke this resolution before it is acted upon, without further approval of the shareowners of the Company; and
3.
any one director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute and to deliver all documents and take such actions as such person may determine to be necessary or advisable to implement this resolution, the execution of any such document or the doing of any such other action being conclusive evidence of such determination.

A-1

APPENDIX B-1
AMENDED AND RESTATED BY-LAW NO. 1

Business Corporations Act (Ontario)
A by-law relating generally to the regulation of the business and affairs of
PRIMO WATER CORPORATION

(the “Corporation”)
B-1-1

PRIMO WATER CORPORATION
BY-LAW NO. 1
being a by-law relating generally to the transaction of the business and affairs of the Corporation,
ARTICLE ONE

INTERPRETATION
SECTION 1.01 DEFINITIONS.
In the by-laws of the Corporation, unless the context otherwise requires:
“Act” means the Business Corporations Act (Ontario) and all regulations made pursuant to it, and any statute and regulations that may be substituted therefor, as from time to time amended;
“appoint” includes “elect” and vice versa;
“articles” means the articles of continuance of the Corporation attached to the certificate of continuance dated July 7, 2021, as from time to time amended or restated;
“board” means the board of directors of the Corporation;
“by-laws” means this by-law and all other by-laws of the Corporation from time to time in force and effect;
“Corporation” means Primo Water Corporation, a corporation continued under the laws of Ontario;
“electronic document” means any form of representation of information or of concepts fixed in any medium in or by electronic, optical or other similar means and that can be read or perceived by a person or by any means;
“Exchange Act” means the Securities Exchange Act of 1934, as amended;
“information system” means a system used to generate, send, receive, store, or otherwise process an electronic document;
“meeting of shareowners” means an annual meeting of shareowners or a special meeting of shareowners;
“non-business day” means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada);
“recorded address” means in the case of a shareowner its latest address as recorded in the securities register; and in the case of joint shareowners the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, such person’s latest address as shown in the records of the Corporation;
“SEC Regulation 14A” means Regulation 14A under the Exchange Act;
“signing officer” means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by Section 2.02, or by a resolution passed pursuant thereto;
save as aforesaid, words and expressions defined in the Act have the same meanings when used herein or in any other by-law; and words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders;
and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations; and a reference to a section means that section in the by-laws in which such section appears.
In the case of any conflict between the articles and the provisions of this or any other by-law the provisions of the articles shall prevail.
B-1-2

ARTICLE TWO

BUSINESS OF THE CORPORATION
SECTION 2.01 REGISTERED OFFICE.
Until changed in accordance with the Act, the address of the registered office of the Corporation will be within the place specified in the articles or within articles of amendment changing the place in which its registered office is situated.
SECTION 2.02 EXECUTION OF INSTRUMENTS.
Deeds, documents, bonds, debentures, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any one of the directors or officers of the Corporation. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same.
SECTION 2.03 BANKING AND FINANCIAL ARRANGEMENTS.
The banking and financial business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking and financial business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.
SECTION 2.04 VOTING RIGHTS IN OTHER BODIES CORPORATE.
The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.
SECTION 2.05 WITHHOLDING INFORMATION FROM SHAREOWNERS.
Subject to the provisions of the Act, no shareowner shall be entitled to discovery of any information respecting any details or conduct of the Corporation’s business which, in the opinion of the board, it would be inexpedient in the interests of the shareowners or the Corporation to communicate to the public. The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareowners and no shareowner shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the board or by resolution passed at a general meeting of shareowners.
SECTION 2.06 DECLARATIONS.
Any officer of the Corporation or any other person appointed for the purpose by resolution of the board is authorized and empowered to appear and make answer for, on behalf and in the name of the Corporation, to writs, orders and interrogatories upon articulated facts issued out of any court and to declare for, on behalf and in the name of the Corporation, any answer to writs of attachment by way of garnishment or otherwise and to make all affidavits and sworn declarations in connection therewith or in connection with any and all judicial proceedings. Such officers and persons may make demands of abandonment or petitions for winding-up or bankruptcy orders upon any debtor of the Corporation, may attend and vote at all meetings of creditors of the Corporation’s debtors and grant proxies in connection therewith, and may generally do all such things in respect thereof as they deem to be in the best interests of the Corporation.
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ARTICLE THREE

BORROWING AND SECURITIES
SECTION 3.01 BORROWING POWER.
Without limiting the borrowing powers of the Corporation as set forth in the Act or in the articles, the board may from time to time:
(a)	borrow money upon the credit of the Corporation and limit or increase the amount to be borrowed;
(b)	issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness, guarantees or securities of the Corporation, whether secured or unsecured;
(c)
to the extent permitted by the Act, give guarantees on behalf of the Corporation to secure performance of an obligation of any person or give, directly or indirectly, financial assistance to any person on behalf of the Corporation by means of a loan, guarantee or otherwise; and

(d)
mortgage, hypothecate, pledge or otherwise create a security interest in all or any of the real or personal, moveable or immoveable property of the Corporation, currently owned or subsequently acquired, including book debts, rights, powers, franchises and undertakings, to secure any present or future debt obligations or any money borrowed or other debt or liability of the Corporation, including any bonds, debentures, notes, debenture stock, other evidences of indebtedness, guarantees or securities of the Corporation which it is by law entitled to issue. Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

SECTION 3.02 DELEGATION.
The board may from time to time delegate to such one or more of the directors or officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by Section 3.01 or by the Act to such extent and in such manner as the board shall determine at the time of each such delegation.
ARTICLE FOUR

DIRECTORS
SECTION 4.01 NUMBER OF DIRECTORS AND QUORUM.
Until changed in accordance with the Act, the board shall consist of such fixed number, or minimum and maximum number, of directors as may be set out in the articles.
The directors may, from time to time, fix by resolution the quorum for meetings of directors, but until otherwise fixed, a majority of the directors in office from time to time shall constitute a quorum. Any meeting of directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions by or under the by-laws of the Corporation for the time being vested in or exercisable by the directors generally.
Subject to the Act and to the articles of the Corporation, the directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareowners, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareowners.
SECTION 4.02 QUALIFICATION.
No person shall be qualified for election as a director if such person is less than eighteen (18) years of age; if such person is of unsound mind and has been so found by a court in Canada or elsewhere; if such person is not an individual; or if such person has the status of a bankrupt. A director need not be a shareowner.
SECTION 4.03 ELECTION AND TERM.
The election of directors shall take place at each annual meeting of shareowners at which time all the directors then in office shall cease to hold office, but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareowners otherwise determine. The election shall be by resolution. If an election of directors is not held at any such meeting of shareowners, the incumbent directors shall continue in office until their successors are elected.
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SECTION 4.04 VACATION OF OFFICE.
A director ceases to hold office when such director dies; when such director is removed from office by the shareowners in accordance with the provisions of the Act; when such director ceases to be qualified for election as a director; or when such director’s written resignation is received by the Corporation, or if a time is specified in such resignation, at the time so specified, whichever is later.
SECTION 4.05 VACANCIES.
Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or minimum number of directors or from a failure of the shareowners to elect the number or minimum number of directors. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareowners to elect the number or minimum number of directors, the board may call a special meeting of shareowners to fill the vacancy. If the board fails to call such meeting or if there are no such directors then in office, any shareowner may call the meeting. Where there is a vacancy in the board, the remaining directors may exercise all the authorities, powers and discretions of the board so long as a quorum remains in office.
SECTION 4.06 MEETINGS BY TELEPHONE ELECTRONIC OR OTHER COMMUNICATION FACILITY.
A director may, to the extent and in the manner permitted by law, participate in a meeting of directors or of a committee of directors by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, but only if all the directors of the Corporation have consented to that form of participation. A director participating in such a meeting by such means is deemed for the purposes of the Act to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.
SECTION 4.07 PLACE OF MEETINGS.
Meetings of the board may be held at any place in or outside Canada.
SECTION 4.08 CALLING OF MEETINGS.
Meetings of the board shall be held from time to time and at such place as the board, the chairperson of the board, the chief executive officer, or any two directors may determine.
SECTION 4.09 NOTICE OF MEETING.
Notice of the time and place of each meeting of the board shall be given in the manner provided in Section 13.01 to each director not less than twenty-four (24) hours before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified. A director may waive notice of or otherwise consent to a meeting of the board. Such a waiver of notice may be sent in any manner, including as an electronic document and at any time before, during or after a meeting of the board. No action taken at any meeting of the board shall be invalidated by the accidental failure to give notice or sufficient notice thereof to any director.
SECTION 4.10 FIRST MEETING OF NEW BOARD.
Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareowners at which such board is elected.
SECTION 4.11 ADJOURNED MEETING.
Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.
SECTION 4.12 REGULAR MEETINGS.
The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.
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SECTION 4.13 CHAIRPERSON.
The chairperson of any meeting of the board shall be the chairperson of the board, or any other director chosen by the directors present if (a) the chairperson of the board is not present at the meeting within 15 minutes after the time set for holding the meeting; (b) the chairperson of the board is not willing to chair the meeting; or (c) the chairperson of the board has advised the secretary, if any, or any other director, that they will not be present at the meeting.
SECTION 4.14 VOTES TO GOVERN.
At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairperson of the meeting shall be entitled to a second or casting vote.
SECTION 4.15 REMUNERATION AND EXPENSES.
The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.
ARTICLE FIVE

COMMITTEES
SECTION 5.01 COMMITTEES OF DIRECTORS.
The board may appoint a committee or committees of directors, however designated, and delegate to such committee or committees any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise.
SECTION 5.02 AUDIT COMMITTEE.
The board shall elect from among its number an audit committee to be composed of at least three (3) directors of whom the majority shall not be officers or employees of the Corporation or its affiliates. Members of the audit committee shall remain in office at the pleasure of the board and while still directors.
SECTION 5.03 TRANSACTION OF BUSINESS.
Subject to the provisions of Section 4.06, the powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of a committee of directors may be held at any place in or outside Canada.
SECTION 5.04 PROCEDURE.
Unless otherwise determined by the board, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairperson and to regulate its procedure.
ARTICLE SIX

OFFICERS
SECTION 6.01 APPOINTMENT.
The board may from time to time appoint a chairperson of the board, a chief executive officer, a chief financial officer, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to Section 6.02, an officer may but need not be a director and one person may hold more than one office.
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SECTION 6.02 CHAIRPERSON OF THE BOARD.
The chairperson of the board shall be chosen from among the directors and, if appointed, shall have such powers and duties as the board may specify.
SECTION 6.03 CHIEF EXECUTIVE OFFICER.
Unless the directors otherwise determine, the chief executive officer shall be appointed by the directors and shall have general management of its business and affairs.
SECTION 6.04 VICE-PRESIDENT OR VICE-PRESIDENTS.
The vice-president or vice-presidents shall have such powers and duties as the board may specify.
SECTION 6.05 SECRETARY.
Except as may be otherwise determined from time to time by the board, the secretary shall attend and be the secretary of all meetings of the board, shareowners and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; they shall give or cause to be given, as and when instructed, all notices to shareowners, directors, officers, auditors and members of committees of the board; they shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and they shall have such other powers and duties as the board or the chief executive officer may specify.
SECTION 6.06 POWERS AND DUTIES OF OTHER OFFICERS.
The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.
SECTION 6.07 VARIATION OF POWERS AND DUTIES.
The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.
SECTION 6.08 TERM OF OFFICE.
The board, in its discretion, may remove and discharge any or all the officers of the Corporation either with or without cause at any meeting called for that purpose and may elect or appoint others in their place or places. Any officer or employee of the Corporation, not being a member of the board, may also be removed and discharged, either with or without cause, by the chairperson of the board. If, however, there be a contract with an officer or employee derogating from the provisions of this section such removal or discharge shall be subject to the provisions of such contract. Otherwise each officer appointed by the board shall hold office until such officer’s successor is appointed.
SECTION 6.09 TERMS OF EMPLOYMENT AND REMUNERATION.
The terms of employment and the remuneration of officers appointed by the board shall be settled by it from -time to time.
SECTION 6.10 AGENTS AND ATTORNEYS.
The board, the chairperson of the board or any person delegated by any of them shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.
ARTICLE SEVEN

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS
SECTION 7.01 LIMITATION OF LIABILITY.
No director or officer shall be liable for the acts, receipts, neglects or defaults of any other person including any director or officer or employee or agent, or for joining in any receipt or acts for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by
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or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, delictual, quasi-delictual or tortious acts of any person with whom any of the moneys, securities or other property of the Corporation shall be deposited or for any loss occasioned by an error of judgment or oversight on the part of such director or officer, or for any other loss, damage or misfortune whatever which may arise out of the execution of the duties of the office of such director or officer or in relation thereto, unless the same are occasioned by the wilful neglect or default of such director or officer; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the mandatory provisions of the Act or from liability for any breach thereof.
SECTION 7.02 INDEMNIFICATION.
Without in any manner derogating from or limiting the mandatory provisions of the Act but subject to the conditions in this by-law, the Corporation shall indemnify each director and officer of the Corporation, each former director and officer of the Corporation and each individual who acts or acted at the Corporation’s request as a director or officer, or each individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity.
SECTION 7.03 ADVANCE OF COSTS.
The Corporation may advance moneys to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to in Section 7.02. The individual shall repay the moneys if the individual does not fulfil the conditions of Section 7.04.
SECTION 7.04 LIMITATION IN INDEMNITY.
The Corporation’s indemnity applies, however, only to the extent that the individual seeking indemnity:
(a)
acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Corporation’s request; and

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual’s conduct was lawful.
SECTION 7.05 INSURANCE.
Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as such, as the board may from time to time determine.
ARTICLE EIGHT

SHARES
SECTION 8.01 ALLOTMENT.
Subject to the articles, shares of the Corporation may be issued at such times and to such persons and for such consideration as the board may determine and the board may from time to time allot or grant options or other rights to purchase any of the shares of the Corporation at such times and to such persons and for such consideration as the board shall determine.
SECTION 8.02 COMMISSIONS.
Subject to the provisions of the Act, the board may from time to time authorize the Corporation to pay a commission to any person in consideration of such person’s purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.
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SECTION 8.03 REGISTRATION OF TRANSFER.
Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by such holder’s attorney or successor duly appointed, or upon proper instructions from the holder of uncertificated shares, in each case with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time require, and upon payment of all applicable taxes and any fees required by the board.
SECTION 8.04 TRANSFER AGENTS. REGISTRARS AND DIVIDEND DISBURSING AGENTS.
The board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfers. The board may also from time to time appoint a dividend disbursing agent to disburse dividends. One person may be appointed to any number of the aforesaid positions. The board may at any time terminate any such appointment.
SECTION 8.05 CONCLUSIVENESS OF SECURITIES REGISTER.
Subject to the provisions of the Act, the Corporation shall treat the person in- whose name any share is registered in the securities register as absolute owner of such share with full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation’s records or on the share certificate.
SECTION 8.06 SHARE CERTIFICATES.
Shares of the capital stock of the Corporation may be certificated or uncertificated. Every holder of one or more shares of the Corporation shall be entitled, at such holder’s option, to a share certificate, or to a non-transferable written acknowledgement of such holder’s right to obtain a share certificate, stating the number and class or series of shares held by such holder as shown on the securities register. Share certificates and acknowledgements of a shareowner's right to a share certificate respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with Section 2.02 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless counter-signed by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced upon share certificates and every such printed or mechanically reproduced signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.
SECTION 8.07 REPLACEMENT OF SHARE CERTIFICATES.
The board or any officer or agent designated by the board may in its discretion direct the issue of a new share certificate in lieu and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken upon payment of such fee, if any, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.
SECTION 8.08 JOINT SHAREOWNERS.
If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.
SECTION 8.09 DECEASED SHAREOWNERS.
In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon or other distributions in respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agent.
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ARTICLE NINE

DIVIDENDS AND RIGHTS
SECTION 9.01 DIVIDENDS.
Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareowners according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.
SECTION 9.02 DIVIDEND WIRE TRANSFERS OR CHEQUES.
A dividend payable in money shall be paid, at the Corporation’s option, by (a) wire transfer, or (b) cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared, and (i) sent, if by wire transfer, to such registered holder as per the wire instructions provided by such holder in the Corporation’s securities register, or (ii) mailed by prepaid ordinary mail, if by cheque, to such registered holder at the address of such holder in the Corporation’s securities register, unless such holder otherwise directs. In the case of joint holders, the wire transfer or cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and transferred to them as per the wire instructions, or mailed to them at their recorded address. The issuance of the wire transfer or the mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.
SECTION 9.03 NON-RECEIPT OF WIRE TRANSFERS OR CHEQUES.
In the event of non-receipt of any dividend wire transfer or cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a wire transfer or a cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the directors may from time to time prescribe, whether generally or in any particular case.
SECTION 9.04 UNCLAIMED DIVIDENDS.
To the extent permitted by applicable law, any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.
ARTICLE TEN

MEETINGS OF SHAREOWNERS
SECTION 10.01 ANNUAL MEETINGS.
The annual meeting of shareowners shall be held at such time in each year and, subject to Section 10.03, at such place as the board or failing it, the chairperson of the board may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.
SECTION 10.02 SPECIAL MEETINGS.
Subject to compliance with the Act, the board or the chairperson of the board shall have power to call a special meeting of shareowners at any time.
SECTION 10.03 PLACE OF MEETINGS.
Meetings of shareowners of the Corporation may be held at such place inside or outside of Canada, as the directors may from time to time determine.
SECTION 10.04 MEETINGS BY TELEPHONE, ELECTRONIC OR OTHER COMMUNICATION FACILITY.
Any person entitled to attend a meeting of shareowners may participate in the meeting, to the extent and in the manner permitted by law, by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation makes available such
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a communication facility. A person participating in a meeting by such means is deemed for the purposes of the Act to be present at the meeting. The directors or the shareowners of the Corporation who call a meeting of shareowners pursuant to the Act may determine that the meeting shall be held, to the extent and in the manner permitted by law, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.
SECTION 10.05 NOTICE OF MEETINGS.
Subject to compliance with the Act, notice of the time and place of each meeting of shareowners shall be given in the manner provided in Section 13.01 not less than twenty-one (21) nor more than fifty (50) days before the date of the meeting to each director, to the auditor and to each shareowner who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. A shareowner may in any manner either before, during or after a meeting of shareowners waive notice of or otherwise consent to a meeting of shareowners.
SECTION 10.06 CHAIRPERSON, SECRETARY AND SCRUTINEERS.
The chairperson of any meeting of shareowners shall be (a) the chairperson of the board, if any; (b) if the chairperson of the board is absent or unwilling to act as chairperson of the meeting of shareowners, the lead independent director; or (c) if neither the chairperson of the board nor the lead independent director is present, or willing to act, the chief executive officer or president and if no such person is present within fifteen (15) minutes after the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be the chairperson. If the secretary and each assistant-secretary of the Corporation is absent, the chairperson shall appoint some person, who need not be a shareowner, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareowners, may be appointed by a resolution or by the chairperson of the meeting.
SECTION 10.07 PERSONS ENTITLED TO BE PRESENT.
The only persons entitled to be present at a meeting of shareowners shall be those entitled to vote thereat, the directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.
SECTION 10.08 QUORUM.
Except as otherwise provided by law or by the articles, a quorum for the transaction of business at any meeting of shareowners shall be not less than two persons present in person, each being a shareowner entitled to vote thereat or a duly appointed proxy for an absent shareowner so entitled, and holding or representing the holder or holders of shares carrying not less than a majority of the voting power of all issued and outstanding shares of the Corporation entitled to vote on a particular matter to be acted on at the meeting, except that, when specified business is to be voted on by one or more classes or series of shares voting as a class, unless otherwise provided by law, regulatory authority or by the articles, the holders of not less than a majority of the voting power of the shares of such classes or series shall constitute a quorum for the transaction of such matter. If a quorum is present at the opening of the meeting of shareowners, the shareowners present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.
If a quorum is not present at the opening of a meeting of shareowners, the shareowners present in person and entitled to be counted for the purpose of forming a quorum shall have power to adjourn the meeting from time to time to a fixed time and place without notice other than announcement at the meeting until a quorum shall be present, subject to the provisions of the Act, the articles and Section 10.16 of this by-law. At any such adjourned meeting, provided a quorum is present, any business may be transacted which might have been transacted at the meeting adjourned.
SECTION 10.09 RIGHT TO VOTE.
The shareowners entitled to vote at any meeting of shareowners shall be determined in accordance with the provisions of the Act and the articles.
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SECTION 10.10 PROXIES.
Every shareowner entitled to vote at a meeting of shareowners may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareowners, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareowner or such shareowner’s attorney and shall conform with the requirements of the Act and applicable law.
SECTION 10.11 TIME FOR DEPOSIT OF PROXIES.
The board may specify in a notice calling a meeting of shareowners a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of non-business days, before which time proxies to be used at such- meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chairperson of the meeting or any adjournment thereof prior to the time of voting.
SECTION 10.12 JOINT SHAREOWNERS.
If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareowners may, in the absence of the other or others, vote the shares; but if two or more of those persons who are present, in person or by proxy, vote, they shall vote as one on the shares jointly held by them.
SECTION 10.13 VOTES TO GOVERN.
At any meeting of shareowners every question shall, unless otherwise required by the articles or by-laws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes, either upon a show of hands or upon a poll, the chairperson of the meeting shall be entitled to a second or casting vote.
SECTION 10.14 SHOW OF HANDS.
Subject to the provisions of the Act, any question at a meeting of shareowners shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairperson of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareowners upon the said question.
SECTION 10.15 BALLOTS.
On any question proposed for consideration at a meeting of shareowners, and whether or not a show of hands has been taken thereon, any shareowner or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairperson shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken, each person present shall be entitled, in respect of the shares which such person is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareowners upon the said question.
SECTION 10.16 ADJOURNMENT.
Subject to the articles, if a meeting of shareowners is adjourned for less than thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the meeting that is adjourned. If a meeting of shareowners is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for required by the Act.
SECTION 10.17 ELECTRONIC VOTING BY SHAREOWNERS.
Any vote at a meeting of the shareowners may be held, to the extent and in the manner permitted by law, entirely by means of a telephonic, electronic or other communication facility, if the Corporation makes available such a communication facility. Any person participating in a meeting of shareowners by electronic means as provided in Section 10.04 and entitled to vote at that meeting may vote, to the extent and in the manner permitted by law, by means of the telephonic, electronic or other communication facility that the Corporation has made available for that purpose.
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ARTICLE ELEVEN

ADVANCE NOTICE OF NOMINATIONS OF DIRECTORS
SECTION 11.01 NOMINATION OF DIRECTORS.
Only persons who are nominated in accordance with the provisions of this by-law shall be eligible for election as directors of the Corporation. Nominations of persons for election as directors of the Corporation at any annual meeting of shareowners, or at any special meeting of shareowners called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may only be made:
(a)	by or at the direction of the board of directors of the Corporation, including pursuant to a notice of meeting,
(b)
by or at the direction or request of one or more shareowners pursuant to a proposal submitted to the Corporation in accordance with applicable laws or a requisition of meeting submitted to the directors in accordance with applicable laws, or

(c)
by any person (a “nominating shareowner”) who, at the close of business on the date of the giving of the notice provided for below and on the record date for determining shareowners entitled to vote at such meeting, is a registered holder or beneficial owner of shares that are entitled to be voted at such meeting and complies with the notice and other procedures set forth in this by-law.

SECTION 11.02 TIMELY NOTICE.
In addition to any other requirements in this by-law and under applicable laws, for a nomination to be made by a nominating shareowner, the nominating shareowner must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a nominating shareowner’s notice must be received by the Secretary at the principal executive offices of the Corporation:
(a)
in the case of an annual meeting of shareowners, not less than 30 days prior to the date of the annual meeting of shareowners; provided, however, that if the annual meeting of shareowners is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice by the nominating shareowner may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by the Corporation; and

(b)
in the case of a special meeting of shareowners (which is not also an annual meeting of shareowners), not later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting of shareowners is first made by the Corporation.

SECTION 11.03 PROPER WRITTEN FORM.
To be in proper written form, a nominating shareowner’s notice to the Secretary must set forth and include:
(a)	as to each person whom the nominating shareowner proposes to nominate for election as a director:
(i)	the name, age, business address and residential address of the nominee,
(ii)	the principal occupation or employment of the nominee,
(iii)
the class or series and number of shares of the Corporation which are controlled or which are owned beneficially or of record by the nominee as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice,

(iv)
any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the nominee or any of its affiliates and the nominating shareowner, any person acting jointly or in concert with the nominating shareowner or any of their respective affiliates,

(v)	a completed director questionnaire in the same form that nominees of the Corporation are required to complete, and
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(vi)
any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws; and

(b)	as to the nominating shareowner giving the notice,
(i)	the name and record address of the nominating shareowner,
(ii)
the class or series and number of shares of the Corporation which are controlled or which are owned beneficially or of record by the nominating shareowner as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice,

(iii)	any derivatives or other economic or voting interests in the Corporation and any hedges implemented with respect to the nominating shareowners’ interests in the Corporation,
(iv)	any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareowner has a right to vote any shares of the Corporation,
(v)	whether the nominating shareowner intends to deliver a proxy circular and form of proxy to any shareowners of the Corporation in connection with the election of directors,
(vi)	a representation that such nominating shareowner who intends to solicit proxies in support of a nominee will:
(A)
solicit proxies from shareowners of the Corporation representing at least 67% of the voting power of the shares of the Corporation entitled to vote on the election of directors in compliance with SEC Regulation 14A;

(B)	include a statement to that effect in its dissident proxy circular and/or form of proxy;
(C)	otherwise comply with SEC Regulation 14A;
(D)
no later than five days before the meeting of shareowners (or any adjournment, postponement or rescheduling thereof), provide the Corporation with reasonable documentary evidence (as determined by the Corporation in good faith) that such nominating shareowner has complied with such representations, and

(vii)
any other information relating to the nominating shareowner that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws.

Such notice must be accompanied by the written consent of each nominee to being named as a nominee in any proxy circular for the applicable meeting and any associated proxy card and to serve as a director, if elected. Reference to “nominating shareowner” in this Section 11.03 shall be deemed to refer to each shareowner that nominates a person for election as director in the case of a nomination proposal where more than one shareowner is involved in making such nomination proposal.
The form of questionnaire may be requested from the Corporation at any time in advance of the deadline for timely notice. In addition, following receipt of the notice, the Corporation may request additional information in respect of the nominee and the nominating shareowner must provide responses within five business days following receipt of such request (subject to extension with the consent of the Corporation, which consent shall not be unreasonably withheld), provided that any such additional request by the Corporation must, in the reasonable discretion of the Corporation, be relevant for shareowners to make an informed decision with respect to director elections, including, without limitation, as to the qualifications, experience, economic or voting interests and independence of any such nominee. Any information produced by a nominating shareowner to the Corporation in response to a request from the Corporation shall be subsequently provided to all shareowners.
For the avoidance of doubt, given that the Corporation is regulated under the Exchange Act, in the case of a nominating shareowner that intends to solicit proxies, the nominating shareowner’s notice, including all of the foregoing proper written form requirements, must be received by the Corporation within the time period in which notice of nominees must be received in compliance with SEC Regulation 14A. Unless otherwise required by law, if
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any shareowner (i) provides notice in compliance with section 11.03(b) and (ii) subsequently fails to comply with any requirements of Rule 14a-19 promulgated under the Exchange Act or any other rules or regulations thereunder, then the Corporation shall disregard any proxies or votes solicited for such nominees and such nomination shall be disregarded in accordance with section 11.05.
SECTION 11.04 ADDITIONAL REQUIREMENTS.
In addition to the notice requirements described above, a nominating shareowner must:
(a)	notify the Corporation within five days following any decision to no longer solicit proxies in accordance with SEC Regulation 14A and the representations set forth in the notice, and
(b)
no later than five days before the meeting of shareowners (or any adjournment, postponement or rescheduling thereof), provide the Corporation with reasonable documentary evidence (as determined by the Corporation in good faith) that such nominating shareowner has complied with the representations set forth in the notice, if applicable.

SECTION 11.05 DETERMINATION OF ELIGIBILITY.
Any of (i) the board of directors of the Corporation, (ii) a committee of the board of directors of the Corporation, (iii) an authorized officer of the Corporation or (iv) the chair of the meeting of shareowners at which an election for directors is held shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded, with no vote taken with respect to such nomination (notwithstanding any proxies with respect to such nomination having been received by the Corporation). In the event that the Corporation receives proxies for any disqualified or withdrawn nominee, such votes shall be treated as abstentions. The Board may, in its sole discretion, waive any requirement in this by-law.
SECTION 11.06 DISCUSSION PERMITTED.
Nothing in this by-law shall be deemed to preclude discussion by a shareowner (as distinct from the nomination of directors) at a meeting of shareowners of any matter it is entitled to discuss pursuant to the Act.
SECTION 11.07 MEANING OF PUBLIC ANNOUNCEMENT.
For purposes of this by-law, “public announcement” shall mean disclosure in a press release reported by a national news service in Canada or the United States or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or the Electronic Data Gathering, Analysis and Retrieval system at www.sec.gov/edgar.shtml.
SECTION 11.08 NOTICE.
Notwithstanding any other provision of the by-laws of the Corporation, notice given to the secretary pursuant to this by-law may only be given by personal delivery, facsimile transmission or by email (at such email address as may be stipulated from time to time by the secretary for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery to the Secretary at the address of the principal executive offices of the Corporation, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.
ARTICLE TWELVE

DIVISIONS AND DEPARTMENTS
SECTION 12.01 CREATION AND CONSOLIDATION OF DIVISIONS.
The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.
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SECTION 12.02 NAME OF DIVISIONS.
Any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name.
ARTICLE THIRTEEN

NOTICES
SECTION 13.01 METHOD OF SENDING NOTICE.
Subject to compliance with all applicable laws, any notice (which term includes any communication or document) to be sent pursuant to the Act, the articles, the by-laws or otherwise to a shareowner, director, officer, auditor or member of a committee of the board shall be sufficiently sent if (i) delivered personally to the person to whom it is to be sent, (ii) delivered to the recorded address or mailed to the recorded address of that person by prepaid mail (iii) sent to that person at the recorded address by any means of prepaid transmitted or recorded communication or (iv) provided as an electronic document to the information system of that person. A notice so delivered shall be deemed to have been sent when it is delivered personally or to the recorded address. A notice so mailed shall be deemed to have been sent when deposited in a post office or public letter box and shall be deemed to have been received on the fifth day after so depositing. A notice so sent by any means- of transmitted or recorded communication or provided as an electronic document shall be deemed to have been sent when dispatched by the Corporation if it uses its own facilities or information system and otherwise when delivered to the appropriate communication company or agency or its representative for dispatch. The secretary or assistant secretary may change or cause to be changed the recorded address of any shareowner, director, officer or auditor or member of a committee of the board in accordance with any information believed by him to be reliable. The recorded address of a director shall be such director’s latest address as shown in the records of the Corporation or in the most recent notice filed under the Corporations Information Act, whichever is the more current.
SECTION 13.02 ELECTRONIC DOCUMENTS.
A requirement under this by-law to provide a person with a notice, document or other information is satisfied by providing an electronic document in compliance with the Act and the regulations thereunder.
SECTION 13.03 NOTICE TO JOINT SHAREOWNERS.
If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them. The address to be used for the purpose of giving notices shall be the recorded address.
SECTION 13.04 COMPUTATION OF TIME.
In computing the date when notice must be given under any provision requiring a specified number of days’ notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.
SECTION 13.05 UNDELIVERED NOTICES.
If any notice given to a shareowner pursuant to Section 13.01 is returned on three (3) consecutive occasions because such shareowner cannot be found, the Corporation shall not be required to give any further notices to such shareowner until such shareowner informs the Corporation in writing of its new address.
SECTION 13.06 OMISSIONS AND ERRORS.
The accidental omission to give any notice to any shareowner, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.
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SECTION 13.07 PERSONS ENTITLED TO SHARES BY DEATH OR OPERATION OF LAW.
Every person who, by operation of law, transfer, death of a shareowner or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareowner from whom such shareowner derives its title to such share prior to such shareowner’s name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which such shareowner became so entitled) and prior to such shareowner furnishing to the Corporation the proof of authority or evidence of its entitlement as provided in the Act.
SECTION 13.08 WAIVER OF NOTICE.
Any shareowner (or its duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareowners or of the board or committee thereof which may be given in any manner.
ARTICLE FOURTEEN

FISCAL YEAR
SECTION 14.01 FISCAL YEAR.
The fiscal period of the Corporation shall terminate on such day in each year as the board of directors may from time to time determine.
ARTICLE FIFTEEN

EFFECTIVE DATE
SECTION 15.01 EFFECTIVE DATE.
This by-law is effective from the date of the resolution of the directors adopting same and shall continue to be effective unless amended by the directors until the next meeting of shareowners of the Corporation, whereat if same is confirmed or confirmed as amended, this by-law shall continue in effect in the form in which it was so confirmed.
SECTION 15.02 REPEAL.
Upon the date of this by-law coming into force, By-Law No. 1 of the Corporation, as amended, shall be repealed, provided that such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal.
All officers and persons acting under any by-law so repealed shall continue to act as appointed under the provisions of this by-law and all resolutions of the shareowners or board or committee thereof with continuing effect passed under any repealed by-law shall continue to be valid except to the extent inconsistent with this by-law and until amended or repealed.
This by-law was approved by the directors of the Corporation at a meeting held on the 8th day of November, 2022.
This by-law of the Corporation is signed by an officer of the Corporation and hereby made.
DATED as of the 8th day of November, 2022.
/s/ Marni Morgan Poe
Marni Morgan Poe Corporate Secretary
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APPENDIX B-2
AMENDED AND RESTATED BY-LAW NO. 1

Business Corporations Act (Ontario)
A by-law relating generally to the regulation of the business and affairs of
PRIMO WATER CORPORATION

(the “Corporation”)
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PRIMO WATER CORPORATION
BY-LAW NO. 1
being a by-law relating generally to the transaction of the business and affairs of the Corporation,
ARTICLE ONE

INTERPRETATION
SECTION 1.01 DEFINITIONS. In the by-laws of the Corporation, unless the context otherwise requires:
“Act” means the Business Corporations Act (Ontario) and all regulations made pursuant to it, and any statute and regulations that may be substituted therefor, as from time to time amended;
“appoint” includes “elect” and vice versa;
“articles” means the articles of continuance of the Corporation attached to the certificate of continuance dated July 7, 2021, as from time to time amended or restated;
“board” means the board of directors of the Corporation;
“by-laws” means this by-law and all other by-laws of the Corporation from time to time in force and effect;
“Corporation” means Primo Water Corporation, a corporation continued under the laws of Ontario;
“electronic document” means any form of representation of information or of concepts fixed in any medium in or by electronic, optical or other similar means and that can be read or perceived by a person or by any means;
“Exchange Act” means the Securities Exchange Act of 1934, as amended;
“information system” means a system used to generate, send, receive, store, or otherwise process an electronic document;
“meeting of shareowners” means an annual meeting of shareowners or a special meeting of shareowners;
“non-business day” means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada);
“recorded address” means in the case of a shareowner  ~~his~~its latest address as recorded in the securities register; and in the case of joint shareowners the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board,  ~~his~~such person’s latest address as shown in the records of the Corporation;
“SEC Regulation 14A” means Regulation 14A under the Exchange Act;
“signing officer” means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by Section 2.02, or by a resolution passed pursuant thereto;
save as aforesaid, words and expressions defined in the Act have the same meanings when used herein or in any other by-law; and
words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations; and a reference to a section means that section in the by-laws in which such section appears.
In the case of any conflict between the articles and the provisions of this or any other by-law the provisions of the articles shall prevail.
ARTICLE TWO

BUSINESS OF THE CORPORATION
SECTION 2.01 REGISTERED OFFICE. Until changed in accordance with the Act, the address of the registered office of the Corporation will be within the place specified in the articles or within articles of amendment changing the place in which its registered office is situated.
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SECTION 2.02 EXECUTION OF INSTRUMENTS. Deeds, documents, bonds, debentures, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any one of the directors or officers of the Corporation. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same.
SECTION 2.03 BANKING AND FINANCIAL ARRANGEMENTS. The banking and financial business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking and financial business or any part thereof shall be  ~~trans acted~~transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.
SECTION 2.04 VOTING RIGHTS IN OTHER BODIES CORPORATE. The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.
SECTION 2.05 WITHHOLDING INFORMATION FROM SHAREOWNERS. Subject to the provisions of the Act, no shareowner shall be entitled to discovery of any information respecting any details or conduct of the Corporation’s business which, in the opinion of the board, it would be inexpedient in the interests of the shareowners or the Corporation to communicate to the public. The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareowners and no shareowner shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the board or by resolution passed at a general meeting of shareowners.
SECTION 2.06 DECLARATIONS. Any officer of the Corporation or any other person appointed for the purpose by resolution of the board is authorized and empowered to appear and make answer for, on behalf and in the name of the Corporation, to writs, orders and interrogatories upon articulated facts issued out of any court and to declare for, on behalf and in the name of the Corporation, any answer to writs of attachment by way of garnishment or otherwise and to make all affidavits and sworn declarations in connection therewith or in connection with any and all judicial proceedings. Such officers and persons may make demands of abandonment or petitions for winding-up or bankruptcy orders upon any debtor of the Corporation, may attend and vote at all meetings of creditors of the Corporation’s debtors and grant proxies in connection therewith, and may generally do all such things in respect thereof as they deem to be in the best interests of the Corporation.
ARTICLE THREE

BORROWING AND SECURITIES
SECTION 3.01 BORROWING POWER. Without limiting the borrowing powers of the Corporation as set forth in the Act or in the articles, the board may from time to time:
(a)	borrow money upon the credit of the Corporation and limit or increase the amount to be borrowed;
(b)	issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness, guarantees or securities of the Corporation, whether secured or unsecured;
(c)
to the extent permitted by the Act, give guarantees on behalf of the Corporation to secure performance of an obligation of any person or give, directly or indirectly, financial assistance to any person on behalf of the Corporation by means of a loan, guarantee or otherwise; and

(d)
mortgage, hypothecate, pledge or otherwise create a security interest in all or any of the real or personal, moveable or immoveable property of the Corporation, currently owned or subsequently acquired, including book debts, rights, powers, franchises and undertakings, to secure any present or future debt obligations or

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any money borrowed or other debt or liability of the Corporation, including any bonds, debentures, notes, debenture stock, other evidences of indebtedness, guarantees or securities of the Corporation which it is by law entitled to issue. Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.
SECTION 3.02 DELEGATION. The board may from time to time delegate to such one or more of the directors or officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by Section 3.01 or by the Act to such extent and in such manner as the board shall determine at the time of each such delegation.
ARTICLE FOUR

DIRECTORS
SECTION 4.01 NUMBER OF DIRECTORS AND QUORUM. Until changed in accordance with the Act, the board shall consist of such fixed number, or minimum and maximum number, of directors as may be set out in the articles.
The directors may, from time to time, fix by resolution the quorum for meetings of directors, but until otherwise fixed, a majority of the directors in office from time to time shall constitute a quorum. Any meeting of directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions by or under the by-laws of the Corporation for the time being vested in or exercisable by the directors generally.
Subject to the Act and to the articles of the Corporation, the directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareowners, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareowners.
SECTION 4.02 QUALIFICATION. No person shall be qualified for election as a director if  ~~he~~such person is less than eighteen (18) years of age; if  ~~he~~such person is of unsound mind and has been so found by a court in Canada or elsewhere; if  ~~he~~such person is not an individual; or if  ~~he~~such person has the status of a bankrupt. A director need not be a shareowner.  ~~To the extent required by the Act, at least 25% of the directors shall be resident Canadians, provided however, that, if the Corporation has fewer than four directors, at least one director shall be a resident Canadian.~~
SECTION 4.03 ELECTION AND TERM. The election of directors shall take place at each annual meeting of shareowners at which time all the directors then in office shall cease to hold office, but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareowners otherwise determine. The election shall be by resolution. If an election of directors is not held at any such meeting of shareowners, the incumbent directors shall continue in office until their successors are elected.
SECTION 4.04 VACATION OF OFFICE. A director ceases to hold office when  ~~he~~such director dies; when  ~~he~~such director is removed from office by the shareowners in accordance with the provisions of the Act; when  ~~he~~such director ceases to be qualified for election as a director; or when  ~~he~~such director’s written resignation is received by the Corporation, or if a time is specified in such resignation, at the time so specified, whichever is later.
SECTION 4.05 VACANCIES. Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or minimum number of directors or from a failure of the shareowners to elect the number or minimum number of directors. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareowners to elect the number or minimum number of directors, the board may call a special meeting of shareowners to fill the vacancy. If the board fails to call such meeting or if there are no such directors then in office, any shareowner may call the meeting. Where there is a vacancy in the board, the remaining directors may exercise all the authorities, powers and discretions of the board so long as a quorum remains in office.
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SECTION 4.06 MEETINGS BY TELEPHONE ELECTRONIC OR OTHER COMMUNICATION FACILITY. A director may, to the extent and in the manner permitted by law, participate in a meeting of directors or of a committee of directors by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, but only if all the directors of the Corporation have consented to that form of participation. A director participating in such a meeting by such means is deemed for the purposes of the Act to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.
SECTION 4.07 PLACE OF MEETINGS. Meetings of the board may be held at any place in or outside Canada.
SECTION 4.08 CALLING OF MEETINGS. Meetings of the board shall be held from time to time and at such place as the board, the chairperson of the board, the chief executive officer, or any two directors may determine.
SECTION 4.09 NOTICE OF MEETING. Notice of the time and place of each meeting of the board shall be given in the manner provided in Section 13.01 to each director not less than twenty-four (24) hours before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified. A director may waive notice of or otherwise consent to a meeting of the board. Such a waiver of notice may be sent in any manner, including as an electronic document and at any time before, during or after a meeting of the board. No action taken at any meeting of the board shall be invalidated by the accidental failure to give notice or sufficient notice thereof to any director.
SECTION 4.10 FIRST MEETING OF NEW BOARD. Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareowners at which such board is elected.
SECTION 4.11 ADJOURNED MEETING. Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.
SECTION 4.12 REGULAR MEETINGS. The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.
SECTION 4.13 CHAIRPERSON. The chairperson of any meeting of the board shall be the chairperson of the board, or any other director chosen by the directors present if (a) the chairperson of the board is not present at the meeting within 15 minutes after the time set for holding the meeting; (b) the chairperson of the board is not willing to chair the meeting; or (c) the chairperson of the board has advised the secretary, if any, or any other director, that they will not be present at the meeting.
SECTION 4.14 VOTES TO GOVERN. At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairperson of the meeting shall be entitled to a second or casting vote.
SECTION 4.15 REMUNERATION AND EXPENSES. The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.
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ARTICLE FIVE

COMMITTEES
SECTION 5.01 COMMITTEES OF DIRECTORS. The board may appoint a committee or committees of directors, however designated, and delegate to such committee or committees any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise.
SECTION 5.02 AUDIT COMMITTEE. The board shall elect from among its number an audit committee to be composed of at least three (3) directors of whom the majority shall not be officers or employees of the Corporation or its affiliates. Members of the audit committee shall remain in office at the pleasure of the board and while still directors.
SECTION 5.03 TRANSACTION OF BUSINESS. Subject to the provisions of Section 4.06, the powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of a committee of directors may be held at any place in or outside Canada.
SECTION 5.04 PROCEDURE. Unless otherwise determined by the board, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairperson and to regulate its procedure.
ARTICLE SIX

OFFICERS
SECTION 6.01 APPOINTMENT. The board may from time to time appoint a chairperson of the board, a chief executive officer, a chief financial officer, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to Section 6.02, an officer may but need not be a director and one person may hold more than one office.
SECTION 6.02 CHAIRPERSON OF THE BOARD. The chairperson of the board shall be chosen from among the directors and, if appointed, shall have such powers and duties as the board may specify.
SECTION 6.03 CHIEF EXECUTIVE OFFICER. Unless the directors otherwise determine, the chief executive officer shall be appointed by the directors and shall have general management of its business and affairs.
SECTION 6.04 VICE-PRESIDENT OR VICE-PRESIDENTS. The vice-president or vice-presidents shall have such powers and duties as the board may specify.
SECTION 6.05 SECRETARY. Except as may be otherwise determined from time to time by the board, the secretary shall attend and be the secretary of all meetings of the board, shareowners and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; they shall give or cause to be given, as and when instructed, all notices to shareowners, directors, officers, auditors and members of committees of the board; they shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and they shall have such other powers and duties as the board or the chief executive officer may specify.
SECTION 6.06 POWERS AND DUTIES OF OTHER OFFICERS. The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.
SECTION 6.07 VARIATION OF POWERS AND DUTIES. The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.
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SECTION 6.08 TERM OF OFFICE. The board, in its discretion, may remove and discharge any or all the officers of the Corporation either with or without cause at any meeting called for that purpose and may elect or appoint others in their place or places. Any officer or employee of the Corporation, not being a member of the board, may also be removed and discharged, either with or without cause, by the chairperson of the board. If, however, there be a contract with an officer or employee derogating from the provisions of this section such removal or discharge shall be subject to the provisions of such contract. Otherwise each officer appointed by the board shall hold office until  ~~he~~such officer’s successor is appointed.
SECTION 6.09 TERMS OF EMPLOYMENT AND REMUNERATION. The terms of employment and the remuneration of officers appointed by the board shall be settled by it from -time to time.
SECTION 6.10 AGENTS AND ATTORNEYS. The board, the chairperson of the board or any person delegated by any of them shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.
ARTICLE SEVEN

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS
SECTION 7.01 LIMITATION OF LIABILITY. No director or officer shall be liable for the acts, receipts, neglects or defaults of any other person including any director or officer or employee or agent, or for joining in any receipt or acts for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, delictual, quasi-delictual or tortious acts of any person with whom any of the moneys, securities or other property of the Corporation shall be deposited or for any loss occasioned by an error of judgment or oversight on  ~~his~~the part of such director or officer, or for any other loss, damage or misfortune whatever which may arise out of the execution of the duties of  ~~his~~the office of such director or officer or in relation thereto, unless the same are occasioned by  ~~his own~~the wilful neglect or default of such director or officer; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the mandatory provisions of the Act or from liability for any breach thereof.
SECTION 7.02 INDEMNIFICATION. Without in any manner derogating from or limiting the mandatory provisions of the Act but subject to the conditions in this by-law, the Corporation shall indemnify each director and officer of the Corporation, each former director and officer of the Corporation and each individual who acts or acted at the Corporation’s request as a director or officer, or each individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity.
SECTION 7.03 ADVANCE OF COSTS. The Corporation may advance moneys to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to in Section 7.02. The individual shall repay the moneys if the individual does not fulfil the conditions of Section 7.04.
SECTION 7.04 LIMITATION IN INDEMNITY. The Corporation’s indemnity applies, however, only to the extent that the individual seeking indemnity:
(a)
acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Corporation’s request; and

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual’s conduct was lawful.
SECTION 7.05 INSURANCE. Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as such, as the board may from time to time determine.
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ARTICLE EIGHT

SHARES
SECTION 8.01 ALLOTMENT. Subject to the articles, shares of the Corporation may be issued at such times and to such persons and for such consideration as the board may determine and the board may from time to time allot or grant options or other rights to purchase any of the shares of the Corporation at such times and to such persons and for such consideration as the board shall determine.
SECTION 8.02 COMMISSIONS. Subject to the provisions of the Act, the board may from time to time authorize the Corporation to pay a commission to any person in consideration of  ~~his~~such person’s purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.
SECTION 8.03 REGISTRATION OF TRANSFER. Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by  ~~his~~such holder’s attorney or successor duly appointed, or upon proper instructions from the holder of uncertificated shares, in each case with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time require, and upon payment of all applicable taxes and any fees required by the board.
SECTION 8.04 TRANSFER AGENTS. REGISTRARS AND DIVIDEND DISBURSING AGENTS. The board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfers. The board may also from time to time appoint a dividend disbursing agent to disburse dividends. One person may be appointed to any number of the aforesaid positions. The board may at any time terminate any such appointment.
SECTION 8.05 CONCLUSIVENESS OF SECURITIES REGISTER. Subject to the provisions of the Act, the Corporation shall treat the person in- whose name any share is registered in the securities register as absolute owner of such share with full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation’s records or on the share certificate.
SECTION 8.06 SHARE CERTIFICATES. Shares of the capital stock of the Corporation may be certificated or uncertificated. Every holder of one or more shares of the Corporation shall be entitled, at  ~~his~~such holder’s option, to a share certificate, or to a non-transferable written acknowledgement of  ~~his~~such holder’s right to obtain a share certificate, stating the number and class or series of shares held by  ~~him~~such holder as shown on the securities register. Share certificates and acknowledgements of a shareowner's right to a share certificate respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with Section 2.02 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless counter-signed by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced upon share certificates and every such printed or mechanically reproduced signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.
SECTION 8.07 REPLACEMENT OF SHARE CERTIFICATES. The board or any officer or agent designated by the board may in its ~~or his~~ discretion direct the issue of a new share certificate in lieu and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken upon payment of such fee, if any, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.
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SECTION 8.08 JOINT SHAREOWNERS. If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.
SECTION 8.09 DECEASED SHAREOWNERS. In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon or other distributions in respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agent.
ARTICLE NINE

DIVIDENDS AND RIGHTS
SECTION 9.01 DIVIDENDS. Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareowners according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.
SECTION 9.02 DIVIDEND WIRE TRANSFERS OR CHEQUES. A dividend payable in money shall be paid, at the Corporation’s option, by (a) wire transfer, or (b) cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared, and (i) sent, if by wire transfer, to such registered holder as per the wire instructions provided by such holder in the Corporation’s securities register, or (ii) mailed by prepaid ordinary mail, if by cheque, to such registered holder at the address of such holder in the Corporation’s securities register, unless such holder otherwise directs. In the case of joint holders, the wire transfer or cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and transferred to them as per the wire instructions, or mailed to them at their recorded address. The issuance of the wire transfer or the mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.
SECTION 9.03 NON-RECEIPT OF WIRE TRANSFERS OR CHEQUES. In the event of non-receipt of any dividend wire transfer or cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a wire transfer or a cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the directors may from time to time prescribe, whether generally or in any particular case.
SECTION 9.04 UNCLAIMED DIVIDENDS. To the extent permitted by applicable law, any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.
ARTICLE TEN

MEETINGS OF SHAREOWNERS
SECTION 10.01 ANNUAL MEETINGS. The annual meeting of shareowners shall be held at such time in each year and, subject to Section 10.03, at such place as the board or failing it, the chairperson of the board may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.
SECTION 10.02 SPECIAL MEETINGS. Subject to compliance with the Act, the board or the chairperson of the board shall have power to call a special meeting of shareowners at any time.
SECTION 10.03 PLACE OF MEETINGS. Meetings of shareowners of the Corporation may be held at such place inside or outside of Canada, as the directors may from time to time determine.
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SECTION 10.04 MEETINGS BY TELEPHONE, ELECTRONIC OR OTHER COMMUNICATION FACILITY. Any person entitled to attend a meeting of shareowners may participate in the meeting, to the extent and in the manner permitted by law, by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation makes available such a communication facility. A person participating in a meeting by such means is deemed for the purposes of the Act to be present at the meeting. The directors or the shareowners of the Corporation who call a meeting of shareowners pursuant to the Act may determine that the meeting shall be held, to the extent and in the manner permitted by law, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.
SECTION 10.05 NOTICE OF MEETINGS. Subject to compliance with the Act, notice of the time and place of each meeting of shareowners shall be given in the manner provided in Section 13.01 not less than twenty-one (21) nor more than fifty (50) days before the date of the meeting to each director, to the auditor and to each shareowner who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. A shareowner may in any manner either before, during or after a meeting of shareowners waive notice of or otherwise consent to a meeting of shareowners.
SECTION 10.06 CHAIRPERSON, SECRETARY AND SCRUTINEERS. The chairperson of any meeting of shareowners shall be (a) the chairperson of the board, if any; (b) if the chairperson of the board is absent or unwilling to act as chairperson of the meeting of shareowners, the lead independent director; or (c) if neither the chairperson of the board nor the lead independent director is present, or willing to act, the chief executive officer or president and if no such person is present within fifteen (15) minutes after the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be the chairperson. If the secretary and each assistant-secretary of the Corporation is absent, the chairperson shall appoint some person, who need not be a shareowner, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareowners, may be appointed by a resolution or by the chairperson of the meeting.
SECTION 10.07 PERSONS ENTITLED TO BE PRESENT. The only persons entitled to be present at a meeting of shareowners shall be those entitled to vote thereat, the directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.
SECTION 10.08 QUORUM. Except as otherwise provided by law or by the articles, a quorum for the transaction of business at any meeting of shareowners shall be not less than two persons present in person, each being a shareowner entitled to vote thereat or a duly appointed proxy for an absent shareowner so entitled, and holding or representing the holder or holders of shares carrying not less than a majority of the voting power of all issued and outstanding shares of the Corporation entitled to vote on a particular matter to be acted on at the meeting, except that, when specified business is to be voted on by one or more classes or series of shares voting as a class, unless otherwise provided by law, regulatory authority or by the articles, the holders of not less than a majority of the voting power of the shares of such classes or series shall constitute a quorum for the transaction of such matter. If a quorum is present at the opening of the meeting of shareowners, the shareowners present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.
If a quorum is not present at the opening of a meeting of shareowners, the shareowners present in person and entitled to be counted for the purpose of forming a quorum shall have power to adjourn the meeting from time to time to a fixed time and place without notice other than announcement at the meeting until a quorum shall be present, subject to the provisions of the Act, the articles and Section 10.16 of this by-law. At any such adjourned meeting, provided a quorum is present, any business may be transacted which might have been transacted at the meeting adjourned.
SECTION 10.09 RIGHT TO VOTE. The shareowners entitled to vote at any meeting of shareowners shall be determined in accordance with the provisions of the Act and the articles.
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SECTION 10.10 PROXIES. Every shareowner entitled to vote at a meeting of shareowners may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareowners, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareowner or  ~~his~~such shareowner’s attorney and shall conform with the requirements of the Act and applicable law.
SECTION 10.11 TIME FOR DEPOSIT OF PROXIES. The board may specify in a notice calling a meeting of shareowners a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of non-business days, before which time proxies to be used at such- meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chairperson of the meeting or any adjournment thereof prior to the time of voting.
SECTION 10.12 JOINT SHAREOWNERS. If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareowners may, in the absence of the other or others, vote the shares; but if two or more of those persons who are present, in person or by proxy, vote, they shall vote as one on the shares jointly held by them.
SECTION 10.13 VOTES TO GOVERN. At any meeting of shareowners every question shall, unless otherwise required by the articles or by-laws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes, either upon a show of hands or upon a poll, the chairperson of the meeting shall be entitled to a second or casting vote.
SECTION 10.14 SHOW OF HANDS. Subject to the provisions of the Act, any question at a meeting of shareowners shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairperson of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareowners upon the said question.
SECTION 10.15 BALLOTS. On any question proposed for consideration at a meeting of shareowners, and whether or not a show of hands has been taken thereon, any shareowner or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairperson shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken, each person present shall be entitled, in respect of the shares which  ~~he~~such person is entitled to  ~~votes~~vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareowners upon the said question.
 ~~section 10.16~~ ADJOURNMENT. Subject to the articles, if a meeting of shareowners is adjourned for less than thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the meeting that is adjourned. If a meeting of shareowners is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for required by the Act.
 ~~section 10.17~~SECTION 10.16   ~~RESOLUTION IN WRITING. A resolution in writing signed by all the shareowners entitled to vote on that resolution at a meeting of shareowners is as valid as if it had been passed at a meeting of the shareowners unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditors in accordance with the Act.~~
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 ~~section 10.18~~SECTION 10.17 ELECTRONIC VOTING BY SHAREOWNERS. Any vote at a meeting of the shareowners may be held, to the extent and in the manner permitted by law, entirely by means of a telephonic, electronic or other communication facility, if the Corporation makes available such a communication facility. Any person participating in a meeting of shareowners by electronic means as provided in Section 10.04 and entitled to vote at that meeting may vote, to the extent and in the manner permitted by law, by means of the telephonic, electronic or other communication facility that the Corporation has made available for that purpose.
ARTICLE ELEVEN

ADVANCE NOTICE OF NOMINATIONS OF DIRECTORS
SECTION 11.01 NOMINATION OF DIRECTORS. Only persons who are nominated in accordance with the provisions of this by-law shall be eligible for election as directors of the Corporation. Nominations of persons for election as directors of the Corporation at any annual meeting of shareowners, or at any special meeting of shareowners called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may only be made:
(a)	by or at the direction of the board of directors of the Corporation, including pursuant to a notice of meeting,
(b)
by or at the direction or request of one or more shareowners pursuant to a proposal submitted to the Corporation in accordance with applicable laws or a requisition of meeting submitted to the directors in accordance with applicable laws, or

(c)
by any person (a “nominating shareowner”) who, at the close of business on the date of the giving of the notice provided for below and on the record date for determining shareowners entitled to vote at such meeting, is a registered holder or beneficial owner of shares that are entitled to be voted at such meeting and complies with the notice and other procedures set forth in this by-law.

SECTION 11.02 TIMELY NOTICE. In addition to any other requirements in this by-law and under applicable laws, for a nomination to be made by a nominating shareowner, the nominating shareowner must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a nominating shareowner’s notice must be received by the Secretary at the principal executive offices of the Corporation:
(a)
in the case of an annual meeting of shareowners, not less than 30 days prior to the date of the annual meeting of shareowners; provided, however, that if the annual meeting of shareowners is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice by the nominating shareowner may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by the Corporation; and

(b)
in the case of a special meeting of shareowners (which is not also an annual meeting of shareowners), not later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting of shareowners is first made by the Corporation.

SECTION 11.03 PROPER WRITTEN FORM. To be in proper written form, a nominating shareowner’s notice to the Secretary must set forth and include:
(a)	as to each person whom the nominating shareowner proposes to nominate for election as a director:
(i)	the name, age, business address and residential address of the nominee,
(ii)	the principal occupation or employment of the nominee,
(iii)
the class or series and number of shares of the Corporation which are controlled or which are owned beneficially or of record by the nominee as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice,

(iv)
any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the nominee or any of its affiliates and the nominating shareowner, any person acting jointly or in concert with the nominating shareowner or any of their respective affiliates,

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~~(iv)~~(v)	a completed director questionnaire in the same form that nominees of the Corporation are required to complete, and
~~(v)~~(vi)
any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws; and

(b)	as to the nominating shareowner giving the notice,
(i)	the name and record address of the nominating shareowner,
(ii)
the class or series and number of shares of the Corporation which are controlled or which are owned beneficially or of record by the nominating shareowner as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice,

(iii)	any derivatives or other economic or voting interests in the Corporation and any hedges implemented with respect to the nominating shareowners’ interests in the Corporation,
(iv)	any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareowner has a right to vote any shares of the Corporation,
(v)	whether the nominating shareowner intends to deliver a proxy circular and form of proxy to any shareowners of the Corporation in connection with the election of directors,
(vi)	a representation that such nominating shareowner who intends to solicit proxies in support of a nominee will:
(A)
solicit proxies from shareowners of the Corporation representing at least 67% of the voting power of the shares of the Corporation entitled to vote on the election of directors in compliance with SEC Regulation 14A;

(B)	include a statement to that effect in its dissident proxy circular and/or form of proxy;
(C)	otherwise comply with SEC Regulation 14A;
~~(A)~~(D)
no later than five days before the meeting of shareowners (or any adjournment, postponement or rescheduling thereof), provide the Corporation with reasonable documentary evidence (as determined by the Corporation in good faith) that such nominating shareowner has complied with such representations, and

~~(v)~~(vii)
any other information relating to the nominating shareowner that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws.

Such notice must be accompanied by the written consent of each nominee to being named as a nominee in any proxy circular for the applicable meeting and any associated proxy card and to serve as a director, if elected. Reference to “nominating shareowner” in this Section 11.03 shall be deemed to refer to each shareowner that nominates a person for election as director in the case of a nomination proposal where more than one shareowner is involved in making such nomination proposal.
The form of questionnaire may be requested from the Corporation at any time in advance of the deadline for timely notice. In addition, following receipt of the notice, the Corporation may request additional information in respect of the nominee and the nominating shareowner must provide responses within five business days following receipt of such request (subject to extension with the consent of the Corporation, which consent shall not be unreasonably withheld), provided that any such additional request by the Corporation must, in the reasonable discretion of the Corporation, be relevant for shareowners to make an informed decision with respect to director elections, including, without limitation, as to the qualifications, experience, economic or voting interests and independence of any such nominee. Any information produced by a nominating shareowner to the Corporation in response to a request from the Corporation shall be subsequently provided to all shareowners.
For the avoidance of doubt, given that the Corporation is regulated under the Exchange Act, in the case of a nominating shareowner that intends to solicit proxies, the nominating shareowner’s notice, including all of the
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foregoing proper written form requirements, must be received by the Corporation within the time period in which notice of nominees must be received in compliance with SEC Regulation 14A. Unless otherwise required by law, if any shareowner (i) provides notice in compliance with section 11.03(b) and (ii) subsequently fails to comply with any requirements of Rule 14a-19 promulgated under the Exchange Act or any other rules or regulations thereunder, then the Corporation shall disregard any proxies or votes solicited for such nominees and such nomination shall be disregarded in accordance with section 11.05.
SECTION 11.04 ADDITIONAL REQUIREMENTS. In addition to the notice requirements described above, a nominating shareowner must:
(a)	notify the Corporation within five days following any decision to no longer solicit proxies in accordance with SEC Regulation 14A and the representations set forth in the notice, and
~~(a)~~(b)
no later than five days before the meeting of shareowners (or any adjournment, postponement or rescheduling thereof), provide the Corporation with reasonable documentary evidence (as determined by the Corporation in good faith) that such nominating shareowner has complied with the representations set forth in the notice, if applicable.

 ~~section 11.04~~SECTION 11.05 DETERMINATION OF ELIGIBILITY. TheAny of (i) the board of directors of the Corporation, (ii) a committee of the board of directors of the Corporation, (iii) an authorized officer of the Corporation or (iv) the chair of the meeting of shareowners at which an election for directors is held shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded, with no vote taken with respect to such nomination (notwithstanding any proxies with respect to such nomination having been received by the Corporation). In the event that the Corporation receives proxies for any disqualified or withdrawn nominee, such votes shall be treated as abstentions. The Board may, in its sole discretion, waive any requirement in this by-law.
 ~~section 11.05~~SECTION 11.06 DISCUSSION PERMITTED. Nothing in this by-law shall be deemed to preclude discussion by a shareowner (as distinct from the nomination of directors) at a meeting of shareowners of any matter it is entitled to discuss pursuant to the Act.
 ~~section 11.06~~SECTION 11.07 MEANING OF PUBLIC ANNOUNCEMENT. For purposes of this by-law, “public announcement” shall mean disclosure in a press release reported by a national news service in Canada or the United States or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or the Electronic Data Gathering, Analysis and Retrieval system at www.sec.gov/edgar.shtml.
 ~~section 11.07~~SECTION 11.08 NOTICE. Notwithstanding any other provision of the by-laws of the Corporation, notice given to the secretary pursuant to this by-law may only be given by personal delivery, facsimile transmission or by email (at such email address as may be stipulated from time to time by the secretary for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery to the Secretary at the address of the principal executive offices of the Corporation, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.
ARTICLE TWELVE

DIVISIONS AND DEPARTMENTS
SECTION 12.01 CREATION AND CONSOLIDATION OF DIVISIONS. The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.
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SECTION 12.02 NAME OF DIVISIONS. Any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name.
ARTICLE THIRTEEN

NOTICES
SECTION 13.01 METHOD OF SENDING NOTICE. Subject to compliance with all applicable laws, any notice (which term includes any communication or document) to be sent pursuant to the Act, the articles, the by-laws or otherwise to a shareowner, director, officer, auditor or member of a committee of the board shall be sufficiently sent if (i) delivered personally to the person to whom it is to be sent, (ii) delivered to the recorded address or mailed to the recorded address of that person by prepaid mail (iii) sent to that person at the recorded address by any means of prepaid transmitted or recorded communication or (iv) provided as an electronic document to the information system of that person. A notice so delivered shall be deemed to have been sent when it is delivered personally or to the recorded address. A notice so mailed shall be deemed to have been sent when deposited in a post office or public letter box and shall be deemed to have been received on the fifth day after so depositing. A notice so sent by any means- of transmitted or recorded communication or provided as an electronic document shall be deemed to have been sent when dispatched by the Corporation if it uses its own facilities or information system and otherwise when delivered to the appropriate communication company or agency or its representative for dispatch. The secretary or assistant secretary may change or cause to be changed the recorded address of any shareowner, director, officer or auditor or member of a committee of the board in accordance with any information believed by him to be reliable. The recorded address of a director shall be  ~~his~~such director’s latest address as shown in the records of the Corporation or in the most recent notice filed under the Corporations Information Act, whichever is the more current.
SECTION 13.02 ELECTRONIC DOCUMENTS. A requirement under this by-law to provide a person with a notice, document or other information is satisfied by providing an electronic document in compliance with the Act and the regulations thereunder.
SECTION 13.03 NOTICE TO JOINT SHAREOWNERS. If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them. The address to be used for the purpose of giving notices shall be the recorded address.
SECTION 13.04 COMPUTATION OF TIME. In computing the date when notice must be given under any provision requiring a specified number of days’ notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.
SECTION 13.05 UNDELIVERED NOTICES. If any notice given to a shareowner pursuant to Section 13.01 is returned on three (3) consecutive occasions because  ~~he~~such shareowner cannot be found, the Corporation shall not be required to give any further notices to such shareowner until  ~~he~~such shareowner informs the Corporation in writing of  ~~his~~its new address.
SECTION 13.06 OMISSIONS AND ERRORS. The accidental omission to give any notice to any shareowner, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.
SECTION 13.07 PERSONS ENTITLED TO SHARES BY DEATH OR OPERATION OF LAW. Every person who, by operation of law, transfer, death of a shareowner or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareowner from whom  ~~he~~such shareowner derives  ~~his~~its title to such share prior to  ~~his~~such shareowner’s name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which  ~~he~~such shareowner became so entitled) and prior to  ~~his~~such shareowner furnishing to the Corporation the proof of authority or evidence of  ~~his~~its entitlement as provided in the Act.
SECTION 13.08 WAIVER OF NOTICE. Any shareowner (or  ~~his~~its duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, the
B-2-15

by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareowners or of the board or committee thereof which may be given in any manner.
ARTICLE FOURTEEN

FISCAL YEAR
SECTION 14.01 FISCAL YEAR. The fiscal period of the Corporation shall terminate on such day in each year as the board of directors may from time to time determine.
ARTICLE FIFTEEN

EFFECTIVE DATE
SECTION 15.01 EFFECTIVE DATE. This by-law is effective from the date of the resolution of the directors adopting same and shall continue to be effective unless amended by the directors until the next meeting of shareowners of the Corporation, whereat if same is confirmed or confirmed as amended, this by-law shall continue in effect in the form in which it was so confirmed.
SECTION 15.02 REPEAL. Upon the date of this by-law coming into force,  ~~Second Amended and Restated~~ By-Law No.  ~~2002-1~~1 of the Corporation, as amended, shall be repealed, provided that such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal.
All officers and persons acting under any by-law so repealed shall continue to act as appointed under the provisions of this by-law and all resolutions of the shareowners or board or committee thereof with continuing effect passed under any repealed by-law shall continue to be valid except to the extent inconsistent with this by-law and until amended or repealed.
This by-law was approved by the directors of the Corporation at a meeting held on the  ~~23rd~~8th day of  ~~February 2021~~November, 2022.
This by-law of the Corporation is signed by an officer of the Corporation and hereby made.
DATED as of the  ~~28~~8th day of  ~~July~~November,  ~~2021~~2022.
/s/ Marni Morgan Poe
Marni Morgan Poe Corporate Secretary
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APPENDIX C
PRIMO WATER CORPORATION (the “Corporation”)
MANDATE OF THE BOARD OF DIRECTORS
Purpose:
The purpose of this mandate is to set out the responsibilities of the Board of Directors of the Corporation. The Board of Directors is committed to fulfilling its statutory mandate to supervise the management of the business and affairs of the Corporation with the highest standards of ethical conduct and in the best interests of the Corporation. The Board of Directors approves the strategic direction of the Corporation and oversees the performance of the Corporation’s business and management. The management of the Corporation is responsible for presenting strategic plans to the Board of Directors for review and approval and for implementing the Corporation’s strategic direction.
This mandate should be read in conjunction with the Corporate Governance Guidelines of the Corporation which set out additional responsibilities of the Board of Directors and contain guidelines pertaining to, inter alia, board size, selection, expectations, committees and meetings.
Responsibilities:
The Board of Directors shall:
1.
Satisfy itself as to the integrity of the Chief Executive Officer and other senior officers and that the Chief Executive Officer and other senior officers create a culture of integrity throughout the Corporation.

2.
Review and approve the annual operating plan (including the capital budget), long- and short-term strategic plans (which take into account, among other things, the opportunities and risks facing the Corporation’s business) and business objectives of the Corporation that are submitted by management and monitor the implementation by management of the strategic plan.

3.
Identify and review the principal business risks of the Corporation’s business and oversee, with the assistance of the Audit Committee, the implementation and monitoring of appropriate risk management systems and the monitoring of risks.

4.
Ensure, with the assistance of the ESG and Nominating Committee, the effective functioning of the Board of Directors and its committees in compliance with the corporate governance requirements of stock exchange listing rules and applicable law, and that such compliance is reviewed periodically by the ESG and Nominating Committee.

5.
Develop the Corporation’s approach to corporate governance. The ESG and Nominating Committee shall develop a set of corporate governance principles and guidelines that are specifically applicable to the Corporation. The Board of Directors shall review and approve the principles and guidelines applicable to the Corporation and its officers, directors, and employees, including the Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics.

6.
Satisfy itself that internal controls and management information systems for the Corporation are in place, are evaluated as part of the internal auditing process and reviewed periodically at the initiative of the Audit Committee.

7.
Assess the performance of the Corporation’s executive officers, including establishing and monitoring appropriate systems for succession planning as set forth in the Corporate Governance Guidelines of the Corporation (including appointing, training and monitoring senior management) and for periodically monitoring the compensation levels of such executive officers based on determinations and recommendations made by the Human Resources and Compensation Committee.

8.	Ensure that the Corporation has in place a policy for effective communication with shareowners, other stakeholders and the public generally.
9.
Review and, where appropriate, approve the recommendations made by the various committees of the Board of Directors, including, without limitation, to: select nominees for election to the Board; appoint directors to fill vacancies on the Board of Directors; appoint and replace, as applicable, the chairman, the lead independent director, the members of the various committees of the Board of Directors and the chair of each such committee; and establish the form and amount of director compensation.

C-1

The Board of Directors has delegated to the Chief Executive Officer, working with the other executive officers of the Corporation and its affiliates, the authority and responsibility for managing the business of the Corporation.
The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the Board of Directors with respect to extraordinary actions to be undertaken by the Corporation, including those that would make a significant change in the financial structure or control of the Corporation, the acquisition or disposition of any significant business, the entry of the Corporation into a major new line of business or transactions involving related parties.
Measures for Receiving Shareowner Feedback:
The Corporation shall provide a mechanism for receiving feedback from shareowners regarding its publicly disseminated materials and otherwise. The Board of Directors, upon recommendation of the ESG and Nominating Committee, will adopt specific procedures for permitting shareowner feedback and communication with the Board of Directors, including procedures that address consideration of persons suggested by shareowners as potential director nominees. Shareowners must comply with the “advance notice” requirements of the Corporation’s by-laws to suggest a nominee to the Board of Directors, unless such requirements are waived by the Board of Directors.
Expectations of Directors:
The Board of Directors shall develop and update, in conjunction with the ESG and Nominating Committee, specific expectations of directors. Such expectations shall be set out in the Corporate Governance Guidelines of the Corporation.
Annual Evaluation:
At least annually, the Board of Directors through the ESG and Nominating Committee shall, in a manner the Board of Directors determines to be appropriate:
•
Conduct a review and evaluation of the performance of the Board of Directors and its members, its committees and their members, including the compliance of the Board of Directors with this mandate and of the committees with their respective charters.

•	Review and assess the adequacy of this mandate.
No Rights Created:
This mandate is a broad policy statement and is intended to be part of the Board of Directors’ flexible governance framework. While this mandate should comply with all applicable law and the Corporation’s articles and by-laws, this mandate does not create any legally binding obligations on the Board of Directors, any committee of the Board of Directors, any director or the Corporation.
C-2

APPENDIX D
PRIMO WATER CORPORATION (the “Corporation”)
AUDIT COMMITTEE (the “Committee”)
CHARTER
Purpose:
The Committee is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling the oversight responsibilities it has with respect to: (i) the integrity of the financial statements of the Corporation; (ii) the Corporation’s compliance with legal and regulatory requirements; (iii) the qualifications and independence of the Corporation’s independent auditor; (iv) the performance of the Corporation’s internal auditors and independent auditor; and (v) disclosure controls, internal controls over financial reporting, and compliance with ethical standards adopted by the Corporation. In performing its duties, the Committee will foster an environment of open communication and adherence to the Corporation’s policies, practices and procedures at all levels. The Committee will also maintain effective working relationships with the Board, management, and the auditors.
Committee Authority and Responsibilities:
To fulfill its responsibilities and duties, the Committee shall:
Meetings
1.
Report regularly to the Board by means of written or oral reports, submission of minutes of Committee meetings or otherwise, from time to time or whenever it shall be called upon to do so, including a review of any issues that arise with respect to the quality and integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance and independence of the Corporation’s independent auditor, and the performance of the internal auditors.

2.
Meet as often as it determines necessary, but not less frequently than quarterly. The Committee shall meet separately in person, by videoconference or telephonically, periodically, with management (including the Chief Financial Officer and Chief Accounting Officer), the internal auditors and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meeting shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board.

3.
Meet privately with management and the independent auditor (together or separately), as frequently as the Committee deems appropriate for the Committee to fulfill its responsibilities, to discuss any concerns of the Committee, management or the independent auditors.

Financial Statement and Disclosure Matters
4.
Meet to review and discuss the annual audited financial statements with management and the independent auditor, including the Corporation’s specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

5.
Meet to review and discuss the quarterly financial statements with management and the independent auditor prior to filing the Corporation’s Form 10-Q, including the results of the independent auditor’s review of the Corporation’s quarterly financial statements.

6.
Discuss with management and the independent auditor significant financial accounting and reporting issues, complex or unusual transactions and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles and the implementation thereof.

7.
Review and discuss with management and the independent auditor any issues as to the adequacy of the Corporation’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting and engage in resolution thereof.

8.
Prepare the audit report required by the rules of the SEC to be included in the Corporation’s annual proxy circular and any other Committee reports required by applicable U.S. or Canadian securities laws or stock exchange listing requirements or rules.

9.
Discuss with management the Corporation’s earnings press releases (including the use of any “pro forma” or “adjusted” non-GAAP information) prior to the public disclosure thereof by the Corporation, as well as financial information and earnings guidance provided to analysts and rating agencies.

10.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Corporation’s financial statements.
11.
Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

12.
Review and discuss with management (including the senior internal audit executive) and the independent auditor the Corporation’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Corporation’s Form 10-K.

Oversight of the Corporation’s Risk Management Function
13.
Oversee the risk management activities of the Corporation, which will include holding periodic discussions with management regarding the Corporation’s guidelines and policies with respect to risk assessment, risk management, and major strategic, financial and operational risk exposures such as fraud, cybersecurity and data privacy and security matters, environmental, competitive and regulatory risks. The Committee shall receive regular reports regarding such risks and the steps management has taken to monitor and control any exposure resulting from such risks. The Committee shall, on at least an annual basis, facilitate a discussion with the Board regarding the Corporation’s risk management function and the Corporation’s major strategic, financial and operational risk exposures and disclosures.

14.
Review and discuss with the Board and others as it deems appropriate any litigation, claim or other contingency that could have a material effect upon the financial position or operating results of the Corporation.

15.	Oversee the Corporation’s insurance programs, any renewals or replacements thereof, including in respect of directors’ and officers’ insurance and indemnification for members of the Board.
Oversight of the Corporation’s Relationship with the Independent Auditor
16.
Subject to compliance with the requirements of applicable laws, have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareowner ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor and advisors retained by the Committee (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditor shall report directly to the Committee.

17.
Before the engagement of the independent auditor and at least annually thereafter, review and discuss with the independent auditor the independent auditor’s written communications to the Committee regarding the relationships between the auditor and the Corporation that, in the auditor’s professional judgment, may reasonably be thought to bear on its independence and affirming in writing to the Committee that the auditor is independent.

18.
Review with the independent auditor any audit problems or difficulties and management’s response. This review should include a discussion of (i) any restrictions on the scope of the independent auditor’s activities or on access to requested information and (ii) any significant disagreements with management. The Committee may review, as it deems appropriate: (i) any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise); (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Corporation.
19.
Subject to compliance with the requirements of applicable laws, set clear hiring policies for employees or former employees and partners or former partners of the current and former independent auditor.

20.
At least annually, obtain and review a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Corporation (to assess the auditor’s independence).

21.
Based on the above mentioned report and the independent auditor’s work throughout the year, evaluate the qualifications, performance and independence of the independent auditor, and select the Corporation’s auditor for the next year, subject to shareowner ratification. In this evaluation, the Committee shall: (i) consider whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditor’s independence; (ii) evaluate the lead partner of the independent auditor’s team and make sure that there is a regular rotation of the lead partner, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent auditing firm on a regular basis; (iii) evaluate the independent auditor’s team; and (iv) take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

22.
Review and discuss quarterly reports from the independent auditor (required by Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), on: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. Additionally, the Committee shall review with the independent auditor the matters required to be discussed under the standards of the Public Company Accounting Oversight Board.

23.
Pre-approve all permitted auditing services and non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor. Notwithstanding the foregoing, the Chair of the Committee shall be permitted to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor; provided that any such pre-approvals shall be subject to ratification by the Committee at its next meeting. This permission is also subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee shall review and discuss with the independent auditor the nature and scope of any tax services to be approved, as well as the potential effects of the provision of such services on the auditor’s independence.

24.	Meet with the independent auditor prior to the annual audit to review and discuss the planning and staffing of the audit.
Oversight of the Corporation’s Internal Audit Function
25.
The senior internal audit executive will report directly to the Chair of the Committee and administratively on a dotted line to the Corporation’s Chief Financial Officer. The Committee will review and advise management on the selection and removal of the senior internal audit executive.

26.	Review the significant reports to management prepared by the internal audit department and management’s responses.

27.	Periodically review, with the independent auditor, the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.
28.	Periodically review, with the senior internal audit executive, any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.
29.	Annually review and recommend changes (if any) to the internal audit charter.
Compliance Oversight Responsibilities
30.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.
31.
Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

32.
Periodically review and discuss with management, the internal auditors, and the independent auditor the overall adequacy and effectiveness of the Corporation’s legal, regulatory and ethical compliance programs, including the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. The Committee shall periodically receive from management confirmation of its compliance with material legal and regulatory compliance requirements. The Committee shall advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. Consistent with these responsibilities, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation’s policies, procedures, and practices at all levels. The Committee shall also provide for open communication among the independent auditor, management, the internal audit function, and the Board.

33.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

34.	Discuss with the Corporation’s Chief Legal Officer legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies and internal controls.
35.
In order to properly carry out its responsibilities, have the authority, without seeking Board approval and to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Corporation and to any advisors employed by the Committee, as well as the funding levels for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership and Evaluation:
36.
Upon the recommendation of the ESG and Nominating Committee, the Board shall elect annually from among its members a committee to be known as the “Audit Committee” to be composed of at least three independent directors, none of whom shall: (i) accept directly or indirectly from the Corporation or any subsidiary of the Corporation any consulting, advisory or other compensatory fee, other than as remuneration for acting in his or her capacity as a member of the Board or any Board committee, or as a part-time chair or vice-chair of the Board or any Board committee; (ii) be affiliated with the Corporation or any of its affiliates; (iii) be officers or employees of the Corporation or of any of its affiliates, or have been an officer or employee of the Corporation, any of its affiliates or the independent auditor in the three years prior to being appointed to the Committee; or (iv) be an immediate family member of any of these persons.

37.
Each member of the Committee shall meet the independence, experience and financial literacy requirements of any stock exchange upon which the Corporation’s stock is listed from time to time and in accordance with U.S. and Canadian securities laws, including applicable listing standards. At least one member of the Committee shall be an “audit committee financial expert” (as defined by the SEC).

38.
Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that simultaneous service on more than two other audit committees would not impair such member’s ability to effectively serve on the Committee. If such a determination is made, it must be disclosed in the Corporation’s annual proxy circular.

39.
A majority of the members of the Committee shall constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone or video conference whereby each participant has the opportunity to speak to and hear one another) or by a resolution in writing signed by all the members of the Committee.

40.
Each member of the Committee shall hold such office until the next annual meeting of shareowners after election as a member of the Committee. However, any member of the Committee may be removed or replaced at any time by the Board, with or without cause, and shall cease to be a member of the Committee as soon as such member ceases to be a director or otherwise ceases to be qualified to be a member of the Committee. The Board shall fill Committee member vacancies by appointing a member from the Board. If a vacancy on the Committee exists, the remaining members shall exercise all the Committee’s powers so long as a quorum exists.

41.
Upon the recommendation of the ESG and Nominating Committee, the Board shall elect a member of the Committee to act as Chair of the Committee (the “Chair”). In the absence of the Chair from any meeting of the Committee, the members of the Committee shall appoint one of their number to act as Chair of the meeting. The Chair will appoint a secretary who will keep minutes of all meetings (the “Secretary”), which shall be circulated to members of the Board upon completion. The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chair.

42.	The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.
43.
The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

44.	At least annually, the Committee shall review and reassess the adequacy of this charter. The Committee shall annually review and assess the Committee’s own performance.
Disclosure:
This charter shall be made available on the Corporation’s website.
Interpretations and Determinations:
The Committee and the Board shall have the power and authority to interpret this charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.
Limitation of Audit Committee’s Role:
It is not the duty of the Committee to prepare financial statements, to plan or conduct audits or to determine that the Corporation’s financial statements and disclosure are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.
No Rights Created:
This charter is a broad policy statement and is intended to be part of the Committee’s flexible governance framework. While this charter should comply with all applicable laws, regulations and listing requirements and the Corporation’s articles and by-laws, this charter does not create any legally binding obligations on the Committee, the Board, any members of the Board or the Corporation.
Revised January 2023

APPENDIX E
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
PRIMO WATER CORPORATION
SUPPLEMENTARY INFORMATION - NON-GAAP - BONUS ADJUSTED REVENUE

(in millions of U.S. dollars)

Unaudited
	For the Year Ended
	December 31, 2022
	North America	Europe	Other	Total
Revenue	$1,685.6	$265.3	$264.2	$2,215.1

Impact of foreign exchange at target rates	3.8	2.7	61.8	68.3
Impact of acquisitions not included in target	(2.4)	3.4	—	1.0
Inflation adjustment	(90.1)	(16.7)	(6.6)	(113.4)
Bonus Adjusted Revenue	$1,596.9	$254.7	$319.4	$2,171.0

PRIMO WATER CORPORATION
SUPPLEMENTARY INFORMATION - NON-GAAP - BONUS ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION & AMORTIZATION

(in millions of U.S. dollars)

Unaudited

	For the Year Ended
	December 31, 2022
	North America	Europe	Other	Total
Operating income (loss)	$203.7	$(28.4)	$(47.4)	$127.9
Other (income) expense, net	(1.6)	$12.6	$(2.2)	$8.8
Depreciation and amortization	179.6	$38.9	$24.3	$242.8
EBITDA	$384.9	$(2.1)	$(20.9)	$361.9

Acquisition and integration costs	10.8	3.2	1.3	15.3
Share-based compensation costs	3.5	0.2	13.5	17.2
COVID-19 costs	(0.6)	—	—	(0.6)
Impairment charges	—	29.1	—	29.1
Foreign exchange and other losses, net	1.6	13.1	0.4	15.1
Loss on disposal of property, plant and equipment, net	6.9	0.2	1.4	8.5
Loss on extinguishment of long-term debt	—	—	—	—
Gain on sale of business	(0.4)	(0.4)	—	(0.8)
Gain on sale of property	(38.8)	—	—	(38.8)
Other adjustments, net	6.5	3.0	3.7	13.2
Adjusted EBITDA	$374.4	$46.3	$(0.6)	$420.1

Impact of foreign exchange at target rates	0.3	1.3	9.9	11.5
Impact of acquisitions not included in target	(0.7)	1.0	—	0.3
Bonus Adjusted EBITDA	$374.0	$48.6	$9.3	$431.9

PRIMO WATER CORPORATION
SUPPLEMENTARY INFORMATION - NON-GAAP - BONUS ADJUSTED FREE CASH FLOW

(in millions of U.S. dollars)

Unaudited
For the Year Ended
December 31, 2022
Net cash provided by operating activities from continuing operations	$281.6
Less: Additions to property, plant, and equipment	(207.7)
Less: Additions to intangible assets	(8.9)
Free Cash Flow	$65.0

Acquisition and integration cash costs	11.8
COVID-19 related cash costs	(0.6)
Cash costs related to additions to property, plant and equipment for integration of acquired entities	1.3
Deferral of payroll tax related costs - government programs	7.5
Adjusted Free Cash Flow	$85.0

BONUS ADJUSTMENTS
Impact of foreign exchanges rates to target	4.4
Adjustment for acquisitions not included in target	0.3
BONUS ADJUSTED FREE CASH FLOW	$89.7

PRIMO WATER CORPORATION
SUPPLEMENTARY INFORMATION - NON-GAAP – PERFORMANCE SHARE UNIT ADJUSTED
PRE-TAX INCOME

(in millions of U.S. dollars)

Unaudited
	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2022	January 1, 2022	January 2, 2021
Pre-Tax (Loss) Income	$49.3	$6.3	$(152.4)

Adjustments per plan
The impact of changes to US GAAP	0.8	0.8	0.8
The impact of changes to tax laws or other regulations in any jurisdiction the Company operates in	28.5	2.6	137.2
The impact of discontinued operations or items that are unusual or infrequently occurring as defined by US GAAP	—	—	—
All expenses related to capital markets and M&A transactions authorized by the Board of Directors, including integration costs, professional advisor fees, investment banking fees and gains or losses due to the repurchase of debt or equity	15.3	38.0	52.6
Gain or losses from, or expenses incurred for the restructuring of the Company’s legal and tax structure, including gains or losses due to intercompany loans between the Company's subsidiaries	—	0.5	1.3
US GAAP purchase accounting adjustments in connection with (i) the acquisition of DSS by Crestview Partners and by the Company, and (ii) acquisitions by the Company after December 28, 2019	6.9	10.7	13.0
The impact of foreign currency compared to targeted rates	14.3	10.8	1.2
The impact of retirement provision	(4.5)	(0.1)	5.9
	61.3	63.3	212.0
Adjusted Pre-Tax Income	$110.6	$69.6	$59.6

Primo Water Corporation
1150 Assembly Drive
Suite 800
Tampa, Florida 33607

www.primowatercorp.com

APPENDIX F
ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the meeting. The following sets forth certain information about such persons (the “Participants”).
Directors and Director Nominees
The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o Primo Water Corporation, 1150 Assembly Drive, Suite 800, Tampa, Florida 33607.
Name	Present Principal Occupation
Britta Bomhard	Co-Founder, Encourage-Ventures; Fellow, Distinguished Careers Institute at Stanford University; and Consultant, Stanford Seed
Susan E. Cates	Co-Founder and Managing Partner, Leeds Illuminate
Jerry Fowden	Former (Retired) Executive Chairman of the Company
Eric J. Foss	Former (Retired) Chair, President and Chief Executive Officer of Aramark Corporation
Stephen H. Halperin	Of Counsel, Goodmans LLP
Thomas J. Harrington	Chief Executive Officer of the Company
Gregory Monahan	Senior Managing Director, Crescendo Partners, L.P. and Managing Member and Portfolio Manager, Jamarant Capital, LP
Billy D. Prim	Former (Retired) Founder, Legacy Primo, and Founder, Blue Rhino Corporation
Eric Rosenfeld	President and Chief Executive Officer, Crescendo Partners, L.P. and Chief Executive Officer, Allegro Merger Corp.
Archana Singh	Chief People Officer, Thrasio
Steven P. Stanbrook	Executive Advisory Partner, Wind Point Partners
Officers and Employees
Executive officers and employees of the Company who are Participants are listed below, except for Thomas J. Harrington. The business address for each is c/o Primo Water Corporation, 1150 Assembly Drive, Suite 800, Tampa, Florida 33607. Their present principal occupations are stated below, other than Mr. Thomas Harrington’s which is stated above.
Name	Present Principal Occupation
David W. Hass	Chief Financial Officer of the Company
Marni Morgan Poe	Chief Legal Officer and Secretary of the Company
Information Regarding Ownership of the Company’s Securities by Participants
The number of the Company’s securities beneficially owned by the Participants as of March 14, 2023 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement.

Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Date	Title of Security	Number of Shares	Transaction
Britta Bomhard	05/13/2022	Common Shares	9,560	Grant, Award or Other Acquisition
	05/07/2021	Common Shares	7,092	Grant, Award or Other Acquisition

Susan E. Cates	05/13/2022	Common Shares	9,560	Grant, Award or Other Acquisition
	05/07/2021	Common Shares	7,092	Grant, Award or Other Acquisition

Eric J. Foss	03/15/2023	Common Shares	1,243	Grant, Award or Other Acquisition

Jerry Fowden	02/08/2023	Common Shares	47,630	Exercise or Conversion of Derivative Security
	02/08/2023	Common Shares	47,630	Open Market Sale
	01/06/2023	Common Shares	3,760	Exercise or Conversion of Derivative Security
	01/06/2023	Common Shares	3,760	Open Market Sale
	01/09/2023	Common Shares	90,463	Exercise or Conversion of Derivative Security
	01/09/2023	Common Shares	90,463	Open Market Sale
	05/13/2022	Common Shares	9,560	Grant, Award or Other Acquisition
	02/11/2022	Common Shares	25,026	Grant, Award or Other Acquisition
	02/11/2022	Common Shares	10,300	Payment of Exercise Price or Tax Liability
	12/11/2021	Common Shares	2,257	Payment of Exercise Price or Tax Liability
	11/18/2021	Common Shares	15,760	Open Market Sale
	11/17/2021	Common Shares	106,259	Open Market Sale
	11/09/2021	Common Shares	61,772	Open Market Sale
	11/08/2021	Common Shares	166,463	Exercise or Conversion of Derivative Security
	11/08/2021	Common Shares	104,691	Open Market Sale
	11/04/2021	Common Shares	206,687	Exercise or Conversion of Derivative Security
	11/04/2021	Common Shares	206,687	Open Market Sale
	09/07/2021	Common Shares	7,868	Exercise or Conversion of Derivative Security
	09/07/2021	Common Shares	7,868	Open Market Sale
	09/03/2021	Common Shares	8,867	Exercise or Conversion of Derivative Security
	09/03/2021	Common Shares	8,867	Open Market Sale
	09/02/2021	Common Shares	49,816	Exercise or Conversion of Derivative Security
	09/02/2021	Common Shares	49,816	Open Market Sale
	09/01/2021	Common Shares	58,375	Exercise or Conversion of Derivative Security
	09/01/2021	Common Shares	58,357	Open Market Sale
	08/31/2021	Common Shares	35,571	Exercise or Conversion of Derivative Security
	08/31/2021	Common Shares	35,571	Open Market Sale
	08/30/2021	Common Shares	37,090	Exercise or Conversion of Derivative Security
	08/30/2021	Common Shares	37,090	Open Market Sale
	08/27/2021	Common Shares	13,710	Exercise or Conversion of Derivative Security
	08/27/2021	Common Shares	13,710	Open Market Sale
	06/11/2021	Common Shares	9,476	Exercise or Conversion of Derivative Security
	06/11/2021	Common Shares	9,476	Open Market Sale
	06/10/2021	Common Shares	37,419	Exercise or Conversion of Derivative Security
	06/10/2021	Common Shares	37,419	Open Market Sale
	05/27/2021	Common Shares	897	Exercise or Conversion of Derivative Security
	05/27/2021	Common Shares	897	Open Market Sale
	05/25/2021	Common Shares	16,299	Exercise or Conversion of Derivative Security
	05/25/2021	Common Shares	16,299	Open Market Sale

Name	Date	Title of Security	Number of Shares	Transaction
	05/25/2021	Common Shares	5,701	Exercise or Conversion of Derivative Security
	05/25/2021	Common Shares	5,701	Open Market Sale
	05/24/2021	Common Shares	56,097	Exercise or Conversion of Derivative Security
	05/24/2021	Common Shares	56,097	Open Market Sale
	05/24/2021	Common Shares	5,415	Exercise or Conversion of Derivative Security
	05/24/2021	Common Shares	5,415	Open Market Sale
	05/21/2021	Common Shares	128,556	Exercise or Conversion of Derivative Security
	05/21/2021	Common Shares	128,556	Open Market Sale
	05/21/2021	Common Shares	10,928	Exercise or Conversion of Derivative Security
	05/21/2021	Common Shares	10,928	Open Market Sale
	05/21/2021	Common Shares	209,302	Exercise or Conversion of Derivative Security
	05/21/2021	Common Shares	209,302	Open Market Sale
	05/18/2021	Common Shares	15,807	Exercise or Conversion of Derivative Security
	05/18/2021	Common Shares	15,807	Open Market Sale
	05/17/2021	Common Shares	109,682	Exercise or Conversion of Derivative Security
	05/17/2021	Common Shares	109,682	Open Market Sale
	05/14/2021	Common Shares	217,800	Exercise or Conversion of Derivative Security
	05/14/2021	Common Shares	217,800	Open Market Sale
	05/14/2021	Common Shares	2,886	Exercise or Conversion of Derivative Security
	05/14/2021	Common Shares	2,886	Open Market Sale
	05/10/2021	Common Shares	600	Exercise or Conversion of Derivative Security
	05/10/2021	Common Shares	600	Open Market Sale
	05/07/2021	Common Shares	7,092	Grant, Award or Other Acquisition
	05/03/2021	Common Shares	11,844	Exercise or Conversion of Derivative Security
	05/03/2021	Common Shares	11,844	Open Market Sale
	04/28/2021	Common Shares	300	Exercise or Conversion of Derivative Security
	04/28/2021	Common Shares	300	Open Market Sale
	04/26/2021	Common Shares	1,100	Exercise or Conversion of Derivative Security
	04/26/2021	Common Shares	1,100	Open Market Sale
	04/26/2021	Common Shares	38,457	Exercise or Conversion of Derivative Security
	04/26/2021	Common Shares	38,457	Open Market Sale
	04/23/2021	Common Shares	133,080	Exercise or Conversion of Derivative Security
	04/23/2021	Common Shares	133,080	Open Market Sale
	04/07/2021	Common Shares	501	Exercise or Conversion of Derivative Security
	04/07/2021	Common Shares	501	Open Market Sale
	04/06/2021	Common Shares	27,016	Exercise or Conversion of Derivative Security
	04/06/2021	Common Shares	27,016	Open Market Sale
	04/05/2021	Common Shares	160	Exercise or Conversion of Derivative Security
	04/05/2021	Common Shares	160	Open Market Sale

Stephen H. Halperin	05/13/2022	Common Shares	9,560	Grant, Award or Other Acquisition
	05/07/2021	Common Shares	7,092	Grant, Award or Other Acquisition

Thomas J. Harrington	02/10/2023	Common Shares	53,924	Payment of Exercise Price or Tax Liability
	02/10/2023	Common Shares	137,160	Grant, Award or Other Acquisition
	12/11/2022	Common Shares	5,997	Payment of Exercise Price or Tax Liability
	12/09/2022	Common Shares	10,771	Payment of Exercise Price or Tax Liability
	12/09/2022	Common Shares	6,211	Payment of Exercise Price or Tax Liability
	12/07/2022	Common Shares	105,124	Grant, Award or Other Acquisition
	09/01/2022	Common Shares	39,000	Open Market Purchase
	02/11/2022	Common Shares	56,990	Grant, Award or Other Acquisition

Name	Date	Title of Security	Number of Shares	Transaction
	02/11/2022	Common Shares	16,173	Payment of Exercise Price or Tax Liability
	12/11/2021	Common Shares	5,138	Payment of Exercise Price or Tax Liability
	12/11/2021	Common Shares	5,997	Payment of Exercise Price or Tax Liability
	12/09/2021	Common Shares	82,111	Grant, Award or Other Acquisition
	12/09/2021	Common Shares	6,211	Payment of Exercise Price or Tax Liability

David W. Hass	02/10/2023	Common Shares	11,526	Grant, Award or Other Acquisition
	02/10/2023	Common Shares	3,275	Payment of Exercise Price or Tax Liability
	01/23/2023	Common Shares	18,867	Grant, Award or Other Acquisition

Gregory Monahan	05/13/2022	Common Shares	9,560	Grant, Award or Other Acquisition
	11/18/2021	Common Shares	10,000	Open Market Sale
	11/17/2021	Common Shares	25,000	Open Market Sale
	05/07/2021	Common Shares	7,092	Grant, Award or Other Acquisition

Marni Morgan Poe	03/01/2023	Common Shares	32,598	Exercise or Conversion of Derivative Security
	03/01/2023	Common Shares	20,029	Payment of Exercise Price or Tax Liability
	03/01/2023	Common Shares	3,061	Payment of Exercise Price or Tax Liability
	02/10/2023	Common Shares	38,404	Grant, Award or Other Acquisition
	02/10/2023	Common Shares	15,031	Payment of Exercise Price or Tax Liability
	12/11/2022	Common Shares	1,680	Payment of Exercise Price or Tax Liability
	12/09/2022	Common Shares	1,449	Payment of Exercise Price or Tax Liability
	12/09/2022	Common Shares	2,155	Payment of Exercise Price or Tax Liability
	12/07/2022	Common Shares	18,396	Grant, Award or Other Acquisition
	02/11/2022	Common Shares	17,345	Grant, Award or Other Acquisition
	02/11/2022	Common Shares	4,705	Payment of Exercise Price or Tax Liability
	12/11/2021	Common Shares	1,564	Payment of Exercise Price or Tax Liability
	12/11/2021	Common Shares	1,680	Payment of Exercise Price or Tax Liability
	12/09/2021	Common Shares	16,422	Grant, Award or Other Acquisition
	12/09/2021	Common Shares	1,449	Payment of Exercise Price or Tax Liability
	11/09/2021	Common Shares	27,704	Grant, Award or Other Acquisition
	11/09/2021	Common Shares	9,540	Payment of Exercise Price or Tax Liability
	11/09/2021	Common Shares	7,148	Payment of Exercise Price or Tax Liability

Billy D. Prim	05/13/2022	Common Shares	9,560	Grant, Award or Other Acquisition
	05/07/2021	Common Shares	7,092	Grant, Award or Other Acquisition

Eric Rosenfeld	05/13/2022	Common Shares	9,560	Grant, Award or Other Acquisition
	11/22/2021	Common Shares	42,857	Open Market Sale
	11/19/2021	Common Shares	39,915	Open Market Sale
	11/18/2021	Common Shares	50,773	Open Market Sale
	05/07/2021	Common Shares	7,092	Grant, Award or Other Acquisition

Archana Singh	05/13/2022	Common Shares	9,560	Grant, Award or Other Acquisition
	08/03/2021	Common Shares	5,582	Grant, Award or Other Acquisition

Steven P. Stanbrook	09/06/2022	Common Shares	13,358	Open Market Purchase
	05/13/2022	Common Shares	9,560	Grant, Award or Other Acquisition
	03/01/2022	Common Shares	17,000	Open Market Purchase
	02/28/2022	Common Shares	3,362	Open Market Purchase
	05/07/2021	Common Shares	7,092	Grant, Award or Other Acquisition

Miscellaneous Information Concerning Participants
Other than as set forth in this Appendix F or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any common shares or other securities of the Company or any parent or subsidiaries of the Company, or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the meeting. Other than as set forth in this Appendix F or elsewhere in this proxy statement and based on the information provided by each Participant, no part of the purchase price or market value of any of the securities in this Appendix F is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Other than as set forth in this Appendix F or elsewhere in this proxy statement and based on the information provided by each Participant and Primo Water’s executive and senior officers, none of the Participants or Primo Water’s executive and senior officers, or any associate or affiliate of any such persons, at any time since the beginning of Primo Water’s last financial year has had any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the meeting. In addition, other than as set forth in this Appendix F or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants listed above is now, or has been within the past year, a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.
Other than as set forth in this Appendix F or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. Other than as set forth in this Appendix F or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates or immediate family members have or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

THIS IS THE BLUE PROXY CARD

PRELIMINARY COPY - SUBJECT TO COMPLETION DATED MARCH 30, 2023

PRIMO WATER™

PRIMO WATER CORPORATION
C/O FIRST COAST RESULTS, INC.
SUITE 112
200 BUSINESS PARK CIRCLE
SAINT AUGUSTINE, FL 32095

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on May 2, 2023 for shares held directly and by 11:59 p.m. ET on [TBD], 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PRMW2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to c/o First Coast Results, Inc., Suite 112, 200 Business Park Circle, Saint Augustine, FL 32095.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D96784-P87908 KEEP THIS PORTION FOR YOUR RECORDS

THIS BLUE UNIVERSAL PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PRIMO WATER CORPORATION

The Board of Directors recommends you vote FOR the Primo Nominees, FOR Proposals 2, 3 and 5, and for "1 Year" on Proposal 4:

1. **Election of Directors.** Vote "FOR" only up to **ten** nominees in total. You may vote "FOR" fewer than ten nominees, but if you vote "FOR" more than ten nominees, your votes on Proposal 1 will be considered invalid and will not be counted. A "WITHHOLD" vote on any nominee will not be counted as a "FOR" vote. **Primo recommends a vote "FOR" each of the Primo Nominees.**

Primo Nominees:	For	Withhold
1a. Britta Bomhard	☐	☐
1b. Susan E. Cates	☐	☐
1c. Eric J. Foss	☐	☐
1d. Jerry Fowden	☐	☐
1e. Thomas J. Harrington	☐	☐
1f. Gregory Monahan	☐	☐
1g. Billy D. Prim	☐	☐
1h. Eric Rosenfeld	☐	☐
1i. Archana Singh	☐	☐
1j. Steven P. Stanbrook	☐	☐

Legion Nominees OPPOSED by Primo:	For	Withhold
1k. Timothy P. Hasara	☐	☐
1l. Derek Lewis	☐	☐

	For	Against	Abstain
2. **Appointment of Independent Registered Certified Public Accounting Firm.** Appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm.	☐	☐	☐
3. **Non-Binding Advisory Vote on Executive Compensation.** Approval, on a non-binding advisory basis, of the compensation of Primo Water Corporation's named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. **Non-Binding Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation.** Approval, on a non-binding advisory basis, of the frequency of an advisory vote on the compensation of Primo Water Corporation's named executive officers.	☐	☐	☐	☐

	For	Against	Abstain
5. **Amended and Restated By-Laws.** Approval of Primo Water's Amended and Restated By-Laws.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

D96785-P87908

PRIMO WATER CORPORATION
THIS BLUE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL AND SPECIAL MEETING OF SHAREOWNERS
MAY 3, 2023

The shareowner(s) hereby appoint(s) Jerry Fowden, or failing him, Marni Morgan Poe, Chief Legal Officer & Secretary, or ______________________________ as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of Primo Water Corporation (the "Company") that the shareowner(s) is/are entitled to vote at the Annual and Special Meeting of Shareowners to be held at 8:00 a.m. (local time in Tampa, Florida) on Wednesday, May 3, 2023, online at www.virtualshareholdermeeting.com/PRMW2023, and any adjournment or postponement thereof.

Each shareowner has the right to appoint a person other than the director and officer of Primo Water Corporation indicated above to represent them as proxyholder at the Annual and Special Meeting of Shareowners or any adjournment or postponement thereof. Such right can be exercised by filling in that person's name in the blank space located above.

As you may know, Legion Partners Holdings, LLC ("Legion") has submitted a purported notice to the Company of its intent to nominate four candidates for election to the Board of Directors at the Annual and Special Meeting. The Company has determined that Legion's purported notice is invalid under the Company's Amended and Restated By-Laws but has determined to waive the deficiencies in Legion's purported notice with respect to Timothy P. Hasara and Derek Lewis. If a court of competent jurisdiction subsequently determines that Legion's purported notice is valid with respect to either or both of Legion's other two nominees, no proxies or votes received on this proxy card will be recognized, be tabulated at the meeting or have any legal effect, and these proxies or votes will be disregarded. In that scenario, the Company will provide you with a revised **BLUE** universal proxy card, and you will have to vote again on that card for your vote to be counted.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. **YOU MAY SUBMIT VOTES "FOR" UP TO TEN NOMINEES IN TOTAL. A "WITHHOLD" VOTE ON ANY NOMINEE WILL NOT BE COUNTED AS A "FOR" VOTE. YOU ARE PERMITTED TO VOTE FOR LESS THAN TEN NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN TEN "FOR" BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TEN "FOR" BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY "FOR" THOSE NOMINEES YOU HAVE SO MARKED, ALL OTHERS WILL BE VOTED "WITHHOLD."** IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS BLUE UNIVERSAL PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE